UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 01136

Security Equity Fund

(Exact name of registrant as specified in charter)

805 King Farm Boulevard, Suite 600
Rockville, Maryland 20850

(Address of principal executive offices) (Zip code)

Donald C. Cacciapaglia, President

Security Equity Fund
805 King Farm Boulevard, Suite 600
Rockville, Maryland 20850

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-301-296-5100

Date of fiscal year end: September 30

Date of reporting period: September 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1. Reports to Stockholders.

FUNDAMENTAL ALPHA

LARGE CAP CORE FUND

ALL CAP VALUE FUND

MID CAP VALUE FUND

MID CAP VALUE INSTITUTIONAL FUND

SMALL CAP GROWTH FUND

SMALL CAP VALUE FUND

LARGE CAP CONCENTRATED GROWTH FUND

MSCI EAFE EQUAL WEIGHT FUND

OPPORTUNISTIC

ALPHA OPPORTUNITY FUND

GO GREEN!

ELIMINATE MAILBOX CLUTTER

Go paperless with Guggenheim Investments eDelivery—a service giving you full online access to account information and documents. Save time, cut down on mailbox clutter and be a friend to the environment with eDelivery.

With Guggenheim Investments eDelivery you can:

•	View online confirmations and statements at your convenience.

•	Receive email notifications when your most recent confirmations, statements and other account documents are available for review.

•	Access prospectuses, annual reports and semiannual reports online.

If you have questions about Guggenheim Investments eDelivery services, contact one of our Shareholder Service Representatives at 800.820.0888.

This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Distributed by Rydex Distributors, LLC.

the GUGGENHEIM FUNDS annual report | 1

September 30, 2012

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for nine of our mutual funds (the “Funds”).

The Investment Adviser is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC, a global, diversified financial services firm.

This report covers performance of the following Funds for the annual period ended September 30, 2012, with the name of each Fund followed by its ticker symbol:

– Large Cap Core Fund (SECEX)*

– All Cap Value Fund (SESAX)*

– Mid Cap Value Fund (SEVAX)*

– Mid Cap Value Institutional Fund (SVUIX)

– Small Cap Growth Fund (SSCAX)*

– Small Cap Value Fund (SSUAX)*

– Large Cap Concentrated Growth Fund (SEFAX)*

– MSCI EAFE Equal Weight Fund (SEQAX)*

– Alpha Opportunity Fund (SAOAX)*

Rydex Distributors, LLC, the distributor of the Funds, is committed to providing investors with innovative investment solutions; as of the date of this report, we offer a wide range of domestic and global themes in our funds and a distinctive ETF line-up.

To learn more about economic and market conditions over the 12 months ended September 30, 2012 and the objective and performance of each Fund, we encourage you to read the Economic and Market Overview section of the report, which follows this letter, and the Manager’s Commentary for each Fund.

Sincerely,

Donald C. Cacciapaglia

President

October 31, 2012

* Ticker symbol is for A-Class shares.

Read each fund’s prospectus and summary prospectus (if available) carefully before investing. It contains the fund’s investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

2  |  THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW	September 30, 2012

Amidst the negative headlines concerning the potential fiscal cliff in the U.S., further turmoil in Europe and worsening economic data from China, the U.S. economy has shown surprising resilience, with signs of rising consumer sentiment and a recovery in housing. The U.S. housing market appears to have passed its bottom and real estate prices have begun to pick up. Our expectation is that a period of continued low interest rates will likely reinforce the rise in home prices and sales. Rising home prices will increase household net worth, which will translate into greater consumption via the wealth effect, and is supportive of overall economic growth. The recent rise in headline inflation, led by increases in energy and food prices, is likely to be transitory. Inflationary pressures should remain muted in the medium-term given the substantial slack in the economy.

The U.S. economy continues to press forward despite the current headwinds, and we believe the current macroeconomic environment remains constructive for risk assets, especially in the U.S. Stocks in the U.S. appear to be undervalued by most measures, and should benefit from continued capital inflow and the Federal Reserve’s accommodative monetary policy. We continue to see attractive value in credit products on a relative basis. This positive outlook for fixed income, however, is limited to spread (or non-government) sectors. Treasury prices, particularly in the ten-year segment, appear rich. As a result, Treasuries are not a significant holding in the portfolios.

On the international front, uncertainty continues to weigh on European markets. European policymakers appear to be coming closer to a consensus on the need for a fiscal union, albeit at a glacial pace. This would be a positive development in our view and is necessary for a resolution of the current crisis. In China, a recent batch of economic data suggests that the odds of a hard landing have increased materially. We expect an announcement of additional stimulus measures after the government transition next year, but not on the scale of the previous round of stimulus from 2009. Although a stimulus would be supportive of economic growth, we expect China’s headline growth to slow from its breakneck pace of the past decade.

Beginning in October 2011, the U.S. stock market moved up fairly consistently, except for a second-quarter pullback caused by lower earnings and GDP, with the Standard & Poor’s 500 Index* (the “S&P 500”) closing on its highest level since early 2008 late in the period. (All returns cited are for the 12-month period ended September 30, 2012.) The S&P 500, which is generally regarded as an indicator of the broad U.S. stock market, returned 30.20%. Most foreign equity markets were also strong. The Morgan Stanley Capital International (“MSCI”) Europe-Australasia-Far East (“EAFE”) Index*, which is composed of approximately 1,100 companies in 20 developed countries in Europe and the Pacific Basin, returned 13.75%. The MSCI Emerging Markets Index*, which measures stock market performance in global emerging markets, returned 16.93%.

The search for yield continued to attract investors to the U.S. bond markets, helping performance, with lower-rated bonds outperforming higher-quality issues. The return of the Barclays U.S. Aggregate Bond Index*, which is a proxy for the U.S. investment grade bond market, returned 5.14%, while return of the Barclays U.S. Corporate High Yield Index* was 19.37%.

Reflecting the Federal Reserve’s continuing accommodative monetary policy, interest rates on short-term securities remained at their lowest levels in many years; the return of the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.07%.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  3

ECONOMIC AND MARKET OVERVIEW	September 30, 2012

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction cost, fees, or expenses.

Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS.

Barclays U.S. Corporate High Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below.

Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a capitalization weighted measure of stock markets in Europe, Australasia and the Far East.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

MSCI EAFE Equal Weighted Index equally weights the issuers in the MSCI EAFE Index, which is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Equal Weighted Index is rebalanced quarterly so that each issuer has the same weight on each rebalancing date. The MSCI EAFE Index consists of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Standard & Poor’s 500 Index (the “S&P 500”) is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

Russell 3000® Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500® Value Index measures the performance of the small- to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth value.

4  |  THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2012 and ending September 30, 2012.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (continued)

			Beginning	Ending	Expenses
	Expense	Fund	Account Value	Account Value	Paid During
	Ratio[1]	Return	March 31, 2012	September 30, 2012	Period[2]
Table 1. Based on actual Fund return[3]

Large Cap Core Fund
A-Class	2.09%	(0.38%)	$1,000.00	$996.20	$10.43
B-Class	4.02%	(1.10%)	1,000.00	989.00	19.99
C-Class	3.37%	(0.85%)	1,000.00	991.50	16.78
Institutional Class	1.18%	(0.23%)	1,000.00	997.70	5.89

All Cap Value Fund
A-Class	1.28%	(0.34%)	1,000.00	996.60	6.39
C-Class	2.03%	(0.70%)	1,000.00	993.00	10.11
Institutional Class	1.02%	(0.17%)	1,000.00	998.30	5.10

Mid Cap Value Fund
A-Class	1.49%	(0.69%)	1,000.00	993.10	7.42
B-Class	2.44%	(1.18%)	1,000.00	988.20	12.13
C-Class	2.15%	(1.04%)	1,000.00	989.60	10.69

Mid Cap Value Institutional Fund	1.05%	(0.18%)	1,000.00	998.20	5.25

Small Cap Growth Fund
A-Class	2.15%	(2.86%)	1,000.00	971.40	10.60
B-Class	4.31%	(3.92%)	1,000.00	960.80	21.13
C-Class	2.89%	(3.20%)	1,000.00	968.00	14.22
Institutional Class	1.70%	(2.66%)	1,000.00	973.40	8.39

Small Cap Value Fund
A-Class	1.30%	(1.44%)	1,000.00	985.60	6.45
C-Class	2.05%	(1.76%)	1,000.00	982.40	10.16
Institutional Class	1.05%	(1.36%)	1,000.00	986.40	5.21

Large Cap Concentrated Growth Fund
A-Class	1.36%	(1.37%)	1,000.00	986.30	6.75
B-Class	2.11%	(1.75%)	1,000.00	982.50	10.46
C-Class	2.11%	(1.74%)	1,000.00	982.60	10.46
Institutional Class	1.07%	(1.16%)	1,000.00	988.40	5.32

MSCI EAFE Equal Weight Fund
A-Class	1.65%	(3.74%)	1,000.00	962.60	8.10
B-Class[4]	1.40%	(3.66%)	1,000.00	963.40	6.87
C-Class	2.40%	(4.05%)	1,000.00	959.50	11.76
Institutional Class	1.26%	(3.76%)	1,000.00	962.40	6.18

Alpha Opportunity Fund
A-Class	2.22%	2.62%	1,000.00	1,026.20	11.25
B-Class	2.98%	2.18%	1,000.00	1,021.80	15.06
C-Class	2.96%	2.18%	1,000.00	1,021.80	14.96
Institutional Class	1.96%	3.35%	1,000.00	1,033.50	9.96

6  |  THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (concluded)

			Beginning	Ending	Expenses
	Expense	Fund	Account Value	Account Value	Paid During
	Ratio[1]	Return	March 31, 2012	September 30, 2012	Period[2]
Table 2. Based on hypothetical 5% return (before expenses)

Large Cap Core Fund
A-Class	2.09%	5.00%	$1,000.00	$1,014.55	$10.53
B-Class	4.02%	5.00%	1,000.00	1,004.90	20.15
C-Class	3.37%	5.00%	1,000.00	1,008.15	16.92
Institutional Class	1.18%	5.00%	1,000.00	1,019.10	5.96

All Cap Value Fund
A-Class	1.28%	5.00%	1,000.00	1,018.60	6.46
C-Class	2.03%	5.00%	1,000.00	1,014.85	10.23
Institutional Class	1.02%	5.00%	1,000.00	1,019.90	5.15

Mid Cap Value Fund
A-Class	1.49%	5.00%	1,000.00	1,017.55	7.52
B-Class	2.44%	5.00%	1,000.00	1,012.80	12.28
C-Class	2.15%	5.00%	1,000.00	1,014.25	10.83

Mid Cap Value Institutional Fund	1.05%	5.00%	1,000.00	1,019.75	5.30

Small Cap Growth Fund
A-Class	2.15%	5.00%	1,000.00	1,014.25	10.83
B-Class	4.31%	5.00%	1,000.00	1,003.45	21.59
C-Class	2.89%	5.00%	1,000.00	1,010.55	14.53
Institutional Class	1.70%	5.00%	1,000.00	1,016.50	8.57

Small Cap Value Fund
A-Class	1.30%	5.00%	1,000.00	1,018.50	6.56
C-Class	2.05%	5.00%	1,000.00	1,014.75	10.33
Institutional Class	1.05%	5.00%	1,000.00	1,019.75	5.30

Large Cap Concentrated Growth Fund
A-Class	1.36%	5.00%	1,000.00	1,018.20	6.86
B-Class	2.11%	5.00%	1,000.00	1,014.45	10.63
C-Class	2.11%	5.00%	1,000.00	1,014.45	10.63
Institutional Class	1.07%	5.00%	1,000.00	1,019.65	5.40

MSCI EAFE Equal Weight Fund
A-Class	1.65%	5.00%	1,000.00	1,016.75	8.32
B-Class[4]	1.40%	5.00%	1,000.00	1,018.00	7.06
C-Class	2.40%	5.00%	1,000.00	1,013.00	12.08
Institutional Class	1.26%	5.00%	1,000.00	1,018.70	6.36

Alpha Opportunity Fund
A-Class	2.22%	5.00%	1,000.00	1,013.90	11.18
B-Class	2.98%	5.00%	1,000.00	1,010.10	14.98
C-Class	2.96%	5.00%	1,000.00	1,010.20	14.88
Institutional Class	1.96%	5.00%	1,000.00	1,015.20	9.87

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest. This ratio represents net expenses, which includes dividends on short sales and prime broker interest expenses. Excluding these expenses, the operating expense ratio of the Alpha Opportunity Fund would be 0.10%, 0.10%, 0.10%, and 0.10% lower for the A-Class, B-Class, C-Class and Institutional Class, respectively.
[2]	Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
[3]	Actual cumulative return at net asset value for the period March 31, 2012 to September 30, 2012.
[4]	B-Class shares did not charge 12b-1 fees during the period.

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  7

MANAGER’S COMMENTARY (Unaudited)	September 30, 2012

To Our Shareholders:

For the fiscal year ended September 30, 2012, the Large Cap Core Fund returned 26.71%1, while the benchmark, the S&P 500® Index, gained 30.20%. The Fund pursues its objective by investing 50% of its total assets according to a large cap growth strategy and approximately 50% to a large cap value strategy. The managers rebalance if either strategy equals or exceeds 60% of total assets. The managers use a blended approach, investing in growth stocks and value stocks, and may invest in a limited number of industries and sectors.

The large cap growth manager chooses growth-oriented companies through a combination of a qualitative top-down approach in reviewing growth trends that are based on several fixed-income factors, along with a quantitative fundamental bottom-up approach. The large cap value manager chooses securities of companies that appear to be undervalued relative to assets, growth potential and cash flow. The managers sell a security when the reasons for buying it no longer apply or when the company begins to show deteriorating fundamentals or poor performance.

Contributing to the portfolio return were stock selection in the Consumer Discretionary sector, which was the best-performing sector in the Fund and the benchmark, and both stock selection and an overweight in the Financials sector. However, this was not enough to offset poor stock selection in both the Health Care and Information Technology sectors.

The holdings contributing most to return were Apple, Inc., Wells Fargo & Co. and Equifax, Inc. Leading detractors from performance were Caterpillar, Inc., Anadarko Petroleum Corp. and DeVry, Inc.

From the growth perspective, our fixed income indicators, including the slope of the yield curve and corporate bond spreads, alternated during the fiscal year, but in the third quarter of 2012 turned positive, which led us to add beta back into the portfolio relative to the benchmark. We believe equity markets can build on strong performance in the third quarter and move higher before the end of 2012. We will focus our attention on secular growth names in the year to come, with an eye towards more cyclical names if the global economy can find firmer footing.

In the value side of the portfolio, we remain focused on searching for companies we think have good long-term fundamental prospects and attractive valuations that are likely to generate strong performance relative to the broader market, regardless of macroeconomic events.

We appreciate your business and the trust you place in us.

Sincerely,

Mark Bronzo, CFA, Portfolio Manager

Mark A. Mitchell, CFA, Portfolio Manager

Performance displayed represents past performance which is no guarantee of future results.

1 Performance figures are based on A-Class shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

This fund may not be suitable for all investors. • Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the stocks price will decline in value. • Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

8  |  THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2012

LARGE CAP CORE FUND

OBJECTIVE: Seeks long-term growth of capital.

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 09/30/12

	1 Year	5 Year	10 Year
A-Class Shares	26.71%	-1.42%	4.37%
A-Class Shares with sales charge†	20.68%	-2.58%	3.76%
B-Class Shares	25.13%	-2.23%	3.76%
B-Class Shares with CDSC‡	20.13%	-2.55%	3.76%
C-Class Shares	25.59%	-2.15%	3.60%
C-Class Shares with CDSC§	24.59%	-2.15%	3.60%
S&P 500 Index	30.20%	1.05%	8.01%

	Since Inception
	(03/01/12)
Institutional Class Shares	2.11%
S&P 500 Index	6.17%

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 10, 1962
B-Class	October 19, 1993
C-Class	January 29, 1999
Institutional Class	March 1, 2012

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	4.6%
Wells Fargo & Co.	3.4%
Covidien plc	3.0%
Mondelez International, Inc. — Class A	2.7%
Google, Inc. — Class A	2.6%
iShares Russell 1000 Growth Index Fund	2.3%
Microsoft Corp.	2.2%
Costco Wholesale Corp.	2.0%
Express Scripts Holding Co.	1.9%
Chevron Corp.	1.9%
Top Ten Total	26.6%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
†	Effective February 22, 2011, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the 5 Year and 10 Year Average Annual Returns (based on subscriptions made prior to February 22, 2011), and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after February 22, 2011.
‡	Fund returns include a CDSC of up to 5% if redeemed within 5 years of purchase.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  9

SCHEDULE OF INVESTMENTS	September 30, 2012
LARGE CAP CORE FUND

	Shares	Value
COMMON STOCKS† - 93.8%

INFORMATION TECHNOLOGY - 22.7%
Apple, Inc.	12,350	$8,240,660
Google, Inc. — Class A*	6,035	4,553,407
Microsoft Corp.	129,750	3,863,955
International Business Machines Corp.	14,850	3,080,633
eBay, Inc.*	63,550	3,076,456
Western Union Co.	155,900	2,840,498
EMC Corp.*	90,700	2,473,389
Broadcom Corp. — Class A	68,760	2,377,721
TE Connectivity Ltd.	66,700	2,268,467
Computer Sciences Corp.	70,200	2,261,142
Oracle Corp.	60,800	1,914,592
Cisco Systems, Inc.	86,900	1,658,921
Hewlett-Packard Co.	63,816	1,088,701
NetApp, Inc.*	19,090	627,679
Mercury Computer Systems, Inc.*	19,190	203,798
Total Information Technology		40,530,019
CONSUMER DISCRETIONARY - 13.6%
Home Depot, Inc.	51,750	3,124,148
Walt Disney Co.	59,656	3,118,815
Comcast Corp. — Class A	83,300	2,979,641
Target Corp.	44,700	2,837,109
Nordstrom, Inc.	51,150	2,822,457
Time Warner, Inc.	59,566	2,700,127
Lowe’s Companies, Inc.	72,000	2,177,280
Starwood Hotels &
Resorts Worldwide, Inc.	35,100	2,034,396
BorgWarner, Inc.*	28,700	1,983,457
DeVry, Inc.	24,100	548,516
Total Consumer Discretionary		24,325,946
FINANCIALS - 12.4%
Wells Fargo & Co.	173,278	5,983,289
Aon plc	50,100	2,619,729
U.S. Bancorp	69,326	2,377,882
Berkshire Hathaway, Inc. — Class A*	16	2,123,200
American International Group, Inc.*	55,652	1,824,829
JPMorgan Chase & Co.	41,770	1,690,850
Allstate Corp.	40,300	1,596,283
State Street Corp.	34,200	1,435,032
BB&T Corp.	42,012	1,393,118
Progressive Corp.	53,000	1,099,220
Total Financials		22,143,432
INDUSTRIALS - 11.1%
Honeywell International, Inc.	50,190	2,998,852
Caterpillar, Inc.	33,250	2,860,830
CSX Corp.	127,550	2,646,663
AMETEK, Inc.	56,550	2,004,698
Republic Services, Inc. — Class A	61,700	1,697,367
Equifax, Inc.	35,810	1,668,030
URS Corp.	47,104	1,663,242
United Technologies Corp.	21,000	1,644,089
Quanta Services, Inc.*	52,200	1,289,340
Parker Hannifin Corp.	14,070	1,175,971
GeoEye, Inc.*	2,930	77,440
Total Industrials		19,726,522
ENERGY - 10.7%
Chevron Corp.	28,940	3,373,246
Williams Companies, Inc.	76,100	2,661,217
Schlumberger Ltd.	33,150	2,397,741
Ensco plc — Class A	40,800	2,226,048
McDermott International, Inc.*	152,138	1,859,126
Apache Corp.	19,335	1,671,897
Halliburton Co.	39,400	1,327,386
Exxon Mobil Corp.	14,240	1,302,248
ConocoPhillips	14,400	823,392
Chesapeake Energy Corp.	35,400	667,998
WPX Energy, Inc.*	25,366	420,822
Phillips 66	7,200	333,864
Total Energy		19,064,985
HEALTH CARE - 10.0%
Covidien plc	90,200	5,359,684
Express Scripts Holding Co.*	55,200	3,459,384
Biogen Idec, Inc.*	20,200	3,014,446
Aetna, Inc.	68,300	2,704,680
Forest Laboratories, Inc.*	33,800	1,203,618
UnitedHealth Group, Inc.	20,700	1,146,987
Teva Pharmaceutical Industries Ltd. ADR	21,420	887,002
Total Health Care		17,775,801
CONSUMER STAPLES - 8.7%
Mondelez International, Inc. — Class A	115,400	4,771,790
Costco Wholesale Corp.	35,900	3,594,487
PepsiCo, Inc.	40,900	2,894,493
CVS Caremark Corp.	45,880	2,221,510
Wal-Mart Stores, Inc.	27,700	2,044,260
Total Consumer Staples		15,526,540
MATERIALS - 2.6%
EI du Pont de Nemours & Co.	59,000	2,965,930
Dow Chemical Co.	59,300	1,717,328
Total Materials		4,683,258
UTILITIES - 1.6%
Edison International	61,800	2,823,642
TELECOMMUNICATION SERVICES - 0.4%
Windstream Corp.	75,500	763,305
Total Common Stocks
(Cost $143,792,044)		167,363,450

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2012
LARGE CAP CORE FUND

	Shares	Value
EXCHANGE TRADED FUNDS† - 4.2%
iShares Russell 1000 Growth Index Fund	61,450	$4,098,715
Financial Select Sector SPDR Fund	162,050	2,527,980
iShares Russell 1000 Value Index Fund	11,370	820,687
Total Exchange Traded Funds
(Cost $7,003,421)		7,447,382
Total Investments - 98.0%
(Cost $150,795,465)		$174,810,832
Other Assets & Liabilities, net - 2.0%		3,489,961
Total Net Assets - 100.0%		$178,300,793

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
ADR — American Depositary Receipt
plc — Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

LARGE CAP CORE FUND

STATEMENT OF ASSETS

AND LIABILITIES

September 30, 2012

Assets:
Investments, at value
(cost $150,795,465)	$174,810,832
Cash	3,713,667
Prepaid expenses	26,991
Receivables:
Dividends	206,502
Fund shares sold	11,234
Total assets	178,769,226
Liabilities:
Payable for:
Fund shares redeemed	133,348
Management fees	112,453
Securities purchased	60,290
Distribution and service fees	41,468
Transfer agent/maintenance fees	26,398
Fund accounting/administration fees	14,244
Directors’ fees*	9,930
Miscellaneous	70,302
Total liabilities	468,433
Net assets	$178,300,793
Net assets consist of:
Paid in capital	$167,090,453
Undistributed net investment income	317,574
Accumulated net realized loss on investments	(13,122,601)
Net unrealized appreciation on investments	24,015,367
Net assets	$178,300,793
A-Class:
Net assets	$171,906,977
Capital shares outstanding	8,088,533
Net asset value per share	$21.25
Maximum offering price per share
(Net asset value divided by 95.25%)	$22.31
B-Class:
Net assets	$4,714,333
Capital shares outstanding	275,202
Net asset value per share	$17.13
C-Class:
Net assets	$1,669,271
Capital shares outstanding	89,738
Net asset value per share	$18.60
Institutional Class:
Net assets	$10,212
Capital shares outstanding	480
Net asset value per share	$21.28

STATEMENT OF

OPERATIONS

Year Ended September 30, 2012

Investment Income:
Dividends	$3,070,554
Interest	1,258
Total investment income	3,071,812

Expenses:
Management fees	1,372,286
Transfer agent/maintenance fees
A-Class	309,822
B-Class	33,608
C-Class	4,976
Institutional Class	10
Distribution and service fees:
A-Class	440,201
B-Class	51,560
C-Class	17,294
Fund accounting/administration fees	173,821
Directors’ fees*	23,920
Custodian fees	9,901
Miscellaneous	131,811
Total expenses	2,569,210
Net investment income	502,602

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	5,620,024
Options written	21,833
Net realized gain	5,641,857
Net change in unrealized appreciation
(depreciation) on:
Investments	36,163,920
Options written	(4,934)
Net change in unrealized appreciation
(depreciation)	36,158,986
Net realized and unrealized gain	41,800,843
Net increase in net assets resulting
from operations	$42,303,445

* Relates to Directors not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LARGE CAP CORE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2012	2011
Increase (Decrease) In Net Assets From Operations:
Net investment income	$502,602	$54,220
Net realized gain on investments	5,641,857	15,933,509
Net change in unrealized appreciation (depreciation) on investments	36,158,986	(21,397,112)
Net increase (decrease) in net assets resulting from operations	42,303,445	(5,409,383)

Distributions to shareholders from:
Net investment income
A-Class	(200,274)	(546,823)
Total distributions to shareholders	(200,274)	(546,823)

Capital share transactions:
Proceeds from sale of shares
A-Class	3,926,067	9,715,889
B-Class	147,411	1,180,154
C-Class	118,320	177,237
Institutional Class[1]	10,000	—
Distributions reinvested
A-Class	187,685	502,041
Cost of shares redeemed
A-Class	(28,967,385)	(22,520,161)
B-Class	(1,734,071)	(2,775,354)
C-Class	(443,550)	(716,944)
Institutional Class[1]	—	—
Net decrease from capital share transactions	(26,755,523)	(14,437,138)
Net increase (decrease) in net assets	15,347,648	(20,393,344)

Net assets:
Beginning of year	162,953,145	183,346,489
End of year	$178,300,793	$162,953,145
Undistributed net investment income at end of year	$317,574	$13,084

Capital share activity:
Shares sold
A-Class	200,433	493,303 [2]
B-Class	9,082	73,162 [2]
C-Class	7,018	10,210 [2]
Institutional Class[1]	480	—
Shares issued from reinvestment of distributions
A-Class	10,201	26,342 [2]
Shares redeemed
A-Class	(1,425,434)	(1,144,274)[2]
B-Class	(108,033)	(172,978)[2]
C-Class	(25,344)	(40,853)[2]
Institutional Class[1]	—	—
Net decrease in shares	(1,331,597)	(755,088)

[1]	Since the commencement of operations: March 1, 2012.
[2]	The share activity for the period October 1, 2010 through April 8, 2011 has been restated to reflect a 1:4 reverse share split effective April 8, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

LARGE CAP CORE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
A-Class	2012	2011[e]	2010[e]	2009[e]	2008[e]
Per Share Data
Net asset value, beginning of period	$16.79	$17.56	$16.20	$17.04	$27.36
Income (loss) from investment operations:
Net investment income[a]	.06	.01	.04	.04	.04
Net gain (loss) on investments
(realized and unrealized)	4.42	(.74)	1.32	(.80)	(6.44)
Total from investment operations	4.48	(.73)	1.36	(.76)	(6.40)
Less distributions from:
Net investment income	(.02)	(.04)	—	(.04)	—
Net realized gains	—	—	—	—	(3.88)
Return of capital	—	—	—	(.04)	(.04)
Total distributions	(.02)	(.04)	—	(.08)	(3.92)
Net asset value, end of period	$21.25	$16.79	$17.56	$16.20	$17.04

Total Return[b]	26.71%	(4.11%)	8.40%	(4.32%)	(26.12%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$171,907	$156,232	$174,371	$175,404	$205,908
Ratios to average net assets:
Net investment income	0.32%	0.06%	0.31%	0.28%	0.15%
Total expenses[c]	1.36%	1.35%	1.43%	1.49%	1.36%
Portfolio turnover rate	101%	92%	100%	69%	111%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
B-Class	2012	2011[e]	2010[e]	2009[e]	2008[e]
Per Share Data
Net asset value, beginning of period	$13.69	$14.40	$13.36	$14.12	$23.56
Income (loss) from investment operations:
Net investment loss[a]	(.15)	(.11)	(.08)	(.04)	(.12)
Net gain (loss) on investments
(realized and unrealized)	3.59	(.60)	1.12	(.68)	(5.40)
Total from investment operations	3.44	(.71)	1.04	(.72)	(5.52)
Less distributions from:
Net realized gains	—	—	—	—	(3.88)
Return of capital	—	—	—	(.04)	(.04)
Total distributions	—	—	—	(.04)	(3.92)
Net asset value, end of period	$17.13	$13.69	$14.40	$13.36	$14.12

Total Return[b]	25.13%	(4.93%)	7.78%	(4.96%)	(26.69%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,714	$5,121	$6,817	$7,784	$10,621
Ratios to average net assets:
Net investment loss	(0.92%)	(0.70%)	(0.48%)	(0.46%)	(0.61%)
Total expenses[c]	2.59%	2.10%	2.17%	2.24%	2.11%
Portfolio turnover rate	101%	92%	100%	69%	111%

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LARGE CAP CORE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
C-Class	2012	2011[e]	2010[e]	2009[e]	2008[e]
Per Share Data
Net asset value, beginning of period	$14.81	$15.56	$14.48	$15.24	$25.12
Income (loss) from investment operations:
Net investment loss[a]	(.10)	(.12)	(.08)	(.04)	(.12)
Net gain (loss) on investments
(realized and unrealized)	3.89	(.63)	1.16	(.68)	(5.84)
Total from investment operations	3.79	(.75)	1.08	(.72)	(5.96)
Less distributions from:
Net realized gains	—	—	—	—	(3.88)
Return of capital	—	—	—	(.04)	(.04)
Total distributions	—	—	—	(.04)	(3.92)
Net asset value, end of period	$18.60	$14.81	$15.56	$14.48	$15.24

Total Return[b]	25.59%	(4.82%)	7.46%	(4.60%)	(26.79%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,669	$1,600	$2,158	$2,244	$2,915
Ratios to average net assets:
Net investment loss	(0.55%)	(0.70%)	(0.44%)	(0.47%)	(0.60%)
Total expenses[c]	2.22%	2.10%	2.18%	2.24%	2.11%
Portfolio turnover rate	101%	92%	100%	69%	111%

Period Ended
September 30,
Institutional Class	2012[d]
Per Share Data
Net asset value, beginning of period	$20.84
Income (loss) from investment operations:
Net investment income[a]	.07
Net gain on investments
(realized and unrealized)	.37
Total from investment operations	.44
Net asset value, end of period	$21.28

Total Return[b]	2.11%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10
Ratios to average net assets:
Net investment income	0.59%
Total expenses[c]	1.12%
Portfolio turnover rate	101%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Since commencement of operations: March 1, 2012. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized. The portfolio turn-over rate stated is for the entire fiscal year of the Fund, not since commencement of operations of the Class.
[e]	Per share amounts for years ended September 30, 2008 – September 30, 2010 and the period October 1, 2010 through April 8, 2011 have been restated to reflect a 1:4 reverse share split effective April 8, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

MANAGER’S COMMENTARY (Unaudited)	September 30, 2012

To Our Shareholders:

For the fiscal year ended September 30, 2012, the All Cap Value Fund returned 25.61%1, while the benchmark, the Russell 3000® Value Index, returned 31.05%.

Guggenheim Investments decided in August 2012, after a review of its mutual fund offerings, to close and subsequently liquidate the All Cap Value Fund. The liquidation was approved by the Board of Directors and the Fund ceased operations, liquidated its assets, and distributed the liquidation proceeds to shareholders of record on October 16, 2012.

The portfolio’s performance was helped by stock selection in the Consumer Discretionary sector, which was the best-performing sector in both the portfolio and the index, and an underweight in the Utilities sector. Utilities have a rich valuation, and the underweight has benefited the portfolio over the period. These benefits were not enough, however, to offset poor stock selection in Information Technology and Industrials, and poor stock selection and an underweight in the Financials sector. The drag from holding cash was also a factor in the underperformance versus the benchmark, as the Fund prepared for liquidation.

The holdings contributing most to portfolio performance over the period were Equifax, Inc., Williams Companies, Inc. and Lowe’s Companies, Inc. The top three detractors were Maxwell Technologies, Inc., DeVry, Inc. and MGIC Investment Corp.

Sincerely,

James Schier, CFA, Portfolio Manager

Mark A. Mitchell, CFA, Portfolio Manager

Performance displayed represents past performance which is no guarantee of future results.

1 Performance figures are based on A-Class shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares. Fee waivers and/or reimbursements reduce Fund expenses and in the absence of such waivers, the performance quoted would be reduced.

This fund may not be suitable for all investors. • An investment in the fund will fluctuate and is subject to investment risks, which means investors could lose money. • The intrinsic value of the underlying stocks may never be realized or the stock may decline in value. • Investments in small- and/or mid-sized company securities may present additional risks such as less predictable earnings, higher volatility and less liquidity than larger, more established companies.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

16  |  THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2012

ALL CAP VALUE FUND

OBJECTIVE: Seeks long-term growth of capital.

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 09/30/12

		Since Inception
	1 Year	(10/03/08)
A-Class Shares	25.61%	7.09%
A-Class Shares with sales charge†	19.69%	5.52%
C-Class Shares	24.61%	6.30%
C-Class Shares with CDSC‡	23.61%	6.30%
Institutional Class Shares	25.94%	7.36%
Russell 3000 Value Index	31.05%	7.24%

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	October 3, 2008
C-Class	October 3, 2008
Institutional Class	October 3, 2008

Ten Largest Holdings (% of Total Net Assets)
Western Union Co.	2.8%
iShares Russell 1000 Value Index Fund	2.7%
Chevron Corp.	2.7%
TE Connectivity Ltd.	2.5%
Wells Fargo & Co.	2.5%
Aon plc	2.3%
Computer Sciences Corp.	2.2%
Berkshire Hathaway, Inc. — Class B	2.2%
Lowe’s Companies, Inc.	2.1%
Time Warner, Inc.	2.1%
Top Ten Total	24.1%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 3000 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
†	Effective February 22, 2011, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of since inception Average Annual Returns (based on subscriptions made prior to February 22, 2011), and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after February 22, 2011.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  17

SCHEDULE OF INVESTMENTS (In Liquidation)	September 30, 2012
ALL CAP VALUE FUND

	Shares	Value
COMMON STOCKS† - 94.3%

FINANCIALS - 24.1%
Wells Fargo & Co.	1,883	$65,020
Aon plc	1,111	58,094
Berkshire Hathaway, Inc. — Class B*	638	56,271
U.S. Bancorp	1,379	47,300
American International Group, Inc.*	1,162	38,102
Allstate Corp.	906	35,887
BB&T Corp.	1,068	35,414
JPMorgan Chase & Co.	799	32,344
Hanover Insurance Group, Inc.	860	32,044
State Street Corp.	715	30,001
WR Berkley Corp.	736	27,593
Progressive Corp.	1,111	23,042
Reinsurance Group of America,
Inc. — Class A	326	18,866
Ocwen Financial Corp.*	651	17,844
American Financial Group, Inc.	423	16,032
Alleghany Corp.*	45	15,522
Employers Holdings, Inc.	571	10,466
Endurance Specialty Holdings Ltd.	245	9,433
RenaissanceRe Holdings Ltd.	109	8,397
Huntington Bancshares, Inc.	1,122	7,742
Synovus Financial Corp.	2,120	5,024
First Niagara Financial Group, Inc.	540	4,369
Zions Bancorporation	210	4,338
First Midwest Bancorp, Inc.	339	4,254
SVB Financial Group*	70	4,232
Wintrust Financial Corp.	110	4,133
City National Corp.	80	4,121
Citizens Republic Bancorp, Inc.*	197	3,812
Old National Bancorp	215	2,926
Total Financials		622,623
ENERGY - 15.0%
Chevron Corp.	606	70,636
Williams Companies, Inc.	1,537	53,749
McDermott International, Inc.*	3,481	42,538
Apache Corp.	454	39,256
ConocoPhillips	521	29,791
Halliburton Co.	839	28,266
Gulfport Energy Corp.*	640	20,006
Plains Exploration & Production Co.*	470	17,611
Exxon Mobil Corp.	191	17,467
Chesapeake Energy Corp.	680	12,832
SandRidge Energy, Inc.*	1,760	12,267
Phillips 66	260	12,056
WPX Energy, Inc.*	515	8,544
Resolute Energy Corp.*	950	8,427
Goodrich Petroleum Corp.*	566	7,154
Whiting Petroleum Corp.*	150	7,107
Total Energy		387,707
INFORMATION TECHNOLOGY - 13.8%
Western Union Co.	3,977	72,462
TE Connectivity Ltd.	1,924	65,436
Computer Sciences Corp.	1,778	57,269
Cisco Systems, Inc.	2,042	38,982
IXYS Corp.*	3,004	29,799
Hewlett-Packard Co.	1,489	25,402
Cree, Inc.*	547	13,965
NetApp, Inc.*	390	12,823
Maxwell Technologies, Inc.*	1,328	10,783
Symmetricom, Inc.*	1,442	10,051
RF Micro Devices, Inc.*	2,130	8,414
Power-One, Inc.*	1,179	6,602
Mercury Computer Systems, Inc.*	370	3,929
Total Information Technology		355,917
INDUSTRIALS - 13.3%
Equifax, Inc.	1,126	52,449
Republic Services, Inc. — Class A	1,516	41,706
URS Corp.	1,068	37,711
Quanta Services, Inc.*	1,470	36,309
United Technologies Corp.	401	31,395
Parker Hannifin Corp.	335	27,999
Covanta Holding Corp.	1,184	20,317
GeoEye, Inc.*	619	16,360
Saia, Inc.*	700	14,098
Aegion Corp. — Class A*	698	13,374
Orbital Sciences Corp.*	861	12,536
Navigant Consulting, Inc.*	989	10,928
Atlas Air Worldwide Holdings, Inc.*	138	7,125
United Stationers, Inc.	206	5,360
Trex Company, Inc.*	135	4,606
DryShips, Inc.*	1,693	3,962
ICF International, Inc.*	159	3,196
General Cable Corp.*	93	2,732
Total Industrials		342,163
CONSUMER DISCRETIONARY - 7.9%
Lowe’s Companies, Inc.	1,826	55,218
Time Warner, Inc.	1,190	53,943
Cabela’s, Inc.*	270	14,764
Chico’s FAS, Inc.	773	13,999
DeVry, Inc.	598	13,610
Brown Shoe Company, Inc.	834	13,369
Scholastic Corp.	344	10,932
Jack in the Box, Inc.*	378	10,626
Maidenform Brands, Inc.*	467	9,564
Jones Group, Inc.	646	8,314
Total Consumer Discretionary		204,339

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (In Liquidation) (concluded)	September 30, 2012
ALL CAP VALUE FUND

	Shares	Value
HEALTH CARE - 6.8%
Covidien plc	643	$38,207
Aetna, Inc.	862	34,136
UnitedHealth Group, Inc.	364	20,169
MEDNAX, Inc.*	255	18,985
Teva Pharmaceutical Industries Ltd. ADR	440	18,220
Forest Laboratories, Inc.*	495	17,627
Community Health Systems, Inc.*	310	9,033
Universal Health Services, Inc. — Class B	168	7,683
Hologic, Inc.*	309	6,254
Kindred Healthcare, Inc.*	474	5,394
Total Health Care		175,708
CONSUMER STAPLES - 6.7%
CVS Caremark Corp.	957	46,338
Mondelez International, Inc. — Class A	1,001	41,391
Wal-Mart Stores, Inc.	550	40,590
Ralcorp Holdings, Inc.*	239	17,447
Hormel Foods Corp.	317	9,269
Darling International, Inc.*	506	9,255
JM Smucker Co.	72	6,216
Post Holdings, Inc.*	73	2,194
Total Consumer Staples		172,700
UTILITIES - 3.2%
Edison International	1,169	53,412
Black Hills Corp.	395	14,050
Great Plains Energy, Inc.	392	8,726
MDU Resources Group, Inc.	222	4,893
Total Utilities		81,081
MATERIALS - 2.9%
Dow Chemical Co.	1,308	37,880
Owens-Illinois, Inc.*	840	15,758
Sonoco Products Co.	413	12,799
Zoltek Companies, Inc.*	635	4,883
Globe Specialty Metals, Inc.	271	4,125
Total Materials		75,445
TELECOMMUNICATION SERVICES - 0.6%
Windstream Corp.	1,556	15,731
Total Common Stocks
(Cost $2,122,374)		2,433,414
EXCHANGE TRADED FUNDS† - 3.9%
iShares Russell 1000 Value Index Fund	980	70,736
iShares Russell Midcap Value Index Fund	625	30,450
Total Exchange Traded Funds
(Cost $99,876)		101,186
Total Investments - 98.2%
(Cost $2,222,250)		$2,534,600
Other Assets & Liabilities, net - 1.8%		45,964
Total Net Assets - 100.0%		$2,580,564

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
ADR — American Depositary Receipt
plc — Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

ALL CAP VALUE FUND

STATEMENT OF ASSETS

AND LIABILITIES (In Liquidation)

September 30, 2012

Assets:
Investments, at value
(cost $2,222,250)	$2,534,600
Cash	57,672
Prepaid expenses	23,271
Receivables:
Investment advisor	7,068
Dividends	3,933
Fund shares sold	6
Total assets	2,626,550
Liabilities:
Payable for:
Fund shares redeemed	27,085
Professional fees	9,436
Management fees	1,518
Distribution and service fees	1,129
Transfer agent/maintenance fees	479
Securities purchased	338
Fund accounting/administration fees	206
Directors’ fees*	193
Miscellaneous	5,602
Total liabilities	45,986
Net assets	$2,580,564
Net assets consist of:
Paid in capital	$2,146,601
Undistributed net investment income	5,259
Accumulated net realized gain on investments	116,354
Net unrealized appreciation on investments	312,350
Net assets	$2,580,564
A-Class:
Net assets	$1,144,766
Capital shares outstanding	97,856
Net asset value per share	$11.70
Maximum offering price per share
(Net asset value divided by 95.25%)	$12.28
C-Class:
Net assets	$1,057,579
Capital shares outstanding	92,922
Net asset value per share	$11.38
Institutional Class:
Net assets	$378,219
Capital shares outstanding	32,266
Net asset value per share	$11.72

STATEMENT OF

OPERATIONS (In Liquidation)

Year Ended September 30, 2012

Investment Income:
Dividends	$52,567
Interest	9
Total investment income	52,576
Expenses:
Management fees	21,336
Transfer agent/maintenance fees
A-Class	3,799
C-Class	3,010
Institutional Class	391
Distribution and service fees:
A-Class	3,613
C-Class	12,485
Fund accounting/administration fees	2,895
Registration fees	38,902
Custodian fees	6,986
Printing expenses	6,387
Professional fees	5,647
Directors’ fees*	310
Miscellaneous	2,553
Total expenses	108,314
Less:
Expenses waived/reimbursed by Advisor	(60,997)
Net expenses	47,317
Net investment income	5,259
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	152,569
Options written	2,504
Net realized gain	155,073
Net change in unrealized appreciation
(depreciation) on:
Investments	501,666
Options written	(116)
Net change in unrealized appreciation
(depreciation)	501,550
Net realized and unrealized gain	656,623
Net increase in net assets resulting
from operations	$661,882

* Relates to Directors not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ALL CAP VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2012	September 30,
	(In Liquidation)	2011
Increase (Decrease) In Net Assets From Operations:
Net investment income	$5,259	$2,892
Net realized gain on investments	155,073	186,457
Net change in unrealized appreciation (depreciation) on investments	501,550	(392,697)
Net increase (decrease) in net assets resulting from operations	661,882	(203,348)

Distributions to shareholders from:
Net investment income
A-Class	(1,457)	(2,929)
Institutional Class	(1,267)	(1,040)
Net realized gains
A-Class	(97,073)	(89,465)
C-Class	(65,107)	(51,878)
Institutional Class	(19,564)	(18,694)
Total distributions to shareholders	(184,468)	(164,006)

Capital share transactions:
Proceeds from sale of shares
A-Class	792,840	509,310
C-Class	1,221,188	500,554
Institutional Class	373,000	23,672
Distributions reinvested
A-Class	98,113	92,394
C-Class	64,307	51,833
Institutional Class	20,831	19,734
Cost of shares redeemed
A-Class	(1,492,824)	(547,992)
C-Class	(1,419,806)	(166,421)
Institutional Class	(372,828)	(25,872)
Net increase (decrease) from capital share transactions	(715,179)	457,212
Net increase (decrease) in net assets	(237,765)	89,858

Net assets:
Beginning of year	2,818,329	2,728,471
End of year	$2,580,564	$2,818,329
Undistributed net investment income at end of year	$5,259	$2,724

Capital share activity:
Shares sold
A-Class	70,114	44,039
C-Class	111,516	42,478
Institutional Class	32,266	1,966
Shares issued from reinvestment of distributions
A-Class	9,544	7,993
C-Class	6,392	4,547
Institutional Class	2,026	1,706
Shares redeemed
A-Class	(131,878)	(46,034)
C-Class	(131,066)	(14,749)
Institutional Class	(32,251)	(2,076)
Net increase (decrease) in shares	(63,337)	39,870

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

ALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Period Ended
	September 30, 2012	September 30,	September 30,	September 30,
A-Class	(In Liquidation)	2011	2010	2009[a]
Per Share Data
Net asset value, beginning of period	$9.91	$11.11	$10.21	$10.00
Income (loss) from investment operations:
Net investment income[b]	.05	.04	.03	.04
Net gain (loss) on investments
(realized and unrealized)	2.40	(.61)	.89	.17
Total from investment operations	2.45	(.57)	.92	.21
Less distributions from:
Net investment income	(.01)	(.02)	(.02)	—
Net realized gains	(.65)	(.61)	—	—
Total distributions	(.66)	(.63)	(.02)	—
Net asset value, end of period	$11.70	$9.91	$11.11	$10.21

Total Return[c]	25.61%	(5.93%)	8.97%	2.10%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,145	$1,487	$1,601	$1,319
Ratios to average net assets:
Net investment income	0.45%	0.31%	0.31%	0.51%
Total expenses[d]	3.28%	2.78%	3.71%	6.75%
Net expenses[e]	1.28%	1.27%	1.29%	1.35%
Portfolio turnover rate	30%	30%	55%	17%

	Year Ended	Year Ended	Year Ended	Period Ended
	September 30, 2012	September 30,	September 30,	September 30,
C-Class	(In Liquidation)	2011	2010	2009[a]
Per Share Data
Net asset value, beginning of period	$9.72	$10.97	$10.13	$10.00
Income (loss) from investment operations:
Net investment loss[b]	(.03)	(.05)	(.04)	(.02)
Net gain (loss) on investments
(realized and unrealized)	2.34	(.59)	.88	.15
Total from investment operations	2.31	(.64)	.84	.13
Less distributions from:
Net realized gains	(.65)	(.61)	—	—
Total distributions	(.65)	(.61)	—	—
Net asset value, end of period	$11.38	$9.72	$10.97	$10.13

Total Return[c]	24.61%	(6.65%)	8.29%	1.30%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,058	$1,031	$809	$436
Ratios to average net assets:
Net investment loss	(0.30%)	(0.42%)	(0.41%)	(0.18%)
Total expenses[d]	4.04%	3.52%	4.47%	8.89%
Net expenses[e]	2.03%	2.02%	2.04%	2.10%
Portfolio turnover rate	30%	30%	55%	17%

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Period Ended
	September 30, 2012	September 30,	September 30,	September 30,
Institutional Class	(In Liquidation)	2011	2010	2009[a]
Per Share Data
Net asset value, beginning of period	$9.93	$11.12	$10.24	$10.00
Income (loss) from investment operations:
Net investment income[b]	.08	.07	.06	.07
Net gain (loss) on investments
(realized and unrealized)	2.40	(.62)	.88	.17
Total from investment operations	2.48	(.55)	.94	.24
Less distributions from:
Net investment income	(.04)	(.03)	(.06)	—
Net realized gains	(.65)	(.61)	—	—
Total distributions	(.69)	(.64)	(.06)	—
Net asset value, end of period	$11.72	$9.93	$11.12	$10.24

Total Return[c]	25.94%	(5.72%)	9.22%	2.40%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$378	$300	$318	$291
Ratios to average net assets:
Net investment income	0.73%	0.56%	0.55%	0.81%
Total expenses[d]	2.98%	2.53%	3.48%	8.19%
Net expenses[e]	1.02%	1.02%	1.05%	1.10%
Portfolio turnover rate	30%	30%	55%	17%

[a]	Since commencement of operations: October 3, 2008. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

MANAGER’S COMMENTARY (Unaudited)	September 30, 2012

To Our Shareholders:

For the 12-month period ended September 30, 2012, the Mid Cap Value Fund returned 24.13%1, compared with the Russell 2500® Value Index, which returned 32.15%.

Our strategy is to select securities of companies that appear undervalued by the overall market relative to assets, earnings, growth potential or cash flows. Our investment approach is a defined and disciplined process with three key philosophical tenets that drive our investment decisions: a valuation focus, a long-term investment horizon and an opportunistic approach.

Our investment process is fundamentally driven and quantitatively aided. We use proprietary screens to identify potential companies for investment and then perform rigorous fundamental analysis to identify the best ideas. Through this fundamental research, we determine an estimate of intrinsic value and a corresponding valuation target for each company. We construct the portfolio based on the level of conviction generated by the bottom-up analysis and the upside/downside profile associated with each company.

The portfolio’s performance was helped by stock selection in the Consumer Discretionary sector, which was the best-performing sector in both the portfolio and the index, and an underweight in the Utilities sector. Utilities have a rich valuation, and the underweight has benefited the portfolio over the period. These benefits were not enough, however, to offset poor stock selection in Information Technology and Industrials, and poor stock selection and an underweight in the Financials sector, caused by an underweight to the Financials sector’s REITs. That stance hurt the portfolio as investors moved into REITs for their income in a low-yield environment. We continue to believe that insurers have the best fundamental outlook in the Financials sector. Energy was not a significant factor in performance for the year, but we continue to overweight it relative to the benchmark given our view that no other sector offers comparable reinvestment opportunities.

The holdings contributing most to portfolio performance over the period were Cabela’s, Inc., Ocwen Financial Corp. and Brown Shoe Company, Inc. The top three detractors were Maxwell Technologies, Inc., MGIC Investment Corp. and DeVry, Inc.

We remain focused on searching for companies we think have good long-term fundamental prospects and attractive valuations that are likely to generate strong performance relative to the broader market, regardless of macroeconomic events.

We appreciate your business and the trust you place in us.

Sincerely,

James Schier, CFA, Portfolio Manager

Performance displayed represents past performance which is no guarantee of future results.

1 Performance figures are based on A-Class shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

This fund may not be suitable for all investors. • An investment in the fund will fluctuate and is subject to investment risks, which means investors could lose money. • The intrinsic value of the underlying stocks may never be realized or the stock may decline in value. • Investments in small to mid- sized company securities may present additional risks such as less predictable earnings, higher volatility and less liquidity than larger, more established companies.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

24  |  THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2012

MID CAP VALUE FUND

OBJECTIVE: Seeks long-term growth of capital.

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 09/30/12

	1 Year	5 Year	10 Year
A-Class Shares	24.13%	3.54%	13.28%
A-Class Shares with sales charge†	18.24%	2.32%	12.62%
B-Class Shares	23.02%	2.74%	12.61%
B-Class Shares with CDSC‡	18.02%	2.47%	12.61%
C-Class Shares	23.28%	2.77%	12.45%
C-Class Shares with CDSC§	22.28%	2.77%	12.45%
Russell 2500 Value Index	32.15%	2.21%	10.34%

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	May 1, 1997
B-Class	May 1, 1997
C-Class	January 29, 1999

Ten Largest Holdings (% of Total Net Assets)
Hanover Insurance Group, Inc.	3.6%
Computer Sciences Corp.	3.4%
WR Berkley Corp.	2.5%
Covanta Holding Corp.	2.4%
Plains Exploration & Production Co.	2.3%
Gulfport Energy Corp.	2.1%
Ocwen Financial Corp.	2.1%
Quanta Services, Inc.	2.0%
Reinsurance Group of America, Inc. — Class A	2.0%
American Financial Group, Inc.	2.0%
Top Ten Total	24.4%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2500 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
†	Effective February 22, 2011, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the 5 Year and 10 Year Average Annual Returns (based on subscriptions made prior to February 22, 2011), and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after February 22, 2011.
‡	Fund returns include a CDSC of up to 5% if redeemed within 5 years of purchase.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  25

SCHEDULE OF INVESTMENTS	September 30, 2012
MID CAP VALUE FUND

	Shares	Value
COMMON STOCKS† - 98.1%

FINANCIALS - 26.0%
Hanover Insurance Group, Inc.	1,078,640	$40,190,126
WR Berkley Corp.	750,350	28,130,622
Ocwen Financial Corp.*	857,884	23,514,601
Reinsurance Group of America,
Inc. — Class A	391,384	22,649,392
American Financial Group, Inc.	585,600	22,194,240
Alleghany Corp.*	60,360	20,820,578
Northern Trust Corp.	352,130	16,344,114
RenaissanceRe Holdings Ltd.	167,200	12,881,088
Endurance Specialty Holdings Ltd.	325,890	12,546,765
Huntington Bancshares, Inc.	1,692,340	11,677,145
Lexington Realty Trust	1,130,480	10,920,437
Employers Holdings, Inc.	482,770	8,849,174
Synovus Financial Corp.	2,814,810	6,671,099
Zions Bancorporation	288,250	5,953,804
First Niagara Financial Group, Inc.	724,030	5,857,403
First Midwest Bancorp, Inc.	460,198	5,775,485
Wintrust Financial Corp.	152,840	5,742,199
City National Corp.	111,290	5,732,548
SVB Financial Group*	94,420	5,708,633
Investors Real Estate Trust	651,160	5,385,093
Citizens Republic Bancorp, Inc.*	272,170	5,266,490
Redwood Trust, Inc.	289,617	4,187,862
MGIC Investment Corp.*	1,826,999	2,795,308
First Marblehead Corp.*	763,317	801,483
Total Financials		290,595,689
INDUSTRIALS - 18.7%
Covanta Holding Corp.	1,563,280	26,825,885
Quanta Services, Inc.*	918,180	22,679,045
Navigant Consulting, Inc.*	1,652,970	18,265,319
Aegion Corp. — Class A*	934,656	17,908,009
Equifax, Inc.	342,100	15,935,018
General Cable Corp.*	494,721	14,534,903
Orbital Sciences Corp.*	984,140	14,329,078
GeoEye, Inc.*	541,304	14,306,665
URS Corp.	375,702	13,266,038
Saia, Inc.*	535,300	10,780,942
Babcock & Wilcox Co.*	358,370	9,127,684
ICF International, Inc.*	422,370	8,489,637
DryShips, Inc.*	2,764,010	6,467,783
Atlas Air Worldwide Holdings, Inc.*	114,504	5,911,842
Trex Company, Inc.*	172,450	5,883,994
United Stationers, Inc.	176,492	4,592,322
Thermoenergy Corp.*	2,701,839	270,184
Total Industrials		209,574,348
INFORMATION TECHNOLOGY - 11.3%
Computer Sciences Corp.	1,185,820	38,195,262
IXYS Corp.*,1	2,136,329	21,192,383
Cree, Inc.*	734,290	18,746,424
Maxwell Technologies, Inc.*,1	1,635,039	13,276,517
RF Micro Devices, Inc.*	2,819,130	11,135,564
Power-One, Inc.*	1,610,009	9,016,050
Symmetricom, Inc.*	1,268,637	8,842,400
Semtech Corp.*	222,670	5,600,151
Total Information Technology		126,004,751
ENERGY - 11.0%
Plains Exploration & Production Co.*	672,150	25,185,461
Gulfport Energy Corp.*	759,911	23,754,818
SandRidge Energy, Inc.*	2,806,090	19,558,447
Whiting Petroleum Corp.*	293,832	13,921,760
Goodrich Petroleum Corp.*	997,659	12,610,410
Resolute Energy Corp.*	1,159,390	10,283,789
McDermott International, Inc.*	805,054	9,837,760
Sanchez Energy Corp.*	322,175	6,582,035
USEC, Inc.*	1,080,847	843,061
Total Energy		122,577,541
CONSUMER DISCRETIONARY - 9.7%
Chico’s FAS, Inc.	1,112,080	20,139,769
Cabela’s, Inc.*,2	349,640	19,118,315
Brown Shoe Company, Inc.	1,131,515	18,138,185
Maidenform Brands, Inc.*	631,550	12,934,144
Scholastic Corp.	361,060	11,474,487
Jones Group, Inc.	871,123	11,211,353
Jack in the Box, Inc.*	311,780	8,764,136
DeVry, Inc.	279,210	6,354,820
Total Consumer Discretionary		108,135,209
HEALTH CARE - 6.0%
Community Health Systems, Inc.*	465,150	13,554,470
MEDNAX, Inc.*	167,231	12,450,348
Hologic, Inc.*	592,511	11,992,423
Universal Health Services, Inc. — Class B	220,730	10,093,983
Forest Laboratories, Inc.*	280,790	9,998,932
Kindred Healthcare, Inc.*	782,716	8,907,308
Total Health Care		66,997,464

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2012
MID CAP VALUE FUND

	Shares	Value
MATERIALS - 6.0%
Owens-Illinois, Inc.*	1,148,180	$21,539,856
Sonoco Products Co.	454,957	14,099,117
Landec Corp.*	867,563	9,933,596
Zoltek Companies, Inc.*	955,626	7,348,764
Globe Specialty Metals, Inc.	425,030	6,468,957
TPC Group, Inc.*	107,171	4,373,649
Bemis Company, Inc.	101,080	3,180,988
Total Materials		66,944,927
CONSUMER STAPLES - 4.9%
Ralcorp Holdings, Inc.*	286,016	20,879,167
Hormel Foods Corp.	392,400	11,473,776
Darling International, Inc.*	575,424	10,524,505
JM Smucker Co.	99,550	8,594,152
Post Holdings, Inc.*	109,198	3,282,492
Total Consumer Staples		54,754,092
UTILITIES - 4.5%
Black Hills Corp.	483,170	17,186,357
Great Plains Energy, Inc.	737,897	16,425,587
UGI Corp.	345,592	10,972,546
MDU Resources Group, Inc.	283,058	6,238,598
Total Utilities		50,823,088
Total Common Stocks
(Cost $984,173,302)		1,096,407,109

CONVERTIBLE PREFERRED STOCKS†† - 0.0%
Thermoenergy Corp.*,3	858,334	250,634
Total Convertible Preferred Stocks
(Cost $819,654)		250,634

	Face
	Amount
CONVERTIBLE BONDS†† - 1.0%
INDUSTRIALS - 0.5%
DryShips, Inc.
5.00% due 12/01/14	$7,525,000	6,217,531
ENERGY - 0.5%
USEC, Inc.
3.00% due 10/01/14	13,600,000	5,329,500
Total Convertible Bonds
(Cost $18,929,364)		11,547,031
REPURCHASE AGREEMENT††,4 - 1.4%
UMB Financial Corp.
issued 09/28/12 at 0.04%
due 10/01/12	16,151,000	16,151,000
Total Repurchase Agreement
(Cost $16,151,000)		16,151,000
Total Long Investments - 100.5%
(Cost $1,020,073,320)		$1,124,355,774

	Contracts
OPTIONS WRITTEN† - 0.0%
Call Option on:
Cabela’s, Inc.
Expiring December 2012
with strike price of $55.00	1,160	(394,400)
Total Options Written
(Premiums received $330,674)		(394,400)
Other Assets & Liabilities, net - (0.5)%		(5,744,087)
Total Net Assets - 100.0%		$1,118,217,287

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuers — See Note 10.
[2]	All or a portion of this security is pledged as collateral for open options written contracts at September 30, 2012.
[3]	PIPE (Private Investment in Public Equity) - Stock issued by a company in the secondary market as a means of raising capital more quickly and less expensively than through registration of a secondary public offering.
[4]	Repurchase Agreement — See Note 5.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

MID CAP VALUE FUND

STATEMENT OF ASSETS

AND LIABILITIES

September 30, 2012

Assets:
Investments in unaffiliated issuers, at value
(cost $966,679,597)	$1,073,735,874
Investments in affiliated issuers, at value
(cost $37,242,723)	34,468,900
Repurchase agreements, at value
(cost $16,151,000)	16,151,000
Total investments
(cost $1,020,073,320)	1,124,355,774
Prepaid expenses	63,141
Receivables:
Securities sold	1,560,636
Dividends	1,080,550
Fund shares sold	634,967
Interest	329,419
Total assets	1,128,024,487
Liabilities:
Overdraft due to custodian bank	2,162
Options written, at value
(premiums received $330,674)	394,400
Payable for:
Securities purchased	5,109,934
Fund shares redeemed	2,361,684
Management fees	739,524
Distribution and service fees	367,273
Transfer agent/maintenance fees	93,095
Fund accounting/administration fees	88,481
Directors’ fees*	54,005
Miscellaneous	596,642
Total liabilities	9,807,200
Net assets	$1,118,217,287
Net assets consist of:
Paid in capital	$923,410,434
Accumulated net investment loss	(3,209,568)
Accumulated net realized gain on investments	93,797,693
Net unrealized appreciation on investments	104,218,728
Net assets	$1,118,217,287
A-Class:
Net assets	$903,221,390
Capital shares outstanding	27,325,725
Net asset value per share	$33.05
Maximum offering price per share
(Net asset value divided by 95.25%)	$34.70
B-Class:
Net assets	$23,746,522
Capital shares outstanding	858,558
Net asset value per share	$27.66
C-Class:
Net assets	$191,249,375
Capital shares outstanding	6,694,876
Net asset value per share	$28.57

STATEMENT OF

OPERATIONS

Year Ended September 30, 2012

Investment Income:
Dividends	$13,479,910
Interest	1,798,758
Total investment income	15,278,668

Expenses:
Management fees	9,712,906
Transfer agent/maintenance fees
A-Class	2,362,079
B-Class	94,920
C-Class	376,363
Distribution and service fees:
A-Class	2,502,659
B-Class	266,451
C-Class	2,006,329
Fund accounting/administration fees	1,166,911
Directors’ fees*	148,396
Custodian fees	46,451
Miscellaneous	904,759
Total expenses	19,588,224
Net investment loss	(4,309,556)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	107,163,228
Investments in affiliated issuers	257,496
Options written	3,779,447
Net realized gain	111,200,171
Net change in unrealized appreciation
(depreciation) on:
Investments in unaffiliated issuers	176,744,991
Investments in affiliated issuers	(19,044,322)
Options written	801,835
Net change in unrealized appreciation
(depreciation)	158,502,504
Net realized and unrealized gain	269,702,675
Net increase in net assets resulting
from operations	$265,393,119

* Relates to Directors not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MID CAP VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2012	2011
Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(4,309,556)	$(3,440,508)
Net realized gain on investments	111,200,171	96,271,687
Net change in unrealized appreciation (depreciation) on investments	158,502,504	(202,094,392)
Net increase (decrease) in net assets resulting from operations	265,393,119	(109,263,213)

Distributions to shareholders from:
Net investment income
A-Class	—	(2,703,664)
Net realized gains
A-Class	(19,357,542)	—
B-Class	(613,604)	—
C-Class	(4,226,845)	—
Total distributions to shareholders	(24,197,991)	(2,703,664)

Capital share transactions:
Proceeds from sale of shares
A-Class	171,642,951	324,475,268
B-Class	205,712	1,151,877
C-Class	16,672,547	50,436,018
Distributions reinvested
A-Class	16,566,240	2,286,331
B-Class	589,906	—
C-Class	3,099,583	—
Cost of shares redeemed
A-Class	(457,393,244)	(319,562,384)
B-Class	(10,129,746)	(13,883,753)
C-Class	(54,403,876)	(35,726,724)
Net increase (decrease) from capital share transactions	(313,149,927)	9,176,633
Net decrease in net assets	(71,954,799)	(102,790,244)

Net assets:
Beginning of year	1,190,172,086	1,292,962,330
End of year	$1,118,217,287	$1,190,172,086
Undistributed/(Accumulated) net investment income/(loss) at end of year	$(3,209,568)	$—

Capital share activity:
Shares sold
A-Class	5,549,566	9,983,874
B-Class	7,545	41,607
C-Class	619,563	1,764,740
Shares issued from reinvestment of distributions
A-Class	573,427	71,136
B-Class	24,226	—
C-Class	123,440	—
Shares redeemed
A-Class	(14,678,321)	(9,926,468)
B-Class	(389,584)	(506,587)
C-Class	(2,017,676)	(1,274,995)
Net increase (decrease) in shares	(10,187,814)	153,307

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
A-Class	2012	2011	2010	2009	2008
Per Share Data
Net asset value, beginning of period	$27.13	$29.55	$26.58	$28.41	$40.79
Income (loss) from investment operations:
Net investment income (loss)[a]	(.07)	(.03)	.11	.08	.25
Net gain (loss) on investments (realized and unrealized)	6.54	(2.31)	2.90	.82	(4.77)
Total from investment operations	6.47	(2.34)	3.01	.90	(4.52)
Less distributions from:
Net investment income	—	(.08)	(.04)	(.14)	(.14)
Net realized gains	(.55)	—	—	(2.59)	(7.72)
Total distributions	(.55)	(.08)	(.04)	(2.73)	(7.86)
Net asset value, end of period	$33.05	$27.13	$29.55	$26.58	$28.41

Total Return[b]	24.13%	(7.98%)	11.32%	6.90%	(12.48%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$903,221	$973,467	$1,056,655	$781,883	$656,044
Ratios to average net assets:
Net investment income (loss)	(0.22%)	(0.10%)	0.38%	0.40%	0.79%
Total expenses	1.46%	1.32%	1.37%	1.48%	1.37%
Portfolio turnover rate	19%	28%	23%	31%	68%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30
B-Class	2012	2011	2010	2009	2008
Per Share Data
Net asset value, beginning of period	$22.99	$25.17	$22.78	$24.83	$36.78
Income (loss) from investment operations:
Net investment loss[a]	(.29)	(.24)	(.09)	(.06)	(—) [c]
Net gain (loss) on investments (realized and unrealized)	5.51	(1.94)	2.48	.60	(4.23)
Total from investment operations	5.22	(2.18)	2.39	.54	(4.23)
Less distributions from:
Net realized gains	(.55)	—	—	(2.59)	(7.72)
Total distributions	(.55)	—	—	(2.59)	(7.72)
Net asset value, end of period	$27.66	$22.99	$25.17	$22.78	$24.83

Total Return[b]	23.02%	(8.66%)	10.49%	6.17%	(13.14%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$23,747	$27,960	$42,321	$58,221	$66,641
Ratios to average net assets:
Net investment loss	(1.09%)	(0.86%)	(0.40%)	(0.34%)	(0.01%)
Total expenses	2.33%	2.07%	2.12%	2.23%	2.12%
Portfolio turnover rate	19%	28%	23%	31%	68%

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
C-Class	2012	2011	2010	2009	2008
Per Share Data
Net asset value, beginning of period	$23.68	$25.93	$23.47	$25.49	$37.54
Income (loss) from investment operations:
Net investment loss[a]	(.25)	(.24)	(.09)	(.07)	(—)[c]
Net gain (loss) on investments (realized and unrealized)	5.69	(2.01)	2.55	.64	(4.33)
Total from investment operations	5.44	(2.25)	2.46	.57	(4.33)
Less distributions from:
Net realized gains	(.55)	—	—	(2.59)	(7.72)
Total distributions	(.55)	—	—	(2.59)	(7.72)
Net asset value, end of period	$28.57	$23.68	$25.93	$23.47	$25.49

Total Return[b]	23.28%	(8.68%)	10.48%	6.13%	(13.15%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$191,249	$188,745	$193,986	$139,121	$113,192
Ratios to average net assets:
Net investment loss	(0.92%)	(0.85%)	(0.37%)	(0.35%)	(0.01%)
Total expenses	2.17%	2.07%	2.12%	2.22%	2.12%
Portfolio turnover rate	19%	28%	23%	31%	68%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[c]	Net investment loss is less than $0.01 per share.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

MANAGER’S COMMENTARY (Unaudited)	September 30, 2012

To Our Shareholders:

For the 12-month period ended September 30, 2012, the Mid Cap Value Institutional Fund returned 24.96%1, compared with the Russell 2500® Value Index, which returned 32.15%.

Our strategy is to select securities of companies that appear undervalued by the overall market relative to assets, earnings, growth potential or cash flows. Our investment approach is a defined and disciplined process with three key philosophical tenets that drive our investment decisions: a valuation focus, a long-term investment horizon and an opportunistic approach.

Our investment process is fundamentally driven and quantitatively aided. We use proprietary screens to identify potential companies for investment and then perform rigorous fundamental analysis to identify the best ideas. Through this fundamental research, we determine an estimate of intrinsic value and a corresponding valuation target for each company. We construct the portfolio based on the level of conviction generated by the bottom-up analysis and the upside/downside profile associated with each company.

The portfolio’s performance was helped by stock selection in the Consumer Discretionary sector, which was the best-performing sector in both the portfolio and the index, and an underweight in the Utilities sector. Utilities have a rich valuation, and the underweight has benefited the portfolio over the period. These benefits were not enough, however, to offset poor stock selection in Information Technology and Industrials, and poor stock selection and an underweight in the Financials sector, caused by an underweight to the Financials sector’s REITs. That stance hurt the portfolio as investors moved into REITs for their income in a low-yield environment. We continue to believe that insurers have the best fundamental outlook in the Financials sector. Energy was not a significant factor in performance for the year, but we continue to overweight it relative to the benchmark given our view that no other sector offers comparable reinvestment opportunities.

The holdings contributing most to portfolio performance over the period were Cabela’s, Inc., Ocwen Financial Corp. and Brown Shoe Company, Inc. The top three detractors were Maxwell Technologies, Inc., MGIC Investment Corp. and DeVry, Inc.

We remain focused on searching for companies we think have good long-term fundamental prospects and attractive valuations that are likely to generate strong performance relative to the broader market, regardless of macroeconomic events.

We appreciate your business and the trust you place in us.

Sincerely,

James Schier, CFA, Portfolio Manager

Performance displayed represents past performance which is no guarantee of future results.

1 Performance figures do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares. Fee waivers and/or reimbursements reduce Fund expenses and in the absence of such waivers, the performance quoted would be reduced.

This fund may not be suitable for all investors. • An investment in the fund will fluctuate and is subject to investment risks, which means investors could lose money. • The intrinsic value of the underlying stocks may never be realized or the stock may decline in value. • Investments in mid- sized company securities may present additional risks such as less predictable earnings, higher volatility and less liquidity than larger, more established companies.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2012

MID CAP VALUE INSTITUTIONAL FUND

OBJECTIVE: Seeks long-term growth of capital.

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 09/30/12

		Since Inception
	1 Year	(07/11/08)
Mid Cap Value Institutional Fund	24.96%	9.10%
Russell 2500 Value Index	32.15%	7.51%

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date:
July 11, 2008

Ten Largest Holdings (% of Total Net Assets)

Hanover Insurance Group, Inc.	3.6%
Computer Sciences Corp.	3.4%
WR Berkley Corp.	2.5%
Covanta Holding Corp.	2.4%
Plains Exploration & Production Co.	2.2%
Reinsurance Group of America, Inc. — Class A	2.1%
Ocwen Financial Corp.	2.1%
Quanta Services, Inc.	2.0%
Gulfport Energy Corp.	2.0%
American Financial Group, Inc.	2.0%
Top Ten Total	24.3%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2500 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

SCHEDULE OF INVESTMENTS	September 30, 2012
MID CAP VALUE INSTITUTIONAL FUND

	Shares	Value
COMMON STOCKS† - 97.4%

Financials - 26.4%
Hanover Insurance Group, Inc.	470,263	$17,521,999
WR Berkley Corp.	329,900	12,367,951
Reinsurance Group of America,
Inc. — Class A	180,463	10,443,394
Ocwen Financial Corp.*	376,828	10,328,855
American Financial Group, Inc.	257,940	9,775,926
Alleghany Corp.*	26,538	9,154,018
Northern Trust Corp.	155,120	7,199,895
RenaissanceRe Holdings Ltd.	70,560	5,435,942
Endurance Specialty Holdings Ltd.	137,230	5,283,355
Huntington Bancshares, Inc.	745,510	5,144,020
Lexington Realty Trust	473,740	4,576,328
Employers Holdings, Inc.	203,674	3,733,344
Synovus Financial Corp.	1,239,990	2,938,776
Old National Bancorp	205,915	2,802,503
Zions Bancorporation	126,980	2,622,772
First Niagara Financial Group, Inc.	318,950	2,580,306
First Midwest Bancorp, Inc.	202,729	2,544,249
Wintrust Financial Corp.	67,330	2,529,588
City National Corp.	49,030	2,525,535
SVB Financial Group*	41,590	2,514,531
Citizens Republic Bancorp, Inc.*	119,880	2,319,678
Investors Real Estate Trust	224,810	1,859,179
Redwood Trust, Inc.	102,770	1,486,054
MGIC Investment Corp.*	801,843	1,226,820
First Marblehead Corp.*	380,732	399,769
Bimini Capital Management,
Inc. — Class A*	373,780	71,018
Total Financials		129,385,805
INDUSTRIALS - 18.4%
Covanta Holding Corp.	682,530	11,712,215
Quanta Services, Inc.*	403,680	9,970,897
Aegion Corp. — Class A*	410,115	7,857,803
Navigant Consulting, Inc.*	677,970	7,491,569
Equifax, Inc.	149,580	6,967,436
GeoEye, Inc.*	260,667	6,889,429
General Cable Corp.*	223,614	6,569,779
Orbital Sciences Corp.*	425,898	6,201,075
URS Corp.	172,820	6,102,274
Saia, Inc.*	213,860	4,307,140
Babcock & Wilcox Co.*	135,518	3,451,643
ICF International, Inc.*	169,633	3,409,623
Atlas Air Worldwide Holdings, Inc.*	54,351	2,806,142
Trex Company, Inc.*	76,210	2,600,285
DryShips, Inc.*	1,064,081	2,489,950
United Stationers, Inc.	68,416	1,780,184
Total Industrials		90,607,444
INFORMATION TECHNOLOGY - 11.2%
Computer Sciences Corp.	515,100	16,591,371
IXYS Corp.*	938,399	9,308,917
Cree, Inc.*	305,350	7,795,586
Maxwell Technologies, Inc.*	732,491	5,947,827
RF Micro Devices, Inc.*	1,139,480	4,500,946
Symmetricom, Inc.*	607,687	4,235,578
Power-One, Inc.*	711,585	3,984,876
Semtech Corp.*	97,250	2,445,838
Total Information Technology		54,810,939
ENERGY - 10.5%
Plains Exploration & Production Co.*	283,090	10,607,383
Gulfport Energy Corp.*	313,452	9,798,510
SandRidge Energy, Inc.*	1,145,051	7,981,006
Whiting Petroleum Corp.*	129,321	6,127,229
Goodrich Petroleum Corp.*	423,472	5,352,686
Resolute Energy Corp.*	505,020	4,479,527
McDermott International, Inc.*	322,784	3,944,420
Sanchez Energy Corp.*	131,221	2,680,845
USEC, Inc.*	491,185	383,124
Total Energy		51,354,730
CONSUMER DISCRETIONARY - 9.6%
Chico’s FAS, Inc.	490,590	8,884,584
Cabela’s, Inc.*,1	154,360	8,440,405
Brown Shoe Company, Inc.	493,347	7,908,352
Maidenform Brands, Inc.*	269,927	5,528,105
Jones Group, Inc.	384,334	4,946,379
Scholastic Corp.	150,120	4,770,814
Jack in the Box, Inc.*	139,660	3,925,843
DeVry, Inc.	120,643	2,745,835
HydroGen Corp.*,2	1,265,700	15,188
Total Consumer Discretionary		47,165,505
Materials - 5.8%
Owens-Illinois, Inc.*	509,260	9,553,718
Sonoco Products Co.	197,286	6,113,893
Landec Corp.*	370,000	4,236,500
Zoltek Companies, Inc.*	392,264	3,016,510
Globe Specialty Metals, Inc.	177,120	2,695,766
TPC Group, Inc.*	41,754	1,703,981
Bemis Company, Inc.	44,399	1,397,237
Total Materials		28,717,605
Health Care - 5.7%
Community Health Systems, Inc.*	185,770	5,413,339
MEDNAX, Inc.*	71,303	5,308,508
Hologic, Inc.*	244,402	4,946,696
Forest Laboratories, Inc.*	126,000	4,486,860
Universal Health Services, Inc. — Class B	96,770	4,425,292
Kindred Healthcare, Inc.*	304,621	3,466,587
Total Health Care		28,047,282

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2012
MID CAP VALUE INSTITUTIONAL FUND

	Shares	Value
Consumer Staples - 5.2%
Ralcorp Holdings, Inc.*	125,752	$9,179,896
Hormel Foods Corp.	208,720	6,102,973
Darling International, Inc.*	275,442	5,037,834
JM Smucker Co.	44,000	3,798,520
Post Holdings, Inc.*	40,801	1,226,478
Total Consumer Staples		25,345,701
Utilities - 4.6%
Great Plains Energy, Inc.	346,605	7,715,427
Black Hills Corp.	210,809	7,498,477
UGI Corp.	147,660	4,688,205
MDU Resources Group, Inc.	124,307	2,739,726
Total Utilities		22,641,835
Total Common Stocks
(Cost $438,892,408)		478,076,846
CONVERTIBLE PREFERRED STOCKS†† - 0.0%
Thermoenergy Corp.*,3	793,750	231,775
Total Convertible Preferred Stocks
(Cost $757,980)		231,775

	Face
	Amount
CONVERTIBLE BONDS†† - 1.2%
Industrials - 0.7%
DryShips, Inc.
5.00% due 12/01/14	$4,225,000	3,490,906
Energy - 0.5%
USEC, Inc.
3.00% due 10/01/14	6,000,000	2,351,250
Total Convertible Bonds
(Cost $8,429,140)		5,842,156
Total Long Investments - 98.6%
(Cost $448,079,528)		$484,150,777
	Contracts
OPTIONS WRITTEN† - 0.0%
Call Option on:
Cabela’s, Inc.
Expiring December 2012
with strike price of $55.00	560	(190,400)
Total Options Written
(Premiums received $159,636)		(190,400)
Other Assets & Liabilities, net - 1.4%		6,780,337
Total Net Assets - 100.0%		$490,740,714

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as collateral for open options written contracts at September 30, 2012.
[2]	Affiliated issuers — See Note 10.
[3]	PIPE (Private Investment in Public Equity) — Stock issued by a company in the secondary market as a means of raising capital more quickly and less expensively than through registration of a secondary public offering.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

MID CAP VALUE INSTITUTIONAL FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2012

Assets:
Investments in unaffiliated issuers, at value
(cost $448,076,997)	$484,135,589
Investments in affiliated issuers, at value
(cost $2,531)	15,188
Total investments
(cost $448,079,528)	484,150,777
Prepaid expenses	37,283
Receivables:
Securities sold	20,554,840
Dividends	501,295
Fund shares sold	479,671
Interest	160,466
Total assets	505,884,332
Liabilities:
Overdraft due to custodian bank	9,728,794
Options written, at value
(premiums received $159,636)	190,400
Payable for:
Fund shares redeemed	3,054,143
Securities purchased	1,693,495
Management fees	332,296
Fund accounting/administration fees	42,091
Directors’ fees*	25,183
Transfer agent/maintenance fees	10,116
Miscellaneous	67,100
Total liabilities	15,143,618
Net assets	$490,740,714
Net assets consist of:
Paid in capital	$414,546,537
Undistributed net investment income	1,542,680
Accumulated net realized gain on investments	38,611,012
Net unrealized appreciation on investments	36,040,485
Net assets	$490,740,714
Capital shares outstanding	43,483,499
Net asset value per share	$11.29

STATEMENT OF OPERATIONS
Year Ended September 30, 2012

Investment income:
Dividends	$5,721,099
Interest	853,318
Total investment income	6,574,417

Expenses:
Management fees	3,864,785
Transfer agent/maintenance fees	454,877
Fund accounting/administration fees	489,534
Directors’ fees*	59,885
Custodian fees	22,443
Miscellaneous	334,548
Total expenses	5,226,072
Less:
Expenses waived/reimbursed by Advisor	(194,357)
Net expenses	5,031,715
Net investment income	1,542,702

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	38,904,581
Options written	1,565,535
Net realized gain	40,470,116
Net change in unrealized appreciation
(depreciation) on:
Investments in unaffiliated issuers	72,171,705
Investments in affiliated issuers	(3,797)
Options written	313,139
Net change in unrealized appreciation
(depreciation)	72,481,047
Net realized and unrealized gain	112,951,163
Net increase in net assets resulting from operations	$114,493,865

* Relates to Directors not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MID CAP VALUE INSTITUTIONAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2012	2011
Increase (Decrease) In Net Assets From Operations:
Net investment income	$1,542,702	$2,014,286
Net realized gain on investments	40,470,116	46,068,916
Net change in unrealized appreciation (depreciation) on investments	72,481,047	(93,414,074)
Net increase (decrease) in net assets resulting from operations	114,493,865	(45,330,872)

Distributions to shareholders from:
Net investment income	(1,977,527)	(3,064,710)
Net realized gains	(44,425,740)	(22,149,496)
Total distributions to shareholders	(46,403,267)	(25,214,206)

Capital share transactions:
Proceeds from sale of shares	168,213,889	230,594,999
Distributions reinvested	20,469,550	10,706,814
Cost of shares redeemed	(238,299,328)	(212,937,728)
Net increase (decrease) from capital share transactions	(49,615,889)	28,364,085
Net increase (decrease) in net assets	18,474,709	(42,180,993)

Net assets:
Beginning of year	472,266,005	514,446,998
End of year	$490,740,714	$472,266,005
Undistributed net investment income at end of year	$1,542,680	$1,977,505

Capital share activity:
Shares sold	16,021,148	19,002,513
Shares issued from reinvestment of distributions	2,088,722	905,056
Shares redeemed	(21,974,810)	(17,934,768)
Net increase (decrease) in shares	(3,864,940)	1,972,801

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 37

MID CAP VALUE INSTITUTIONAL FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
Institutional Class	2012	2011	2010	2009	2008[a]
Per Share Data
Net asset value, beginning of period	$9.97	$11.34	$10.49	$10.68	$10.00
Income (loss) from investment operations:
Net investment income[b]	.03	.04	.08	.08	.04
Net gain (loss) on investments
(realized and unrealized)	2.30	(.87)	1.13	.27	.64
Total from investment operations	2.33	(.83)	1.21	.35	.68
Less distributions from:
Net investment income	(.04)	(.06)	(.01)	(.06)	—
Net realized gains	(.97)	(.48)	(.35)	(.48)	—
Total distributions	(1.01)	(.54)	(.36)	(.54)	—
Net asset value, end of period	$11.29	$9.97	$11.34	$10.49	$10.68

Total Return[c]	24.96%	(8.05%)	11.76%	5.30%	6.80%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$490,741	$472,266	$514,447	$317,455	$17,436
Ratios to average net assets:
Net investment income	0.30%	0.34%	0.78%	0.82%	1.81%
Total expenses	1.01%	0.98%	0.95%	0.98%	1.19%
Net expenses[d]	0.98%	0.90%	0.90%	0.91%	1.10%
Portfolio turnover rate	33%	38%	20%	76%	63%

[a]	Since commencement of operations: July 11, 2008. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income per share was computed using average shares outstanding throughout the period.
[c]	Not annualized.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

38 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGER’S COMMENTARY (Unaudited)	September 30, 2012

To Our Shareholders:

For the 12-month period ended September 30, 2012, the Small Cap Growth Fund returned 28.55%1, compared with the benchmark, the Russell 2000® Growth Index, which returned 31.18%.

The Fund seeks to deliver long-term growth of capital by investing in securities of small-sized companies that have solid potential for long-term growth. The Fund selects companies that appear to have sustainable revenue and earnings growth, a competitive advantage, superior financial characteristics and strong management.

The Fund uses a combination of a qualitative macroeconomic approach in reviewing growth trends that is based on several fixed income factors, such as bond spreads and interest rates, along with a quantitative, fundamental bottom-up approach.

The portfolio’s performance was helped by stock selection in Consumer Discretionary and Financials. The sectors that detracted the most from performance were Health Care and Industrials, where stock selection was the main factor in underperformance.

The holdings contributing most to portfolio performance over the period were Texas Capital Bancshares, Inc., Jarden Corp. and Solutia, Inc. Leading detractors from performance were Superior Energy Services, Inc., NxStage Medical, Inc. and LogMeIn, Inc.

Our fixed income indicators, including the slope of the yield curve and corporate bond spreads, alternated during the fiscal year, but in the third quarter of 2012 turned positive, which led us to add beta back into the portfolio relative to the benchmark. We believe equity markets can build on strong performance in the third quarter and move higher before the end of 2012. We will focus our attention on secular growth names in the year to come, with an eye towards more cyclical names if the global economy can find firmer footing.

We appreciate your business and the trust you place in us.

Sincerely,

Joseph O’Connor, Portfolio Manager

Performance displayed represents past performance which is no guarantee of future results.

1 Performance figures are based on A-Class shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

This fund may not be suitable for all investors. • An investment in the fund will fluctuate and is subject to investment risks, which means investors could lose money. • Investments in small-sized company securities may present additional risks such as less predictable earnings, higher volatility and less liquidity than larger, more established companies. • Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 39

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2012

SMALL CAP GROWTH FUND

OBJECTIVE: Seeks long-term growth of capital.

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 09/30/12

	1 Year	5 Year	10 Year
A-Class Shares	28.55%	-2.06%	7.80%
A-Class Shares with sales charge†	22.48%	-3.21%	7.16%
B-Class Shares	26.43%	-2.93%	7.16%
B-Class Shares with CDSC‡	21.43%	-3.29%	7.16%
C-Class Shares	27.62%	-2.77%	7.00%
C-Class Shares with CDSC§	26.62%	-2.77%	7.00%
Russell 2000 Growth Index	31.18%	2.96%	10.55%

Since Inception
(03/01/12)
Institutional Class Shares	-2.17%
Russell 2000 Growth Index	2.05%

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	October 15, 1997
B-Class	October 15, 1997
C-Class	January 29, 1999
Institutional Class	March 1, 2012

Ten Largest Holdings (% of Total Net Assets)
iShares Russell 2000 Growth Index Fund	4.9%
Nuance Communications, Inc.	2.4%
Ashland, Inc.	2.3%
Oil States International, Inc.	2.2%
Texas Capital Bancshares, Inc.	2.1%
PowerShares S&P SmallCap
Health Care Portfolio	2.0%
IAC/InterActiveCorp	1.9%
Jarden Corp.	1.9%
Alliance Data Systems Corp.	1.9%
Oxford Industries, Inc.	1.9%
Top Ten Total	23.5%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
†	Effective February 22, 2011, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the 5 Year and 10 Year Average Annual Returns (based on subscriptions made prior to February 22, 2011), and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after February 22, 2011.
‡	Fund returns include a CDSC of up to 5% if redeemed within 5 years of purchase.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

40 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2012
SMALL CAP GROWTH FUND

	Shares	Value
COMMON STOCKS† - 89.3%

Information Technology - 19.8%
Nuance Communications, Inc.*	12,655	$314,982
IAC/InterActiveCorp	4,937	257,020
Alliance Data Systems Corp.*	1,756	249,264
Cadence Design Systems, Inc.*	15,920	204,811
Aruba Networks, Inc.*	8,500	191,122
Cavium, Inc.*	5,100	169,983
Aspen Technology, Inc.*	5,250	135,713
NETGEAR, Inc.*	3,050	116,327
Nanometrics, Inc.*	7,815	107,925
Opnet Technologies, Inc.	3,150	107,321
Ciena Corp.*	7,700	104,720
Harmonic, Inc.*	19,300	87,622
Lattice Semiconductor Corp.*	22,600	86,558
Sourcefire, Inc.*	1,580	77,467
QLIK Technologies, Inc.*	3,299	73,931
Rofin-Sinar Technologies, Inc.*	3,610	71,225
Riverbed Technology, Inc.*	2,810	65,389
SYNNEX Corp.*	1,880	61,250
FEI Co.	1,050	56,175
VanceInfo Technologies, Inc. ADR*	5,600	43,960
VeriFone Systems, Inc.*	850	23,673
Total Information Technology		2,606,438
Consumer Discretionary - 18.6%
Jarden Corp.	4,815	254,425
Oxford Industries, Inc.	4,390	247,815
Lennar Corp. — Class A	5,750	199,928
Pier 1 Imports, Inc.	7,900	148,045
Hanesbrands, Inc.*	4,540	144,734
Monro Muffler Brake, Inc.	4,075	143,399
Penn National Gaming, Inc.*	3,275	141,152
MDC Partners, Inc. — Class A	10,900	134,506
Select Comfort Corp.*	4,110	129,671
Vail Resorts, Inc.	2,175	125,389
Sonic Corp.*	12,000	123,240
SodaStream International Ltd.*	3,125	122,406
Pinnacle Entertainment, Inc.*	9,814	120,222
BJ’s Restaurants, Inc.*	2,450	111,108
Life Time Fitness, Inc.*	2,120	96,969
Ulta Salon Cosmetics & Fragrance, Inc.	825	79,452
HomeAway, Inc.*	2,900	68,005
Warnaco Group, Inc.*	1,175	60,983
Total Consumer Discretionary		2,451,449
Health Care - 17.1%
Endo Health Solutions, Inc.*	7,090	224,895
Dynavax Technologies Corp.*	34,500	164,219
Hologic, Inc.*	7,870	159,288
Haemonetics Corp.*	1,685	135,137
Health Management Associates,
Inc. — Class A*	15,820	132,730
Endologix, Inc.*	9,400	129,908
Auxilium Pharmaceuticals, Inc.*	4,565	111,660
AngioDynamics, Inc.*	8,860	108,092
Acorda Therapeutics, Inc.*	3,750	96,037
NxStage Medical, Inc.*	6,950	91,810
Exact Sciences Corp.*	7,850	86,429
BioMarin Pharmaceutical, Inc.*	2,050	82,554
Halozyme Therapeutics, Inc.*	9,840	74,390
Amarin Corporation plc ADR*	5,750	72,450
HeartWare International, Inc.*	750	70,868
HMS Holdings Corp.*	2,075	69,367
Pharmacyclics, Inc.*	1,050	67,725
Ariad Pharmaceuticals, Inc.*	2,700	65,408
Optimer Pharmaceuticals, Inc.*	4,300	60,716
Incyte Corporation Ltd.*	3,100	55,955
Cepheid, Inc.*	1,615	55,734
Momenta Pharmaceuticals, Inc.*	3,300	48,081
Achillion Pharmaceuticals, Inc.*	3,200	33,312
CardioNet, Inc.*	12,550	31,626
Questcor Pharmaceuticals, Inc.*	1,150	21,275
Total Health Care		2,249,666
Industrials - 11.0%
IDEX Corp.	4,270	178,357
Hexcel Corp.*	6,950	166,939
B/E Aerospace, Inc.*	3,940	165,874
AECOM Technology Corp.*	6,710	141,984
Crane Co.	3,500	139,755
Wabtec Corp.	1,665	133,683
Regal-Beloit Corp.	1,890	133,207
Kansas City Southern	1,665	126,174
Colfax Corp.*	3,350	122,845
WABCO Holdings, Inc.*	1,260	72,664
WESCO International, Inc.*	1,100	62,920
Total Industrials		1,444,402
Materials - 8.3%
Ashland, Inc.	4,250	304,299
Cytec Industries, Inc.	3,673	240,655
HB Fuller Co.	7,250	222,430
Kaiser Aluminum Corp.	2,520	147,143
Silgan Holdings, Inc.	2,670	116,172
Cliffs Natural Resources, Inc.	1,760	68,869
Total Materials		1,099,568

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 41

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2012
SMALL CAP GROWTH FUND

	Shares	Value
Energy - 5.7%
Oil States International, Inc.*	3,660	$290,823
McDermott International, Inc.*	10,750	131,365
Energy XXI Bermuda Ltd.	3,708	129,595
Superior Energy Services, Inc.*	6,080	124,762
Stone Energy Corp.*	3,000	75,360
Total Energy		751,905
Financials - 4.9%
Texas Capital Bancshares, Inc.*	5,450	270,919
Amtrust Financial Services, Inc.	6,305	161,534
IBERIABANK Corp.	3,145	144,041
Stifel Financial Corp.*	2,203	74,021
Total Financials		650,515
Utilities - 1.5%
NorthWestern Corp.	5,525	200,171
Telecommunication Services - 1.3%
SBA Communications Corp. — Class A*	2,830	178,007
Consumer Staples - 1.1%
Smart Balance, Inc.*	6,650	80,332
J&J Snack Foods Corp.	1,175	67,363
Total Consumer Staples		147,695
Total Common Stocks
(Cost $9,628,526)		11,779,816

EXCHANGE TRADED FUNDS† - 7.0%
iShares Russell 2000
Growth Index Fund	6,790	649,192
PowerShares S&P SmallCap
Health Care Portfolio	7,270	267,391
Total Exchange Traded Funds
(Cost $845,218)		916,583
Total Investments - 96.3%
(Cost $10,473,744)		$12,696,399
Other Assets & Liabilities, net - 3.7%		485,370
Total Net Assets - 100.0%		$13,181,769

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 4.
ADR — American Depositary Receipt
plc — Public Limited Company

42 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SMALL CAP GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2012

Assets:
Investments, at value
(cost $10,473,744)	$12,696,399
Cash	500,802
Prepaid expenses	23,503
Receivables:
Dividends	2,686
Fund shares sold	1,698
Total assets	13,225,088
Liabilities:
Payable for:
Professional fees	11,330
Management fees	10,049
Transfer agent/maintenance fees	6,529
Distribution and service fees	4,714
Fund shares redeemed	3,436
Fund accounting/administration fees	2,243
Directors’ fees*	687
Miscellaneous	4,331
Total liabilities	43,319
Net assets	$13,181,769
Net assets consist of:
Paid in capital	$13,455,282
Accumulated net investment loss	(220,388)
Accumulated net realized loss on investments	(2,275,780)
Net unrealized appreciation on investments	2,222,655
Net assets	$13,181,769
A-Class:
Net assets	$10,355,735
Capital shares outstanding	676,541
Net asset value per share	$15.31
Maximum offering price per share
(Net asset value divided by 95.25%)	$16.07
B-Class:
Net assets	$1,012,150
Capital shares outstanding	76,406
Net asset value per share	$13.25
C-Class:
Net assets	$1,804,100
Capital shares outstanding	132,372
Net asset value per share	$13.63
Institutional Class:
Net assets	$9,784
Capital shares outstanding	638
Net asset value per share	$15.34

STATEMENT OF OPERATIONS
Year Ended September 30, 2012

Investment Income:
Dividends (net of foreign withholding tax of $979)	$77,344
Interest	54
Total investment income	77,398

Expenses:
Management fees	129,653
Transfer agent/maintenance fees
A-Class	51,971
B-Class	15,421
C-Class	6,983
Institutional Class	11
Distribution and service fees:
A-Class	30,789
B-Class	11,993
C-Class	17,328
Fund accounting/administration fees	25,068
Registration fees	43,505
Printing expenses	19,490
Custodian fees	3,240
Directors’ fees*	1,682
Miscellaneous	8,902
Total expenses	366,036
Net investment loss	(288,638)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,842,282
Net realized gain	1,842,282
Net change in unrealized appreciation
(depreciation) on:
Investments	2,071,742
Net change in unrealized appreciation
(depreciation)	2,071,742
Net realized and unrealized gain	3,914,024
Net increase in net assets resulting from operations	$3,625,386

* Relates to Directors not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 43

SMALL CAP GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2012	2011
Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(288,638)	$(308,691)
Net realized gain on investments	1,842,282	2,614,617
Net change in unrealized appreciation (depreciation) on investments	2,071,742	(2,745,033)
Net increase (decrease) in net assets resulting from operations	3,625,386	(439,107)

Capital share transactions:
Proceeds from sale of shares
A-Class	3,720,971	7,162,239
B-Class	35,286	476,803
C-Class	609,027	438,345
Institutional Class[1]	10,000	—
Cost of shares redeemed
A-Class	(6,712,367)	(8,281,727)
B-Class	(588,637)	(573,179)
C-Class	(459,526)	(606,748)
Institutional Class[1]	—	—
Net decrease from capital share transactions	(3,385,246)	(138,267)
Net increase (decrease) in net assets	240,140	(1,823,374)

Net assets:
Beginning of year	12,941,629	14,765,003
End of year	$13,181,769	$12,941,629
Undistributed/(Accumulated) net investment income/(loss) at end of year	$(220,388)	$—

Capital share activity:
Shares sold
A-Class	255,712	488,818
B-Class	2,907	35,998
C-Class	47,790	32,398
Institutional Class[1]	638	—
Shares redeemed
A-Class	(452,150)	(583,053)
B-Class	(47,023)	(46,201)
C-Class	(35,644)	(47,660)
Institutional Class[1]	—	—
Net decrease in shares	(227,770)	(119,700)

1Since commencement of operations: March 1, 2012.

44 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SMALL CAP GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
A-Class	2012	2011	2010	2009	2008
Per Share Data
Net asset value, beginning of period	$11.91	$12.25	$10.56	$11.43	$18.53
Income (loss) from investment operations:
Net investment loss[a]	(.24)	(.24)	(.18)	(.18)	(.24)
Net gain (loss) on investments (realized and unrealized)	3.64	(.10)	1.87	(.63)	(5.55)
Total from investment operations	3.40	(.34)	1.69	(.81)	(5.79)
Less distributions from:
Net realized gains	—	—	—	(.06)	(1.31)
Total distributions	—	—	—	(.06)	(1.31)
Net asset value, end of period	$15.31	$11.91	$12.25	$10.56	$11.43

Total Return[b]	28.55%	(2.78%)	16.00%	(6.89%)	(33.25%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,356	$10,396	$11,847	$9,966	$12,414
Ratios to average net assets:
Net investment loss	(1.68%)	(1.68%)	(1.55%)	(2.04%)	(1.59%)
Total expenses[c]	2.19%	2.11%	2.26%	2.67%	1.98%
Net expenses[d]	2.19%	2.11%	2.26%	2.60%	1.98%
Portfolio turnover rate	82%	101%	112%	200%	169%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
B-Class	2012	2011	2010	2009	2008
Per Share Data
Net asset value, beginning of period	$10.47	$10.85	$9.43	$10.28	$16.92
Income (loss) from investment operations:
Net investment loss[a]	(.42)	(.30)	(.23)	(.21)	(.32)
Net gain (loss) on investments (realized and unrealized)	3.20	(.08)	1.65	(.58)	(5.01)
Total from investment operations	2.78	(.38)	1.42	(.79)	(5.33)
Less distributions from:
Net realized gains	—	—	—	(.06)	(1.31)
Total distributions	—	—	—	(.06)	(1.31)
Net asset value, end of period	$13.25	$10.47	$10.85	$9.43	$10.28

Total Return[b]	26.43%	(3.41%)	15.06%	(7.47%)	(33.72%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,012	$1,262	$1,419	$1,766	$2,675
Ratios to average net assets:
Net investment loss	(3.30%)	(2.44%)	(2.30%)	(2.77%)	(2.42%)
Total expenses[c]	3.80%	2.87%	3.02%	3.41%	2.82%
Net expenses[d]	3.80%	2.87%	3.02%	3.33%	2.82%
Portfolio turnover rate	82%	101%	112%	200%	169%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 45

SMALL CAP GROWTH FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
C-Class	2012	2011	2010	2009	2008
Per Share Data
Net asset value, beginning of period	$10.68	$11.06	$9.61	$10.48	$17.23
Income (loss) from investment operations:
Net investment loss[a]	(.31)	(.31)	(.24)	(.22)	(.33)
Net gain (loss) on investments (realized and unrealized)	3.26	(.07)	1.69	(.59)	(5.11)
Total from investment operations	2.95	(.38)	1.45	(.81)	(5.44)
Less distributions from:
Net realized gains	—	—	—	(.06)	(1.31)
Total distributions	—	—	—	(.06)	(1.31)
Net asset value, end of period	$13.63	$10.68	$11.06	$9.61	$10.48

Total Return[b]	27.62%	(3.44%)	15.09%	(7.51%)	(33.76%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,804	$1,284	$1,499	$1,518	$2,318
Ratios to average net assets:
Net investment loss	(2.41%)	(2.43%)	(2.31%)	(2.77%)	(2.43%)
Total expenses[c]	2.93%	2.86%	3.02%	3.40%	2.83%
Net expenses[d]	2.93%	2.86%	3.02%	3.33%	2.83%
Portfolio turnover rate	82%	101%	112%	200%	169%

Period Ended
September 30,
Institutional Class	2012[e]
Per Share Data
Net asset value, beginning of period	$15.68
Income (loss) from investment operations:
Net investment loss[a]	(.11)
Net loss on investments (realized and unrealized)	(.23)
Total from investment operations	(.34)
Net asset value, end of period	$15.34

Total Return[b]	(2.17%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10
Ratios to average net assets:
Net investment loss	(1.26%)
Total expenses[c]	1.79%
Portfolio turnover rate	82%

[a]	Net investment loss per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Since commencement of operations: March 1, 2012. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized. The portfolio turn-over rate stated is for the entire fiscal year of the Fund, not since commencement of operations of the Class.

46 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGER’S COMMENTARY (Unaudited)	September 30, 2012

To Our Shareholders:

For the fiscal year ended September 30, 2012, the Small Cap Value Fund returned 32.19%1, compared with the Russell 2000® Value Index, which returned 32.63%.

Our strategy is to select securities of companies that appear undervalued by the overall market relative to assets, earnings, growth potential or cash flows. Our investment approach is a defined and disciplined process with three key philosophical tenets that drive our investment decisions: a valuation focus, a long-term investment horizon and an opportunistic approach.

Our investment process is fundamentally driven and quantitatively aided. We use proprietary screens to identify potential companies for investment and then perform rigorous fundamental analysis to identify the best ideas. Through this fundamental research, we determine an estimate of intrinsic value and a corresponding valuation target for each company. We construct the portfolio based on the level of conviction generated by the bottom-up analysis and the upside/downside profile associated with each company.

The portfolio’s performance was helped by stock selection in the Consumer Discretionary and the Materials sectors, which were among the best-performing sectors in both the portfolio and the index, and an underweight in the Utilities sector. Utilities have a rich valuation, and the underweight has benefited the portfolio over the period. These benefits offset poor stock selection in Information Technology and an underweight in the Financial sector, caused by an underweight to the Financials sector’s REITs. That stance hurt the portfolio as investors moved into REITs for their income in a low-yield environment. We continue to believe that insurers have the best fundamental outlook in the Financials sector. Energy was not a significant factor in performance for the year, but we continue to overweight it relative to the benchmark given our view that no other sector offers comparable reinvestment opportunities.

The holdings contributing most to portfolio performance over the period were Cabela’s, Inc., Global Cash Access Holdings, Inc. and Smith & Wesson Holding Corp. The top three detractors were Maxwell Technologies, Inc., MGIC Investment Corp. and DeVry, Inc.

We remain focused on searching for companies we think have good long-term fundamental prospects and attractive valuations that are likely to generate strong performance relative to the broader market, regardless of macroeconomic events.

We appreciate your business and the trust you place in us.

Sincerely,

James Schier, CFA, Portfolio Manager

Performance displayed represents past performance which is no guarantee of future results.

1 Performance figures are based on A-Class shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares. Fee waivers and/or reimbursements reduce Fund expenses and in the absence of such waivers, the performance quoted would be reduced.

This fund may not be suitable for all investors. • An investment in the fund will fluctuate and is subject to investment risks, which means investors could lose money. • The intrinsic value of the underlying stocks may never be realized or the stock may decline in value. • Investments in small- sized company securities may present additional risks such as less predictable earnings, higher volatility and less liquidity than larger, more established companies.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 47

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2012

SMALL CAP VALUE FUND

OBJECTIVE: Seeks long-term capital appreciation.

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 09/30/12

		Since Inception
	1 Year	(07/11/08)
A-Class Shares	32.19%	17.10%
A-Class Shares with sales charge†	25.92%	15.47%
C-Class Shares	31.35%	16.29%
C-Class Shares with CDSC‡	30.35%	16.29%
Institutional Class Shares	32.51%	17.38%
Russell 2000 Value Index	32.63%	6.53%

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	July 11, 2008
C-Class	July 11, 2008
Institutional Class	July 11, 2008

Ten Largest Holdings (% of Total Net Assets)
Hanover Insurance Group, Inc.	3.5%
TPC Group, Inc.	2.3%
Gulfport Energy Corp.	2.2%
Covanta Holding Corp.	2.0%
Global Cash Access Holdings, Inc.	2.0%
Ocwen Financial Corp.	2.0%
Cree, Inc.	1.9%
Reinsurance Group of America,
Inc. — Class A	1.9%
Horace Mann Educators Corp.	1.8%
UGI Corp.	1.8%
Top Ten Total	21.4%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Effective February 22, 2011, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the since inception Average Annual Returns (based on subscriptions made prior to February 22, 2011), and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after February 22, 2011.

‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

48 | the GUGGENHEIM FUNDS annual report

SCHEDULE OF INVESTMENTS	September 30, 2012
SMALL CAP VALUE FUND

	Shares	Value
COMMON STOCKS† - 98.2%

Financials - 21.4%
Hanover Insurance Group, Inc.	31,478	$1,172,870
Ocwen Financial Corp.*	24,091	660,334
Reinsurance Group of America,
Inc. — Class A	11,300	653,931
Horace Mann Educators Corp.	34,550	625,701
Home Loan Servicing Solutions Ltd.	34,600	562,942
Endurance Specialty Holdings Ltd.	13,214	508,739
1st Source Corp.	20,860	464,553
Redwood Trust, Inc.	27,903	403,477
Bancorp, Inc.*	35,490	364,482
PrivateBancorp, Inc. — Class A	20,586	329,170
Lexington Realty Trust	30,297	292,669
Employers Holdings, Inc.	14,236	260,946
Solar Senior Capital Ltd.	13,556	242,788
AMERISAFE, Inc.*	8,835	239,782
Safeguard Scientifics, Inc.*	11,980	187,966
BancFirst Corp.	4,224	181,463
MGIC Investment Corp.*	53,887	82,447
First Marblehead Corp.*	9,312	9,778
Total Financials		7,244,038
Industrials - 20.8%
Covanta Holding Corp.	40,390	693,093
Great Lakes Dredge & Dock Corp.	79,069	608,832
Saia, Inc.*	25,570	514,979
Aegion Corp. — Class A*	24,753	474,267
General Cable Corp.*	14,446	424,424
Navigant Consulting, Inc.*	37,500	414,375
GeoEye, Inc.*	15,618	412,784
EnergySolutions, Inc.*	146,955	401,187
Orbital Sciences Corp.*	26,774	389,829
ICF International, Inc.*	19,257	387,066
Sterling Construction Company, Inc.*	38,128	380,517
Powell Industries, Inc.*	8,530	329,855
Celadon Group, Inc.	17,782	285,757
Energy Recovery, Inc.*	96,450	285,492
Vitran Corporation, Inc. — Class A*	40,920	243,474
Atlas Air Worldwide Holdings, Inc.*	4,020	207,553
Furmanite Corp.*	32,210	182,953
DryShips, Inc.*	72,889	170,560
Marten Transport Ltd.	8,370	147,061
PMFG, Inc.*	9,500	76,855
Dynamic Materials Corp.	724	10,874
Total Industrials		7,041,787
Information Technology - 14.9%
Global Cash Access Holdings, Inc.*	83,480	672,014
Cree, Inc.*	25,750	657,398
Insight Enterprises, Inc.*	30,134	526,742
IXYS Corp.*	52,820	523,974
Maxwell Technologies, Inc.*	55,704	452,316
Digi International, Inc.*	41,627	422,930
Multi-Fineline Electronix, Inc.*	14,240	321,112
RF Micro Devices, Inc.*	78,810	311,300
Power-One, Inc.*	46,143	258,401
Carbonite, Inc.*	29,045	203,605
Spansion, Inc. — Class A*	15,880	189,290
Intermec, Inc.*	30,410	188,846
Symmetricom, Inc.*	24,280	169,232
Semtech Corp.*	6,590	165,739
Total Information Technology		5,062,899
Consumer Discretionary - 12.3%
Chico’s FAS, Inc.	30,870	559,056
Cabela’s, Inc.*,1	10,050	549,534
Maidenform Brands, Inc.*	26,260	537,804
International Speedway Corp. — Class A	17,991	510,405
Brown Shoe Company, Inc.	31,674	507,734
DeVry, Inc.	14,500	330,020
Scholastic Corp.	10,382	329,940
Jones Group, Inc.	24,596	316,551
Coldwater Creek, Inc.*	347,889	288,748
iRobot Corp.*	10,898	248,038
Total Consumer Discretionary		4,177,830
Energy - 9.7%
Gulfport Energy Corp.*	23,311	728,702
Kodiak Oil & Gas Corp.*	62,130	581,537
Abraxas Petroleum Corp.*	239,310	550,413
Goodrich Petroleum Corp.*	32,902	415,881
Resolute Energy Corp.*	36,700	325,529
PDC Energy, Inc.*	8,400	265,692
Sanchez Energy Corp.*	11,367	232,228
Clayton Williams Energy, Inc.*	3,340	173,313
USEC, Inc.*	30,380	23,696
Total Energy		3,296,991
Utilities - 6.4%
UGI Corp.	19,690	625,157
Black Hills Corp.	14,671	521,847
Great Plains Energy, Inc.	21,650	481,929
South Jersey Industries, Inc.	6,790	359,395
MDU Resources Group, Inc.	8,613	189,831
Total Utilities		2,178,159

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 49

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2012
SMALL CAP VALUE FUND

	Shares	Value
Materials - 6.4%
TPC Group, Inc.*	18,962	$773,839
Landec Corp.*	48,556	555,966
Zoltek Companies, Inc.*	45,880	352,817
A. Schulman, Inc.	12,300	292,986
Globe Specialty Metals, Inc.	13,240	201,513
Total Materials		2,177,121
Consumer Staples - 3.9%
Central Garden and Pet Co. — Class A*	45,235	546,439
Spartan Stores, Inc.	24,040	368,052
Darling International, Inc.*	18,687	341,785
Central Garden and Pet Co.*	5,428	64,539
Total Consumer Staples		1,320,815
Health Care - 2.4%
Greatbatch, Inc.*	15,388	374,390
Kindred Healthcare, Inc.*	20,736	235,976
Horizon Pharma, Inc.*	57,000	197,790
Total Health Care		808,156
Total Common Stocks
(Cost $30,876,108)		33,307,796
CONVERTIBLE PREFERRED STOCKS†† - 0.0%
Thermoenergy Corp.*,2	6,250	1,825
Total Convertible Preferred Stocks
(Cost $5,968)		1,825
WARRANTS†† - 0.0%
Horizon Pharma, Inc.
$4.58, 09/20/17*	28,500	8,550
Total Warrants
(Cost $—)		8,550

	Face
	Amount
CONVERTIBLE BONDS†† - 0.5%
Industrials - 0.5%
DryShips, Inc.
5.00% due 12/01/14	$200,000	165,250
Total Convertible Bonds
(Cost $158,422)		165,250
Total Long Investments - 98.7%
(Cost $31,040,498)		$33,483,421

	Contracts
OPTIONS WRITTEN† - 0.0%
Call Option on:
Cabela’s, Inc.
Expiring December 2012 with
strike price of $55.00	33	(11,220)
Total Options Written
(Premiums received $9,407)		(11,220)
Other Assets & Liabilities, net - 1.3%		439,257
Total Net Assets - 100.0%		$33,911,458

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as collateral for open options written contracts at September 30, 2012.
[2]	PIPE (Private Investment in Public Equity) — Stock issued by a company in the secondary market as a means of raising capital more quickly and less expensively than through registration of a secondary public offering.

50 | the GUGGENHEIM FUNDS annual report	See Notes to Financial Statements.

SMALL CAP VALUE FUND

STATEMENT OF ASSETS
AND LIABILITIES

September 30, 2012

Assets:
Investments, at value
(cost $31,040,498)	$33,483,421
Cash	557,510
Prepaid expenses	22,050
Receivables:
Securities sold	54,333
Dividends	22,531
Investment advisor	11,731
Fund shares sold	5,996
Interest	3,335
Total assets	34,160,907
Liabilities:
Options written, at value
(premiums received $9,407)	11,220
Payable for:
Securities purchased	171,876
Management fees	27,660
Transfer agent/maintenance fees	14,026
Distribution and service fees	4,963
Fund shares redeemed	3,012
Fund accounting/administration fees	2,628
Directors’ fees*	71
Miscellaneous	13,993
Total liabilities	249,449
Net assets	$33,911,458
Net assets consist of:
Paid in capital	$29,461,390
Accumulated net investment loss	(35,292)
Accumulated net realized gain on investments	2,044,250
Net unrealized appreciation on investments	2,441,110
Net assets	$33,911,458
A-Class:
Net assets	$12,293,733
Capital shares outstanding	817,516
Net asset value per share	$15.04
Maximum offering price per share
(Net asset value divided by 95.25%)	$15.79
C-Class:
Net assets	$3,026,413
Capital shares outstanding	208,199
Net asset value per share	$14.54
Institutional Class:
Net assets	$18,591,312
Capital shares outstanding	1,222,089
Net asset value per share	$15.21

STATEMENT OF
OPERATIONS

Year Ended September 30, 2012

Investment Income:
Dividends (net of foreign withholding tax of $1,557)	$303,677
Interest	11,661
Total investment income	315,338

Expenses:
Management fees	296,317
Transfer agent/maintenance fees
A-Class	52,617
C-Class	8,978
Institutional Class	11,754
Distribution and service fees:
A-Class	28,667
C-Class	33,161
Fund accounting/administration fees	29,876
Registration fees	43,710
Custodian fees	9,216
Directors’ fees*	2,258
Miscellaneous	31,318
Total expenses	547,872
Less:
Expenses waived/reimbursed by Advisor	(175,113)
Net expenses	372,759
Net investment loss	(57,421)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,469,521
Options written	45,398
Net realized gain	2,514,919
Net change in unrealized appreciation
(depreciation) on:
Investments	4,496,058
Options written	(780)
Net change in unrealized appreciation
(depreciation)	4,495,278
Net realized and unrealized gain	7,010,197
Net increase in net assets resulting
from operations	$6,952,776

* Relates to Directors not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	the GUGGENHEIM FUNDS annual report | 51

SMALL CAP VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2012	2011
Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(57,421)	$(74,743)
Net realized gain on investments	2,514,919	892,619
Net change in unrealized appreciation (depreciation) on investments	4,495,278	(2,398,142)
Net increase (decrease) in net assets resulting from operations	6,952,776	(1,580,266)

Distributions to shareholders from:
Net realized gains
A-Class	(235,223)	(891,555)
C-Class	(65,832)	(220,130)
Institutional Class	(390,818)	(91,413)
Total distributions to shareholders	(691,873)	(1,203,098)

Capital share transactions:
Proceeds from sale of shares
A-Class	11,420,543	6,162,474
C-Class	2,813,053	1,798,076
Institutional Class	15,208,102	187,814
Distributions reinvested
A-Class	230,460	869,495
C-Class	60,332	203,368
Institutional Class	386,253	73,422
Cost of shares redeemed
A-Class	(9,398,528)	(3,590,095)
C-Class	(2,852,765)	(469,516)
Institutional Class	(751,336)	(213,782)
Net increase from capital share transactions	17,116,114	5,021,256
Net increase in net assets	23,377,017	2,237,892

Net assets:
Beginning of year	10,534,441	8,296,549
End of year	$33,911,458	$10,534,441
Undistributed/(Accumulated) net investment income/(loss) at end of year	$(35,292)	$—

Capital share activity:
Shares sold
A-Class	802,469	427,431
C-Class	205,879	126,060
Institutional Class	1,187,572	12,835
Shares issued from reinvestment of distributions
A-Class	17,977	61,535
C-Class	4,838	14,673
Institutional Class	29,827	5,160
Shares redeemed
A-Class	(654,086)	(270,342)
C-Class	(205,339)	(33,653)
Institutional Class	(49,544)	(14,642)
Net increase in shares	1,339,593	329,057

52 | the GUGGENHEIM FUNDS annual report	See Notes to Financial Statements.

SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
A-Class	2012	2011	2010	2009	2008[a]
Per Share Data
Net asset value, beginning of period	$11.66	$14.35	$13.24	$11.48	$10.00
Income (loss) from investment operations:
Net investment loss[b]	(.03)	(.07)	(.05)	(.05)	(—)[c]
Net gain (loss) on investments
(realized and unrealized)	3.73	(.63)	1.54	2.44	1.48
Total from investment operations	3.70	(.70)	1.49	2.39	1.48
Less distributions from:
Net realized gains	(.32)	(1.99)	(.38)	(.63)	—
Total distributions	(.32)	(1.99)	(.38)	(.63)	—
Net asset value, end of period	$15.04	$11.66	$14.35	$13.24	$11.48

Total Return[d]	32.19%	(7.31%)	11.53%	24.15%	14.80%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,294	$7,592	$6,209	$3,245	$400
Ratios to average net assets:
Net investment loss	(0.24%)	(0.52%)	(0.34%)	(0.46%)	(0.19%)
Total expenses	2.14%	2.33%	2.45%	4.92%	6.10%
Net expenses[e]	1.30%	1.30%	1.30%	1.55%	1.55%
Portfolio turnover rate	62%	70%	140%	58%	86%

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
C-Class	2012	2011	2010	2009	2008 [a]
Per Share Data
Net asset value, beginning of period	$11.36	$14.13	$13.11	$11.46	$10.00
Income (loss) from investment operations:
Net investment loss[b]	(.14)	(.18)	(.15)	(.11)	(.02)
Net gain (loss) on investments
(realized and unrealized)	3.64	(.60)	1.55	2.39	1.48
Total from investment operations	3.50	(.78)	1.40	2.28	1.46
Less distributions from:
Net realized gains	(.32)	(1.99)	(.38)	(.63)	—
Total distributions	(.32)	(1.99)	(.38)	(.63)	—
Net asset value, end of period	$14.54	$11.36	$14.13	$13.11	$11.46

Total Return[d]	31.35%	(8.07%)	10.94%	23.16%	14.60%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,026	$2,305	$1,353	$709	$391
Ratios to average net assets:
Net investment loss	(1.00%)	(1.26%)	(1.09%)	(1.15%)	(0.94%)
Total expenses	2.70%	3.07%	3.22%	6.40%	6.88%
Net expenses[e]	2.05%	2.05%	2.05%	2.30%	2.30%
Portfolio turnover rate	62%	70%	140%	58%	86%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 53

SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
Institutional Class	2012	2011	2010	2009	2008[a]
Per Share Data
Net asset value, beginning of period	$11.76	$14.43	$13.28	$11.49	$10.00
Income (loss) from investment operations:
Net investment income (loss)[b]	— [c]	(.04)	(.01)	(.01)	— [c]
Net gain (loss) on investments
(realized and unrealized)	3.77	(.64)	1.54	2.43	1.49
Total from investment operations	3.77	(.68)	1.53	2.42	1.49
Less distributions from:
Net realized gains	(.32)	(1.99)	(.38)	(.63)	—
Total distributions	(.32)	(1.99)	(.38)	(.63)	—
Net asset value, end of period	$15.21	$11.76	$14.43	$13.28	$11.49

Total Return[d]	32.51%	(7.11%)	11.80%	24.40%	14.90%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$18,591	$638	$734	$630	$383
Ratios to average net assets:
Net investment income (loss)	0.02%	(0.30%)	(0.08%)	(0.14%)	0.06%
Total expenses	1.44%	2.09%	2.21%	5.44%	5.90%
Net expenses[e]	1.05%	1.05%	1.05%	1.30%	1.30%
Portfolio turnover rate	62%	70%	140%	58%	86%

[a]	Since commencement of operations: July 11, 2008. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Net investment income (loss) is less than $0.01 per share.
[d]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

54 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGER’S COMMENTARY (Unaudited)	September 30, 2012

To Our Shareholders:

For the 12-month period ended September 30, 2012, the Large Cap Concentrated Growth Fund returned 26.08%1, compared with the benchmark, the Russell 1000® Growth Index, which gained 29.19%.

The Fund seeks to deliver long-term growth of capital by investing in securities that have demonstrated consistent above-average returns. It primarily invests in stocks of large companies that appear to have solid potential for growth. The Fund uses a combination of a qualitative top-down approach in reviewing growth trends that are based on several fixed income factors, such as bond spreads and interest rates, along with a quantitative fundamental bottom-up approach. The portfolio is constructed with 25-30 names; holdings are replaced when the fundamentals of a company or the original thesis for selecting the security changes.

The portfolio’s performance was helped by its stock selection in the Consumer Discretionary and Financials sectors. However, this was not enough to offset the effects of poor stock selection in the Health Care and Information Technology sectors.

The holdings contributing most to portfolio performance over the period were Apple, Inc., QUALCOMM, Inc. and Google, Inc. Leading detractors to performance were Caterpillar, Inc., Anadarko Petroleum Corp. and Juniper Networks, Inc.

Our fixed income indicators, including the slope of the yield curve and corporate bond spreads, alternated during the fiscal year, but in the third quarter of 2012 turned positive, which led us to add beta back into the portfolio relative to the benchmark. We believe equity markets can build on strong performance in the third quarter and move higher before the end of 2012. We will focus our attention on secular growth names in the year to come, with an eye towards more cyclical names if the global economy can find firmer footing.

We appreciate your business and the trust you place in us.

Sincerely,

Mark Bronzo, CFA, Portfolio Manager

Performance displayed represents past performance which is no guarantee of future results.

1 Performance figures are based on A-Class shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares. Fee waivers and/or reimbursements reduce Fund expenses and in the absence of such waivers, the performance quoted would be reduced.

This fund may not be suitable for all investors. • An investment in the fund will fluctuate and is subject to investment risks, which means investors could lose money. • Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 55

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2012

LARGE CAP CONCENTRATED GROWTH FUND

OBJECTIVE: Seeks long-term growth of capital.

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 09/30/12

	1 Year	5 Year	10 Year
A-Class Shares	26.08%	-0.71%	4.66%
A-Class Shares with sales charge†	20.08%	-1.88%	4.04%
B-Class Shares	25.30%	-1.45%	4.03%
B-Class Shares with CDSC‡	20.30%	-1.81%	4.03%
C-Class Shares	25.33%	-1.43%	3.89%
C-Class Shares with CDSC§	24.33%	-1.43%	3.89%
Russell 1000 Growth Index	29.19%	3.24%	8.41%

	Since Inception
	(03/01/12)
Institutional Class Shares	1.74%
Russell 1000 Growth Index	4.52%

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	January 29, 1999
B-Class	January 29, 1999
C-Class	January 29, 1999
Institutional Class	March 1, 2012

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	8.4%
Google, Inc. — Class A	4.6%
iShares Russell 1000 Growth Index Fund	4.2%
Microsoft Corp.	3.9%
Covidien plc	3.7%
Express Scripts Holding Co.	3.5%
Home Depot, Inc.	3.2%
Walt Disney Co.	3.2%
International Business Machines Corp.	3.1%
eBay, Inc.	3.1%
Top Ten Total	40.9%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 1000 Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
†	Effective February 22, 2011, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the 5 Year and 10 Year Average Annual Returns (based on subscriptions made prior to February 22, 2011), and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after February 22, 2011.
‡	Fund returns include a CDSC of up to 5% if redeemed within 5 years of purchase.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

56 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2012
LARGE CAP CONCENTRATED GROWTH FUND

	Shares	Value
COMMON STOCKS† - 90.3%

Information Technology - 30.2%
Apple, Inc.	3,155	$2,105,204
Google, Inc. — Class A*	1,535	1,158,157
Microsoft Corp.	33,050	984,229
International Business Machines Corp.	3,800	788,310
eBay, Inc.*	16,270	787,631
EMC Corp.*	23,250	634,028
Broadcom Corp. — Class A	17,600	608,608
Oracle Corp.	15,550	489,670
Total Information Technology		7,555,837
Consumer Discretionary - 19.3%
Home Depot, Inc.	13,250	799,902
Walt Disney Co.	15,269	798,263
Comcast Corp. — Class A	21,290	761,543
Target Corp.	11,430	725,462
Nordstrom, Inc.	13,050	720,099
Starwood Hotels & Resorts
Worldwide, Inc.	9,000	521,640
BorgWarner, Inc.*	7,350	507,959
Total Consumer Discretionary		4,834,868
Industrials - 10.7%
Honeywell International, Inc.	12,810	765,398
Caterpillar, Inc.	8,500	731,340
CSX Corp.	32,600	676,450
AMETEK, Inc.	14,465	512,784
Total Industrials		2,685,972
Health Care - 10.4%
Covidien plc	15,640	929,329
Express Scripts Holding Co.*	14,150	886,781
Biogen Idec, Inc.*	5,210	777,488
Total Health Care		2,593,598
Consumer Staples - 9.1%
Costco Wholesale Corp.	7,850	785,981
Mondelez International, Inc. — Class A	18,500	764,975
PepsiCo, Inc.	10,450	739,547
Total Consumer Staples		2,290,503
Energy - 4.7%
Schlumberger Ltd.	8,460	611,912
Ensco plc — Class A	10,450	570,152
Total Energy		1,182,064
Materials - 3.0%
EI du Pont de Nemours & Co.	15,100	759,077
Financials - 2.9%
Wells Fargo & Co.	21,340	736,870
Total Common Stocks
(Cost $20,295,462)		22,638,789
EXCHANGE TRADED FUNDS† - 6.8%
iShares Russell 1000
Growth Index Fund	15,700	1,047,190
Financial Select
Sector SPDR Fund	41,450	646,620
Total Exchange Traded Funds
(Cost $1,607,750)		1,693,810
Total Investments - 97.1%
(Cost $21,903,212)		$24,332,599
Other Assets & Liabilities, net - 2.9%		718,494
Total Net Assets - 100.0%		$25,051,093

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
plc — Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 57

LARGE CAP CONCENTRATED GROWTH FUND

STATEMENT OF ASSETS
AND LIABILITIES

September 30, 2012

Assets:
Investments, at value
(cost $21,903,212)	$24,332,599
Cash	739,144
Prepaid expenses	22,625
Receivables:
Fund shares sold	22,523
Dividends	11,249
Investment advisor	9,345
Total assets	25,137,485
Liabilities:
Payable for:
Transfer agent/maintenance fees	20,798
Management fees	17,062
Fund shares redeemed	15,607
Professional fees	11,582
Distribution and service fees	9,330
Fund accounting/administration fees	2,161
Directors’ fees*	1,913
Miscellaneous	7,939
Total liabilities	86,392
Net assets	$25,051,093
Net assets consist of:
Paid in capital	$27,932,694
Accumulated net investment loss	(29,915)
Accumulated net realized loss on investments	(5,281,073)
Net unrealized appreciation on investments	2,429,387
Net assets	$25,051,093
A-Class:
Net assets	$19,121,591
Capital shares outstanding	2,048,702
Net asset value per share	$9.33
Maximum offering price per share
(Net asset value divided by 95.25%)	$9.80
B-Class:
Net assets	$2,855,691
Capital shares outstanding	339,062
Net asset value per share	$8.42
C-Class:
Net assets	$3,063,640
Capital shares outstanding	362,218
Net asset value per share	$8.46
Institutional Class:
Net assets	$10,171
Capital shares outstanding	1,088
Net asset value per share	$9.35

STATEMENT OF
OPERATIONS

Year Ended September 30, 2012

Investment Income:
Dividends	$446,594
Interest	149
Total investment income	446,743

Expenses:
Management fees	239,302
Transfer agent/maintenance fees
A-Class	116,620
B-Class	27,764
C-Class	12,315
Institutional Class	10
Distribution and service fees:
A-Class	64,826
B-Class	28,670
C-Class	31,038
Fund accounting/administration fees	30,311
Registration fees	43,563
Custodian fees	4,773
Directors’ fees*	4,215
Miscellaneous	49,198
Total expenses	652,605
Less:
Expenses waived/reimbursed by Advisor	(175,964)
Net expenses	476,641
Net investment loss	(29,898)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,600,037
Net realized gain	2,600,037
Net change in unrealized appreciation
(depreciation) on:
Investments	4,825,574
Net change in unrealized appreciation
(depreciation)	4,825,574
Net realized and unrealized gain	7,425,611
Net increase in net assets resulting
from operations	$7,395,713

* Relates to Directors not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

58 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LARGE CAP CONCENTRATED GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2012	2011
Increase (decrease) in net assets from operations:
Net investment loss	$(29,898)	$(149,480)
Net realized gain on investments	2,600,037	5,536,174
Net change in unrealized appreciation (depreciation) on investments	4,825,574	(5,217,813)
Net increase in net assets resulting from operations	7,395,713	168,881

Distributions to shareholders from:
Net investment income
A-Class	(17)	(136,272)
Total distributions to shareholders	(17)	(136,272)

Capital share transactions:
Proceeds from sale of shares
A-Class	4,853,993	6,625,536
B-Class	337,928	432,234
C-Class	410,995	912,085
Institutional Class[1]	10,000	—
Distributions reinvested
A-Class	17	135,329
Cost of shares redeemed
A-Class	(15,157,953)	(12,415,678)
B-Class	(1,010,368)	(2,268,242)
C-Class	(779,158)	(1,408,613)
Institutional Class[1]	—	—
Net decrease from capital share transactions	(11,334,546)	(7,987,349)
Net decrease in net assets	(3,938,850)	(7,954,740)

Net assets:
Beginning of year	28,989,943	36,944,683
End of year	$25,051,093	$28,989,943
Undistributed/(Accumulated) net investment income/(loss) at end of year	$(29,915)	$—

Capital share activity:
Shares sold
A-Class	563,967	770,941
B-Class	40,888	55,464
C-Class	51,789	115,065
Institutional Class[1]	1,088	—
Shares issued from reinvestment of distributions
A-Class	2	16,034
Shares redeemed
A-Class	(1,673,705)	(1,435,726)
B-Class	(129,122)	(287,335)
C-Class	(98,075)	(177,984)
Institutional Class[1]	—	—
Net decrease in shares	(1,243,168)	(943,541)

1Since commencement of operations: March 1, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 59

LARGE CAP CONCENTRATED GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
A-Class	2012	2011	2010	2009	2008
Per Share Data
Net asset value, beginning of period	$7.40	$7.63	$6.95	$6.91	$10.66
Income (loss) from investment operations:
Net investment income (loss)[a]	— [b]	(.02)	.04	.01	(.02)
Net gain (loss) on investments
(realized and unrealized)	1.93	(.17)	.64	.03	(2.87)
Total from investment operations	1.93	(.19)	.68	.04	(2.89)
Less distributions from:
Net investment income	(—)[b]	(.04)	—	—	—
Net realized gains	—	—	—	—	(.86)
Total distributions	(—)[b]	(.04)	—	—	(.86)
Net asset value, end of period	$9.33	$7.40	$7.63	$6.95	$6.91

Total Return[c]	26.08%	(2.59%)	9.78%	0.58%	(28.85%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$19,122	$23,358	$29,059	$22,425	$23,723
Ratios to average net assets:
Net investment income (loss)	0.05%	(0.22%)	0.52%	0.09%	(0.20%)
Total expenses[d]	1.86%	1.70%	1.73%	2.04%	1.72%
Net expenses[e]	1.35%	1.35%	1.35%	1.35%	1.35%
Portfolio turnover rate	184%	158%	190%	134%	198%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
B-Class	2012	2011	2010	2009	2008
Per Share Data
Net asset value, beginning of period	$6.72	$6.96	$6.39	$6.40	$10.01
Income (loss) from investment operations:
Net investment loss[a]	(.06)	(.08)	(.02)	(.03)	(.08)
Net gain (loss) on investments
(realized and unrealized)	1.76	(.16)	.59	.02	(2.67)
Total from investment operations	1.70	(.24)	.57	(.01)	(2.75)
Less distributions from:
Net realized gains	—	—	—	—	(.86)
Total distributions	—	—	—	—	(.86)
Net asset value, end of period	$8.42	$6.72	$6.96	$6.39	$6.40

Total Return[c]	25.30%	(3.45%)	8.92%	(0.16%)	(29.36%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,856	$2,873	$4,590	$5,740	$7,394
Ratios to average net assets:
Net investment loss	(0.71%)	(0.97%)	(0.31%)	(0.66%)	(0.95%)
Total expenses[d]	3.14%	2.46%	2.48%	2.79%	2.47%
Net expenses[e]	2.11%	2.10%	2.10%	2.10%	2.10%
Portfolio turnover rate	184%	158%	190%	134%	198%

60 | the GUGGENHEIM FUNDS annual report	See Notes to Financial Statements.

LARGE CAP CONCENTRATED GROWTH FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
C-Class	2012	2011	2010	2009	2008
Per Share Data
Net asset value, beginning of period	$6.75	$6.99	$6.41	$6.42	$10.04
Income (loss) from investment operations:
Net investment loss[a]	(.06)	(.08)	(.02)	(.03)	(.08)
Net gain (loss) on investments
(realized and unrealized)	1.77	(.16)	.60	.02	(2.68)
Total from investment operations	1.71	(.24)	.58	(.01)	(2.76)
Less distributions from:
Net realized gains	—	—	—	—	(.86)
Total distributions	—	—	—	—	(.86)
Net asset value, end of period	$8.46	$6.75	$6.99	$6.41	$6.42

Total Return[c]	25.33%	(3.43%)	9.05%	(0.16%)	(29.37%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,064	$2,758	$3,296	$3,742	$5,501
Ratios to average net assets:
Net investment loss	(0.71%)	(0.97%)	(0.27%)	(0.66%)	(0.92%)
Total expenses[d]	2.57%	2.46%	2.48%	2.78%	2.46%
Net expenses[e]	2.11%	2.10%	2.10%	2.10%	2.10%
Portfolio turnover rate	184%	158%	190%	134%	198%

	Period Ended
	September 30,
Institutional Class	2012 [f]
Per Share Data
Net asset value, beginning of period	$9.19
Income (loss) from investment operations:
Net investment income[a]	.01
Net gain on investments
(realized and unrealized)	.15
Total from investment operations	.16
Net asset value, end of period	$9.35

Total Return[c]	1.74%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10
Ratios to average net assets:
Net investment income	0.26%
Total expenses[d]	1.40%
Net expenses[e]	1.08%
Portfolio turnover rate	184%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Less than $0.01 per share.
[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	Since commencement of operations: March 1, 2012. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized. The portfolio turn-over rate stated is for the entire fiscal year of the Fund, not since commencement of operations of the Class.

See Notes to Financial Statements.	the GUGGENHEIM FUNDS annual report | 61

MANAGER’S COMMENTARY (Unaudited)	September 30, 2012

To Our Shareholders:

For the 12-month period ended September 30, 2012, the MSCI EAFE Equal Weight Fund returned 8.82%1, while the Fund’s benchmark, the MSCI EAFE Equal Weighted Index, returned 9.49%.

The strategy provides broad exposure to the companies in the MSCI EAFE Equal Weighted Index, which represents the equity markets of developed countries in Europe, Australasia and the Far East. The Fund seeks performance that corresponds, before fees and expenses, to the price and yield performance of the MSCI EAFE Equal Weighted Index. The index weights the issuers in the MSCI EAFE Index (the cap-weighted version of the index) the same weight on the rebalancing date. Between two rebalancings, the weight of securities in the equal weighted index will deviate from equal weight based on the performance of each security.

The sectors contributing most to Fund performance over the past 12 months were the Financials and Industrials sectors. The Utilities and Information Technology sectors were leading detractors from return.

The holdings contributing most to the portfolio performance over the period were iShares MSCI EAFE Index Fund, the Goodman Group and Vanguard MSCI EAFE ETF.

The holdings detracting most from portfolio performance over the period were Elpida Memory, Inc., BANKIA SA and Hellenic Telecommunications Organization SA.

Thank you for investing in the Fund.

Sincerely,

Michael Byrum, CFA, Portfolio Manager

Performance displayed represents past performance which is no guarantee of future results.

1 Performance figures are based on A-Class shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares. Fee waivers and/or reimbursements reduce Fund expenses and in the absence of such waivers, the performance quoted would be reduced.

This Fund may not be suitable for all investors. • Investments in securities, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the fund may lose money. • Unlike many investment companies, the fund is not actively “managed.” This means that, based on market and economic conditions, the fund’s performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline. • Non-correlation risk refers to the risk that the advisor may not be able to cause the fund’s performance to match or correlate to that of the fund’s underlying index, either on a daily or aggregate basis. Non-correlation risk may cause the fund’s performance to be less than you expect. • The fund’s investment in foreign instruments may be volatile due to the impact of diplomatic, political or economic developments on the country in question. Additionally, the fund’s exposure to foreign currencies subjects the fund to the risk that those currencies will decline in value relative to the U.S. dollar. • The Fund may use futures contracts, which may be more volatile than direct investments in underlying securities, involve additional expenses and may involve a small initial investment relative to the risk assumed • The fund’s underlying index may be composed primarily of, or have significant exposure to, securities in a particular capitalization range, e.g., large-, mid- or small-cap securities. As a result, the fund may be subject to the risk that the predominant capitalization range represented in the underlying index may underperform other segments of the equity market or the equity market as a whole. See the prospectus for more details.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

62 | the GUGGENHEIM FUNDS annual report

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2012

MSCI EAFE EQUAL WEIGHT Fund

OBJECTIVE: Seeks performance that corresponds, before fees and expenses, to the price and yield performance of the MSCI EAFE Equal Weighted Index (the “Underlying Index”).

Cumulative Fund Performance*

** The MSCI EAFE Equal Weighted Index-Blended uses performance data for the MSCI World Index from 09/30/02 to 04/28/11, and the MSCI EAFE Equal Weight Index from 04/29/11 to 09/30/12.

Average Annual Returns*

Periods Ended 09/30/12

	1 Year	5 Year	10 Year
A-Class Shares	8.82%	-4.97%	6.78%
A-Class Shares with sales charge†	3.69%	-6.09%	6.14%
B-Class Shares	9.07%	-4.73%	6.75%
B-Class Shares with CDSC‡	4.07%	-4.97%	6.75%
C-Class Shares	8.16%	-5.67%	5.99%
C-Class Shares with CDSC§	7.16%	-5.67%	5.99%
MSCI EAFE Equal Weighted
Index	9.49%	N/A	N/A
MSCI EAFE Equal Weighted Index -
Blended	9.46%	-3.90%	7.33%

		Since Inception
	1 Year	(05/02/11)
Institutional Class Shares	8.17%	-10.99%
MSCI EAFE Equal Weighted
Index	9.49%	-9.54%

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	October 1, 1993
B-Class	October 19, 1993
C-Class	January 29, 1999
Institutional Class	May 2, 2011

Ten Largest Holdings (% of Total Net Assets)
Vanguard MSCI EAFE ETF	4.9%
iShares MSCI Japan Index Fund	0.8%
Nippon Steel & Sumitomo Metal Corp.	0.2%
JGC Corp.	0.2%
Chiyoda Corp.	0.1%
Credit Agricole S.A.	0.1%
Bank Leumi Le-Israel BM	0.1%
Randgold Resources Ltd.	0.1%
Galaxy Entertainment Group Ltd.	0.1%
Daihatsu Motor Company Ltd.	0.1%
Top Ten Total	6.7%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The MSCI EAFE Equal Weighted Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
†	Effective February 22, 2011, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the 5 Year and 10 Year Average Annual Returns (based on subscriptions made prior to February 22, 2011), and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after February 22, 2011.
‡	Fund returns include a CDSC of up to 5% if redeemed within 5 years of purchase.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 63

SCHEDULE OF INVESTMENTS	September 30, 2012
MSCI EAFE EQUAL WEIGHT FUND

	Shares	Value
COMMON STOCKS† - 93.7%

Financials - 21.6%
Credit Agricole S.A.*	12,682	$87,517
Bank Leumi Le-Israel BM*	30,054	83,996
New World Development Company Ltd.	53,000	82,157
Hulic Company Ltd.*	13,340	80,694
Mitsui Fudosan Company Ltd.	4,000	80,123
United Overseas Bank Ltd.	4,990	79,897
Pohjola Bank plc — Class A	6,065	79,813
Bank Hapoalim BM*	22,375	79,667
Sumitomo Realty & Development
Company Ltd.	3,000	79,662
Natixis	25,294	79,637
Royal Bank of Scotland Group plc*	19,183	79,555
Henderson Land Development
Company Ltd.	10,990	79,086
Lloyds Banking Group plc*	126,140	79,070
Barclays plc	22,731	78,822
Aberdeen Asset Management plc	15,641	78,551
Deutsche Bank AG	1,975	78,033
Wendel S.A.	922	77,846
Wheelock & Company Ltd.	17,980	77,563
Man Group plc	58,357	77,533
Mediobanca SpA	14,489	77,422
Sino Land Company Ltd.	41,400	77,418
Aeon Credit Service Company Ltd.	3,590	77,293
Bankia S.A.*	46,242	77,253
Mapfre S.A.	28,179	77,206
Delta Lloyd N.V.	5,060	77,154
Mizrahi Tefahot Bank Ltd.*	8,695	77,121
Mitsubishi Estate Company Ltd.	4,000	76,586
Commerzbank AG*	42,905	76,586
City Developments Ltd.	7,990	76,434
Wharf Holdings Ltd.	10,990	76,323
Shinsei Bank Ltd.	58,920	76,264
Bank of Kyoto Ltd.	9,000	76,239
Skandinaviska Enskilda Banken
AB — Class A	9,081	76,043
Oversea-Chinese Banking Corporation Ltd.	9,990	76,030
Erste Group Bank AG*	3,403	75,941
IMMOFINANZ AG	20,881	75,753
Link REIT	15,980	75,737
Seven Bank Ltd.	24,800	75,642
KBC Groep N.V.	3,152	75,625
Hong Kong Exchanges and Clearing Ltd.	5,000	75,572
Nippon Building Fund, Inc.	7	75,445
Japan Prime Realty Investment Corp.	25	75,356
Nomura Real Estate Office Fund,
Inc. — Class A	12	75,279
CapitaLand Ltd.	29,000	75,145
Credit Suisse Group AG	3,543	75,086
Tokyu Land Corp.	14,000	74,997
UOL Group Ltd.	15,980	74,611
Gjensidige Forsikring ASA	5,375	74,543
BNP Paribas S.A.	1,567	74,469
NKSJ Holdings, Inc.	3,800	74,413
Sumitomo Mitsui Trust Holdings, Inc.	24,980	74,271
Singapore Exchange Ltd.	13,000	74,151
UBS AG	6,089	74,137
Schroders plc	3,027	74,130
Sampo Oyj — Class A	2,382	74,109
Unione di Banche Italiane SCPA	20,023	74,004
ING Groep N.V.*	9,360	73,963
3i Group plc	20,570	73,919
GAM Holding AG	5,674	73,911
Partners Group Holding AG	355	73,876
Dai-ichi Life Insurance Company Ltd.	65	73,806
AIA Group Ltd.	19,780	73,722
Global Logistic Properties Ltd.	35,950	73,527
Hang Seng Bank Ltd.	4,790	73,449
Baloise Holding AG	934	73,446
Aeon Mall Company Ltd.	3,000	73,433
Allianz AG	617	73,416
Swire Pacific Ltd. — Class A	5,990	73,387
Deutsche Boerse AG	1,326	73,385
Ageas	3,058	73,331
Cheung Kong Holdings Ltd.	5,000	73,316
Sun Hung Kai Properties Ltd.	5,000	73,252
Kerry Properties Ltd.	14,480	73,202
Societe Generale S.A.*	2,577	73,189
Fukuoka Financial Group, Inc.	18,000	73,126
Banco Bilbao Vizcaya Argentaria S.A.	9,299	73,051
Swedbank AB — Class A	3,888	73,047
Exor SpA	2,904	73,035
Svenska Handelsbanken AB — Class A	1,949	73,027
Industrivarden AB — Class C	5,091	72,860
Hysan Development Company Ltd.	15,980	72,748
Groupe Bruxelles Lambert S.A.	980	72,730
MS&AD Insurance Group Holdings	4,200	72,718
DNB ASA	5,923	72,631
Fonciere Des Regions	966	72,621
Daiwa House Industry Company Ltd.	5,000	72,600
Swiss Life Holding AG	610	72,584
Ascendas Real Estate Investment Trust	36,950	72,562
Mirvac Group	48,883	72,509
CNP Assurances	5,543	72,408
Macquarie Group Ltd.	2,452	72,386
ORIX Corp.	720	72,341
CapitaMall Trust	43,950	72,341
Banco Santander S.A.*	9,713	72,334
Daiwa Securities Group, Inc.	19,000	72,318
Keppel Land Ltd.	25,000	72,317
Muenchener Rueckversicherungs AG	463	72,293
Stockland	20,861	72,274
Nordea Bank AB	7,307	72,257
Klepierre	2,057	72,140
Hachijuni Bank Ltd.	13,000	72,139
Sony Financial Holdings, Inc.	4,200	72,018
Danske Bank A/S*	3,990	72,011
SCOR SE	2,792	71,993
Gecina S.A.	703	71,967
Nishi-Nippon City Bank Ltd.	31,000	71,908
Hannover Rueckversicherung AG	1,125	71,889
Nomura Holdings, Inc.	20,100	71,869
Investor AB — Class B	3,262	71,815

64 | the GUGGENHEIM FUNDS annual report	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2012
MSCI EAFE EQUAL WEIGHT FUND

	Shares	Value
Banco Popolare SC*	47,879	$71,682
Shizuoka Bank Ltd.	7,000	71,678
Tokio Marine Holdings, Inc.	2,800	71,552
UniCredit SpA*	17,219	71,518
Julius Baer Group Ltd.	2,050	71,501
Banco Espirito Santo S.A.*	98,191	71,421
Insurance Australia Group Ltd.	15,746	71,376
Tryg A/S	1,098	71,336
Bank of Yokohama Ltd.	15,000	71,319
HSBC Holdings plc	7,692	71,177
Standard Life plc	16,153	71,084
ICADE	870	70,884
Prudential plc	5,475	70,840
NTT Urban Development Corp.	87	70,688
Old Mutual plc	25,781	70,669
Japan Real Estate Investment Corp.	7	70,511
Chugoku Bank Ltd.	5,000	70,486
Resona Holdings, Inc.	17,180	70,455
Aozora Bank Ltd.	23,000	70,447
Daito Trust Construction Company Ltd.	700	70,422
T&D Holdings, Inc.	6,500	70,390
Swiss Re AG	1,095	70,387
Pargesa Holding S.A.	1,062	70,355
DBS Group Holdings Ltd.	6,000	70,354
Wing Hang Bank Ltd.	7,490	70,321
Raiffeisen Bank International AG	1,939	70,232
Zurich Insurance Group AG	282	70,229
Assicurazioni Generali SpA	4,883	70,219
Nomura Real Estate Holdings, Inc.	3,990	70,156
Suncorp Group Ltd.	7,302	69,986
Legal & General Group plc	32,887	69,973
Aegon N.V.	13,448	69,906
Credit Saison Company Ltd.	2,890	69,889
CapitaMalls Asia Ltd.	51,940	69,833
Eurazeo	1,524	69,820
Chiba Bank Ltd.	12,000	69,819
Bank of East Asia Ltd.	18,580	69,728
Westfield Group	6,616	69,725
Japan Retail Fund Investment Corp.	39	69,723
First Pacific Company Ltd.	64,123	69,712
Hang Lung Group Ltd.	10,990	69,661
Commonwealth Bank of Australia	1,204	69,651
SBI Holdings, Inc.	10,800	69,619
Hammerson plc	9,528	69,355
Mitsubishi UFJ Financial Group, Inc.	14,780	69,326
AXA S.A.	4,652	69,288
Investment AB Kinnevik — Class B	3,335	69,258
Banco de Sabadell S.A.	25,763	69,196
Investec plc	11,153	68,832
Sumitomo Mitsui Financial Group, Inc.	2,200	68,794
Goodman Group	16,710	68,639
National Australia Bank Ltd.	2,594	68,587
Vienna Insurance Group AG Wiener
Versicherung Gruppe	1,617	68,574
ICAP plc	13,232	68,568
Joyo Bank Ltd.	14,000	68,538
Resolution Ltd.	19,541	68,486
Standard Chartered plc	3,030	68,480
Corio N.V.	1,610	68,453
Mizuho Financial Group, Inc.	42,050	68,440
Hang Lung Properties Ltd.	20,000	68,351
BOC Hong Kong Holdings Ltd.	21,470	68,252
Swiss Prime Site AG	825	68,164
Suruga Bank Ltd.	6,000	68,051
CaixaBank	18,095	68,041
Westfield Retail Trust	22,665	67,944
Westpac Banking Corp.	2,634	67,896
Capital Shopping Centres Group plc	12,836	67,780
Centro Retail Australia	31,192	67,622
QBE Insurance Group Ltd.	5,031	67,581
Aviva plc	13,131	67,536
RSA Insurance Group plc	37,842	67,443
Australia & New Zealand Banking
Group Ltd.	2,626	67,417
Banque Cantonale Vaudoise	130	67,391
CFS Retail Property Trust Group	33,591	67,248
British Land Company plc	7,983	67,207
Land Securities Group plc	5,468	67,175
London Stock Exchange Group plc	4,412	67,129
Dexus Property Group	67,878	66,889
Segro plc	18,277	66,888
Banco Popular Espanol S.A.	30,549	66,779
Ratos AB — Class B	7,540	66,525
Unibail-Rodamco SE	332	66,174
Gunma Bank Ltd.	13,000	66,141
ASX Ltd.	2,155	66,100
AMP Ltd.	14,687	65,966
Bendigo and Adelaide Bank Ltd.	8,271	65,890
Iyo Bank Ltd.	8,000	65,206
Government Properties Trust, Inc.	18,451	65,073
Lend Lease Group	7,988	65,044
Yamaguchi Financial Group, Inc.	8,000	64,796
Mitsubishi UFJ Lease & Finance
Company Ltd.	1,530	64,510
Banca Monte dei Paschi di Siena SpA*	222,372	64,470
Intesa Sanpaolo SpA	41,180	62,605
Admiral Group plc	3,649	61,970
Intesa Sanpaolo SpA	3,811	4,927
Hokuhoku Financial Group, Inc.	960	1,489
Total Financials		14,644,625
Industrials - 18.5%
JGC Corp.	3,000	100,155
Chiyoda Corp.	5,990	93,194
Delek Group Ltd.*	491	81,910
Kubota Corp.	8,000	80,993
FANUC Corp.	500	80,611
SMC Corp.	500	80,611
Fraser and Neave Ltd.	10,980	79,449
Bureau Veritas S.A.	767	78,774
Mabuchi Motor Company Ltd.	1,700	77,777
Hutchison Whampoa Ltd.	8,000	77,585
Societe BIC S.A.	636	76,845
Kone Oyj — Class B	1,109	76,746
GEA Group AG	2,531	76,582
Abertis Infraestructuras S.A.	5,148	75,749

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 65

SCHEDULE OF INVESTMENTS (continued)	September 30, 2012
MSCI EAFE EQUAL WEIGHT FUND

	Shares	Value
Koninklijke Vopak N.V.	1,076	$75,554
Balfour Beatty plc	15,400	75,477
Keikyu Corp.	8,000	75,458
Ryanair Holdings plc ADR*	2,327	75,045
Singapore Technologies Engineering Ltd.	26,000	74,998
Atlantia SpA	4,831	74,996
Capita plc	5,999	74,957
Volvo AB — Class B	5,321	74,613
Deutsche Lufthansa AG	5,499	74,554
Ferrovial S.A.	5,729	74,544
Kamigumi Company Ltd.	9,000	74,510
Noble Group Ltd.	68,950	74,442
Keppel Corporation Ltd.	7,990	74,221
LIXIL Group Corp.	3,100	73,974
ComfortDelGro Corporation Ltd.	52,930	73,968
IMI plc	5,086	73,854
Andritz AG	1,304	73,851
SembCorp Industries Ltd.	15,980	73,830
Makita Corp.	1,900	73,779
Brenntag AG	576	73,726
Sulzer AG	506	73,715
Odakyu Electric Railway Company Ltd.	7,000	73,651
ABB Ltd.	3,926	73,643
Mitsubishi Heavy Industries Ltd.	16,980	73,552
Koninklijke Boskalis Westminster N.V.	2,034	73,529
Legrand S.A.	1,946	73,349
Asahi Glass Company Ltd.	11,000	73,305
Prysmian SpA	4,108	73,275
Secom Company Ltd.	1,400	73,023
Obayashi Corp.	16,000	72,998
East Japan Railway Co.	1,100	72,882
Weir Group plc	2,554	72,854
SembCorp Marine Ltd.	17,980	72,815
ACS Actividades de Construccion y
Servicios S.A.	3,533	72,780
Wolseley plc	1,704	72,677
Hopewell Holdings Ltd.	21,000	72,581
Wartsila Oyj Abp	2,094	72,522
Toyota Tsusho Corp.	3,390	72,509
Keisei Electric Railway Company Ltd.	8,000	72,280
Scania AB — Class B	3,929	72,083
Assa Abloy AB — Class B	2,220	72,061
Alfa Laval AB	3,974	72,061
MTR Corporation Ltd.	18,980	71,964
Siemens AG	721	71,910
NGK Insulators Ltd.	6,000	71,895
Experian plc	4,323	71,812
Adecco S.A.	1,508	71,775
Taisei Corp.	25,000	71,767
Serco Group plc	7,636	71,435
Mitsubishi Logistics Corp.	6,000	71,434
Babcock International Group plc	4,770	71,345
Finmeccanica SpA*	15,004	71,265
International Consolidated Airlines
Group S.A.*	29,629	71,203
Skanska AB — Class B	4,399	71,195
GS Yuasa Corp.	17,000	70,806
Shimizu Corp.	21,000	70,780
BAE Systems plc	13,490	70,777
NWS Holdings Ltd.	44,000	70,703
G4S plc	16,456	70,558
Geberit AG	324	70,457
Brambles Ltd.	9,675	70,451
Rolls-Royce Holdings plc	5,175	70,426
Zardoya Otis S.A.	5,985	70,376
Central Japan Railway Co.	800	70,332
SKF AB — Class B	3,258	70,288
Safran S.A.	1,954	70,273
DSV A/S	3,124	70,221
Marubeni Corp.	11,000	70,204
Orkla ASA	9,242	70,192
Rexel S.A.	3,487	70,175
Melrose plc	17,948	70,146
Edenred	2,494	70,078
Singapore Airlines Ltd.	8,000	70,011
Neptune Orient Lines Ltd.*	76,000	69,979
Tobu Railway Company Ltd.	13,000	69,973
Thales S.A.	2,037	69,959
Intertek Group plc	1,582	69,951
Auckland International Airport Ltd.	32,192	69,905
SGS S.A.	34	69,850
Fraport AG Frankfurt Airport Services Worldwide	1,207	69,808
Aggreko plc	1,868	69,720
Cobham plc	19,479	69,684
Qantas Airways Ltd.*	55,044	69,658
Hutchison Port Holdings Trust	96,000	69,600
Bunzl plc	3,890	69,580
Randstad Holding N.V.	2,092	69,536
Cie de St.-Gobain	1,975	69,378
Kinden Corp.	11,000	69,358
Meggitt plc	10,857	69,196
IHI Corp.	31,000	69,127
Orient Overseas International Ltd.	12,490	68,860
Deutsche Post AG	3,525	68,856
Smiths Group plc	4,114	68,805
Kurita Water Industries Ltd.	3,100	68,690
Sumitomo Corp.	5,090	68,689
Yangzijiang Shipbuilding Holdings Ltd.	85,940	68,627
Koninklijke Philips Electronics N.V.	2,936	68,500
West Japan Railway Co.	1,600	68,384
Nippon Express Company Ltd.	18,000	68,281
Kuehne + Nagel International AG	604	68,209
Zodiac Aerospace	697	68,056
Nabtesco Corp.	3,700	67,950
Keio Corp.	9,000	67,935
Transurban Group	10,881	67,721
Cosco Corporation Singapore Ltd.	86,000	67,624
Sandvik AB	4,981	67,608
Mitsui & Company Ltd.	4,800	67,543
Metso Oyj	1,886	67,403
Ushio, Inc.	5,600	67,318
MAN SE	735	67,299
Securitas AB — Class B	8,969	67,294
Alstom S.A.	1,917	67,218
Sydney Airport	20,470	67,097
Invensys plc	17,748	67,044

66 | the GUGGENHEIM FUNDS annual report	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2012
MSCI EAFE EQUAL WEIGHT FUND

	Shares	Value
Tokyu Corp.	14,000	$66,923
ITOCHU Corp.	6,600	66,905
Japan Steel Works Ltd.	12,000	66,897
Hochtief AG*	1,425	66,768
Cathay Pacific Airways Ltd.	40,970	66,680
Kintetsu Corp.	17,000	66,667
Vinci S.A.	1,561	66,490
Toll Holdings Ltd.	14,524	66,439
Aeroports de Paris	833	66,434
Leighton Holdings Ltd.	3,842	66,235
TOTO Ltd.	9,000	66,205
Furukawa Electric Company Ltd.*	35,000	65,936
Nidec Corp.	900	65,859
Amada Company Ltd.	15,000	65,744
Hino Motors Ltd.	10,000	65,488
Mitsubishi Corp.	3,600	65,467
Kajima Corp.	23,970	65,431
Fuji Electric Company Ltd.	32,000	65,206
Groupe Eurotunnel S.A.	9,255	65,201
Sumitomo Heavy Industries Ltd.	19,000	65,013
Komatsu Ltd.	3,300	65,002
Fiat Industrial SpA	6,647	64,962
Hankyu Hanshin Holdings, Inc.	12,000	64,898
Daikin Industries Ltd.	2,500	64,815
Yamato Holdings Company Ltd.	4,090	64,786
Schneider Electric S.A.	1,094	64,749
Asciano Ltd.	14,240	64,549
THK Company Ltd.	4,200	64,483
QR National Ltd.	18,195	64,359
Kawasaki Kisen Kaisha Ltd.*	50,980	64,027
Toppan Printing Company Ltd.	11,000	63,860
NSK Ltd.	11,000	63,860
TNT Express N.V.	6,059	63,272
Hitachi Construction Machinery Company Ltd.	3,900	63,126
All Nippon Airways Company Ltd.	30,000	63,053
Mitsui OSK Lines Ltd.	27,000	62,976
Dai Nippon Printing Company Ltd.	9,000	62,745
ALS Ltd.	7,006	62,426
JTEKT Corp.	7,890	62,388
NTN Corp.	31,000	62,373
Sumitomo Electric Industries Ltd.	5,890	62,274
Sojitz Corp.	47,600	61,612
Vallourec S.A.	1,452	61,484
Bouygues S.A.	2,469	60,285
Kawasaki Heavy Industries Ltd.	30,000	59,592
Mitsubishi Electric Corp.	8,000	59,054
European Aeronautic Defence and
Space Company N.V.	1,817	57,593
Nippon Yusen K.K.	32,000	56,594
AP Moeller - Maersk A/S — Class B	7	50,099
Schindler Holding AG - Participation Certificate	402	49,416
Atlas Copco AB — Class A	2,019	47,124
Atlas Copco AB — Class B	1,173	24,538
Schindler Holding AG	178	21,975
AP Moeller - Maersk A/S — Class A	3	20,334
Nippon Sheet Glass Company Ltd.	980	691
Total Industrials		12,534,366
Consumer Discretionary - 12.6%
Galaxy Entertainment Group Ltd.*	24,960	83,693
Daihatsu Motor Company Ltd.	5,000	83,430
Sekisui House Ltd.	8,000	79,457
Oriental Land Company Ltd.	600	79,047
Yue Yuen Industrial Holdings Ltd.	23,480	79,032
J Front Retailing Company Ltd.	14,000	78,585
Jardine Cycle & Carriage Ltd.	2,000	78,388
TUI Travel plc	20,570	77,704
Inditex S.A.	621	77,115
Wynn Macau Ltd.	27,980	75,596
ABC-Mart, Inc.	1,700	75,163
Fuji Heavy Industries Ltd.	9,000	74,740
Autogrill SpA	7,864	74,734
Whitbread plc	2,041	74,694
Rinnai Corp.	1,000	74,587
Toho Company Ltd.	4,000	73,561
Cie Generale des Etablissements
Michelin — Class B	937	73,404
Singapore Press Holdings Ltd.	22,000	72,960
Carnival plc	1,979	72,905
Shimano, Inc.	1,000	72,792
Namco Bandai Holdings, Inc.	4,290	72,682
ITV plc	50,889	72,582
Sekisui Chemical Company Ltd.	9,000	72,549
Publicis Groupe S.A.	1,295	72,476
Electrolux AB	2,916	71,922
Husqvarna AB — Class B	14,074	71,805
Reed Elsevier N.V.	5,362	71,698
Kabel Deutschland Holding AG*	1,005	71,692
SJM Holdings Ltd.	32,970	71,688
Sands China Ltd.	19,170	71,571
Adidas AG	872	71,541
Asics Corp.	5,290	71,388
McDonald’s Holdings Company Japan Ltd.	2,500	71,223
Wolters Kluwer N.V.	3,785	71,162
Reed Elsevier plc	7,431	70,957
MGM China Holdings Ltd.	40,930	70,838
Eutelsat Communications S.A.	2,198	70,658
Rakuten, Inc.	6,922	70,524
InterContinental Hotels Group plc	2,689	70,280
SKYCITY Entertainment Group Ltd.	22,432	70,277
Genting Singapore plc	62,950	70,273
SES S.A.	2,579	70,147
Shimamura Company Ltd.	600	69,896
Suzuki Motor Corp.	3,600	69,896
Sankyo Company Ltd.	1,500	69,877
Fast Retailing Company Ltd.	300	69,781
Shangri-La Asia Ltd.	35,970	69,768
WPP plc	5,135	69,757
Nokian Renkaat Oyj	1,713	69,674
Sony Corp.	5,900	69,488
Hakuhodo DY Holdings, Inc.	1,030	69,432
Pearson plc	3,553	69,345
Nikon Corp.	2,500	68,820
Takashimaya Company Ltd.	10,000	68,692
Dentsu, Inc.	2,700	68,512
Accor S.A.	2,047	68,277

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 67

SCHEDULE OF INVESTMENTS (continued)	September 30, 2012
MSCI EAFE EQUAL WEIGHT FUND

	Shares	Value
Marks & Spencer Group plc	11,839	$68,173
Sanrio Company Ltd.	1,900	68,106
Crown Ltd.	7,214	68,095
GKN plc	19,621	68,037
Jupiter Telecommunications Company Ltd.	67	68,005
JCDecaux S.A.	2,989	67,835
Benesse Holdings, Inc.	1,400	67,820
USS Company Ltd.	640	67,666
Isuzu Motors Ltd.	14,000	67,641
British Sky Broadcasting Group plc	5,622	67,479
Peugeot S.A.*	8,536	67,463
Bridgestone Corp.	2,900	67,269
Toyota Industries Corp.	2,400	67,205
Renault S.A.	1,431	67,159
Compass Group plc	6,062	66,888
Stanley Electric Company Ltd.	4,500	66,667
Isetan Mitsukoshi Holdings Ltd.	6,390	66,660
Next plc	1,196	66,591
Luxottica Group SpA	1,881	66,547
Sumitomo Rubber Industries Ltd.	5,590	66,409
Kingfisher plc	15,562	66,373
Mitsubishi Motors Corp.*	71,930	66,371
Toyota Motor Corp.	1,700	66,231
Cie Financiere Richemont S.A.	1,103	66,151
Fiat SpA*	12,392	66,120
Toyoda Gosei Company Ltd.	3,300	66,102
PPR	430	65,980
Lagardere SCA	2,413	65,911
Pirelli & C. SpA	6,117	65,875
Casio Computer Company Ltd.	9,290	65,838
Continental AG	672	65,805
Yamaha Motor Company Ltd.	7,500	65,552
Mazda Motor Corp.*	56,000	65,308
Hennes & Mauritz AB — Class B	1,875	65,145
Tatts Group Ltd.	23,146	65,065
Li & Fung Ltd.	41,960	65,044
Nitori Holdings Company Ltd.	700	65,039
Modern Times Group AB — Class B	1,465	64,706
Axel Springer AG	1,489	64,524
Honda Motor Company Ltd.	2,100	64,510
Sodexo	856	64,452
Hugo Boss AG	730	64,261
Tabcorp Holdings Ltd.	22,432	64,221
Echo Entertainment Group Ltd.	16,134	64,098
Panasonic Corp.	9,690	64,078
NOK Corp.	4,000	64,027
Lifestyle International Holdings Ltd.	30,970	63,984
Marui Group Company Ltd.	9,000	63,783
Daimler AG — Class D	1,306	63,215
NGK Spark Plug Company Ltd.	6,000	63,130
Mediaset SpA	33,500	62,897
Denso Corp.	2,000	62,822
Fairfax Media Ltd.	145,562	62,661
Sega Sammy Holdings, Inc.	3,300	62,634
Christian Dior S.A.	465	62,386
Yamaha Corp.	6,690	62,073
Sharp Corp.	25,000	61,835
LVMH Moet Hennessy Louis Vuitton S.A.	409	61,496
Harvey Norman Holdings Ltd.	30,466	61,308
Nissan Motor Company Ltd.	7,190	61,276
Aisin Seiki Company Ltd.	2,100	59,746
Toyota Boshoku Corp.	5,690	59,066
Bayerische Motoren Werke AG	807	59,020
Yamada Denki Company Ltd.	1,340	58,817
Koito Manufacturing Company Ltd.	5,000	57,798
NHK Spring Company Ltd.	6,700	57,529
OPAP S.A.	10,465	53,794
Swatch Group AG	132	52,665
Burberry Group plc	3,154	50,916
Swatch Group AG/REG	186	12,925
Volkswagen AG	65	10,876
Total Consumer Discretionary		8,525,889
Materials - 10.4%
Nippon Steel & Sumitomo Metal Corp.	64,311	131,868
Randgold Resources Ltd.	682	83,839
Lynas Corporation Ltd.*	99,247	81,329
Fresnillo plc	2,713	81,156
Imerys S.A.	1,379	80,916
Alumina Ltd.	89,730	79,115
Vedanta Resources plc	4,751	78,845
Israel Corporation Ltd.*	124	78,744
Kansai Paint Company Ltd.	7,000	77,597
Antofagasta plc	3,794	77,234
Lafarge S.A.	1,432	77,125
Sumitomo Metal Mining Company Ltd.	6,000	75,740
Kazakhmys plc	6,775	75,685
Mitsubishi Materials Corp.	24,000	75,663
Maruichi Steel Tube Ltd.	3,500	74,907
Boliden AB	4,469	74,505
Nisshin Steel Company Ltd.	69,000	74,279
Umicore S.A.	1,421	74,278
Newcrest Mining Ltd.	2,453	74,146
Lanxess AG	892	73,970
Linde AG	429	73,875
Air Water, Inc.	6,000	73,510
Arkema S.A.	785	73,501
Boral Ltd.	18,451	73,494
Fletcher Building Ltd.	12,721	73,487
Norsk Hydro ASA	15,678	73,452
Teijin Ltd.	30,000	73,433
Syngenta AG	196	73,260
Evraz plc	18,363	73,161
Shin-Etsu Chemical Company Ltd.	1,300	73,138
BASF SE	866	73,061
Israel Chemicals Ltd.*	6,008	72,840
Holmen AB — Class B	2,651	72,450
CRH plc	3,751	72,306
Nitto Denko Corp.	1,500	71,511
Sika AG	35	71,384
Koninklijke DSM N.V.	1,431	71,352
Amcor Ltd.	8,852	71,253
Rexam plc	10,101	70,900
Croda International plc	1,808	70,750
Xstrata plc	4,573	70,686
Sims Metal Management Ltd.	7,112	70,674
Air Liquide S.A.	570	70,650

68 | the GUGGENHEIM FUNDS annual report	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2012
MSCI EAFE EQUAL WEIGHT FUND

	Shares	Value
Holcim Ltd.	1,107	$70,511
Johnson Matthey plc	1,807	70,361
Solvay S.A.	607	70,252
Rio Tinto Ltd.	1,266	70,073
Rio Tinto plc	1,501	69,895
ThyssenKrupp AG	3,287	69,867
Voestalpine AG	2,334	69,857
Yara International ASA	1,385	69,385
Acerinox S.A.	6,183	69,335
Novozymes A/S — Class B	2,515	69,321
James Hardie Industries SE	7,670	69,217
BHP Billiton plc	2,223	69,064
UPM-Kymmene Oyj	6,086	68,787
Taiyo Nippon Sanso Corp.	13,000	68,474
HeidelbergCement AG	1,306	68,426
Stora Enso Oyj — Class R	11,010	68,396
OZ Minerals Ltd.	9,762	68,351
Givaudan S.A.	72	68,332
Salzgitter AG	1,762	68,078
Orica Ltd.	2,637	68,028
Yamato Kogyo Company Ltd.	2,300	67,883
BHP Billiton Ltd.	1,979	67,824
Kobe Steel Ltd.*	84,960	67,506
Anglo American plc	2,302	67,505
Iluka Resources Ltd.	6,544	67,405
JFE Holdings, Inc.	5,100	67,320
Akzo Nobel N.V.	1,190	67,273
Eurasian Natural Resources Corp. plc	13,481	67,182
Asahi Kasei Corp.	13,000	67,141
Kuraray Company Ltd.	5,890	66,954
K+S AG	1,359	66,828
Wacker Chemie AG	1,040	66,772
Taiheiyo Cement Corp.	31,000	66,744
Incitec Pivot Ltd.	21,547	66,604
Daicel Corp.	11,000	65,975
JSR Corp.	4,000	65,616
Toyo Seikan Kaisha Ltd.	6,090	65,169
Toray Industries, Inc.	11,000	65,129
Mitsubishi Chemical Holdings Corp.	16,990	65,103
ArcelorMittal	4,475	64,179
Oji Holdings Corp.	21,000	64,052
Sumitomo Chemical Company Ltd.	25,000	63,758
Mitsui Chemicals, Inc.	32,000	62,745
Kaneka Corp.	13,000	62,643
Ube Industries Ltd.	29,000	62,438
Hitachi Metals Ltd.	7,000	62,438
SSAB AB — Class A	8,781	62,394
Hitachi Chemical Company Ltd.	4,600	62,194
Denki Kagaku Kogyo K.K.	20,000	62,027
Showa Denko K.K.	39,000	61,976
Glencore International plc	11,185	61,951
Nippon Paper Group, Inc.	5,200	61,376
Lonmin plc	6,818	61,306
Fortescue Metals Group Ltd.	16,796	60,804
Daido Steel Company Ltd.	13,000	60,477
Mitsubishi Gas Chemical Company, Inc.	12,000	60,285
Tosoh Corp.	30,980	58,760
Total Materials		7,032,815
CONSUMER STAPLES - 7.0%
Kikkoman Corp.	6,000	82,046
Yamazaki Baking Company Ltd.	6,000	80,354
Kirin Holdings Company Ltd.	6,000	80,277
Ajinomoto Company, Inc.	4,990	78,275
Nippon Meat Packers, Inc.	6,000	77,047
Yakult Honsha Company Ltd.	1,600	75,868
Toyo Suisan Kaisha Ltd.	3,000	75,048
MEIJI Holdings Company Ltd.	1,500	74,491
Kerry Group plc — Class A	1,440	73,744
Nisshin Seifun Group, Inc.	5,990	73,695
J Sainsbury plc	12,968	72,727
Suedzucker AG	2,047	72,473
Svenska Cellulosa AB — Class B	3,888	72,219
Heineken N.V.	1,209	72,075
Distribuidora Internacional de
Alimentacion S.A.	13,037	71,957
Kesko Oyj — Class B	2,538	71,918
Olam International Ltd.	42,970	71,779
DE Master Blenders 1753 N.V.*	5,945	71,624
Asahi Group Holdings Ltd.	2,900	71,506
Wilmar International Ltd.	27,000	71,502
WM Morrison Supermarkets plc	15,494	71,311
Heineken Holding N.V.	1,457	70,767
Tate & Lyle plc	6,582	70,660
Nissin Foods Holdings Company Ltd.	1,800	70,588
Diageo plc	2,504	70,316
Carrefour S.A.	3,381	70,127
Coca Cola Hellenic Bottling Company S.A.	3,757	70,104
Carlsberg A/S — Class B	786	69,641
Lawson, Inc.	900	69,204
Jeronimo Martins SGPS S.A.	4,144	69,151
Anheuser-Busch InBev N.V.	813	69,133
Pernod-Ricard S.A.	615	69,004
Unicharm Corp.	1,200	68,897
FamilyMart Company Ltd.	1,400	68,897
Unilever N.V.	1,945	68,812
Beiersdorf AG	935	68,609
Nestle S.A.	1,088	68,607
Unilever plc	1,885	68,529
Japan Tobacco, Inc.	2,283	68,522
Koninklijke Ahold N.V.	5,452	68,291
Reckitt Benckiser Group plc	1,186	68,236
Coca-Cola West Company Ltd.	4,100	67,992
Remy Cointreau S.A.	591	67,975
Wesfarmers Ltd.	1,910	67,877
Kao Corp.	2,300	67,794
Metro AG	2,266	67,778
SABMiller plc	1,538	67,521
Woolworths Ltd.	2,263	67,511
TESCO plc	12,594	67,499
Casino Guichard Perrachon S.A.	762	67,460
Coca-Cola Amatil Ltd.	4,792	67,403
Associated British Foods plc	3,234	67,243
Swedish Match AB	1,661	67,167
Aryzta AG	1,390	66,661
British American Tobacco plc	1,298	66,613
L’Oreal S.A.	536	66,305

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 69

SCHEDULE OF INVESTMENTS (continued)	September 30, 2012
MSCI EAFE EQUAL WEIGHT FUND

	Shares	Value
Metcash Ltd.	18,045	$66,261
Barry Callebaut AG	71	65,873
Danone S.A.	1,067	65,694
Imperial Tobacco Group plc	1,762	65,167
Seven & I Holdings Company Ltd.	2,100	64,510
Shiseido Company Ltd.	4,700	64,510
Golden Agri-Resources Ltd.	119,850	64,455
Aeon Company Ltd.	5,690	64,389
Delhaize Group S.A.	1,651	63,746
Colruyt S.A.	1,435	62,506
Lindt & Spruengli AG	1	36,101
Lindt & Spruengli AG - Participation
Certificate	9	28,481
Henkel AG & Company KGaA	406	26,489
Total Consumer Staples		4,697,012
INFORMATION TECHNOLOGY - 6.3%
AtoS	1,159	80,787
Gemalto N.V.	915	80,488
Capital Gemini S.A.	1,856	78,531
Hirose Electric Company Ltd.	700	78,495
Oracle Corporation Japan	1,500	77,374
Nippon Electric Glass Company Ltd.	14,000	77,329
Keyence Corp.	300	76,894
Dena Company Ltd.	2,300	76,402
Nintendo Company Ltd.	600	76,048
Ricoh Company Ltd.	9,000	76,009
Yahoo Japan Corp.	199	75,820
ASM Pacific Technology Ltd.	6,300	74,544
SAP AG	1,045	74,008
Dassault Systemes S.A.	702	73,759
Hexagon AB — Class B	3,440	73,743
NICE Systems Ltd.*	2,219	73,572
Sage Group plc	14,505	73,386
Gree, Inc.	4,000	73,254
Amadeus IT Holding S.A. — Class A	3,100	72,227
NTT Data Corp.	23	72,186
Otsuka Corp.	800	71,767
Shimadzu Corp.	10,000	70,101
United Internet AG	3,433	70,014
Kyocera Corp.	800	69,307
Murata Manufacturing Company Ltd.	1,300	69,223
ARM Holdings plc	7,457	69,159
Konica Minolta Holdings, Inc.	8,990	69,127
Nomura Research Institute Ltd.	3,300	68,047
Itochu Techno-Solutions Corp.	1,300	67,641
Hitachi High-Technologies Corp.	2,800	67,569
Rohm Company Ltd.	2,000	67,359
Trend Micro, Inc.	2,400	67,051
Yokogawa Electric Corp.	5,800	67,046
Yaskawa Electric Corp.	10,000	67,026
Hitachi Ltd.	12,000	66,744
Computershare Ltd.	7,679	66,112
Hoya Corp.	3,000	65,936
Konami Corp.	2,900	65,894
Foxconn International Holdings Ltd.*	198,850	65,394
FUJIFILM Holdings Corp.	3,900	65,375
Omron Corp.	3,400	65,359
Hamamatsu Photonics K.K.	1,900	65,281
Nexon Company Ltd.*	4,743	65,222
Telefonaktiebolaget LM Ericsson — Class B	7,138	65,043
ASML Holding N.V.	1,211	64,724
Alcatel-Lucent*	58,553	64,637
Toshiba Corp.	20,000	64,079
Canon, Inc.	2,000	63,950
Tokyo Electron Ltd.	1,500	63,918
Fujitsu Ltd.	17,000	63,834
TDK Corp.	1,700	63,312
STMicroelectronics N.V.	11,711	63,104
Ibiden Company Ltd.	4,300	62,877
Citizen Holdings Company Ltd.	12,190	62,020
Brother Industries Ltd.	6,590	61,145
Advantest Corp.	4,700	61,137
Infineon Technologies AG	9,593	60,875
Mellanox Technologies Ltd.*	579	60,000
Square Enix Holdings Company Ltd.	3,890	59,374
Sumco Corp.*	8,800	59,321
Seiko Epson Corp.	9,700	59,172
Nokia Oyj	21,869	56,489
NEC Corp.*	32,000	50,852
Elpida Memory, Inc.*,†††,1	18,800	241
Total Information Technology		4,296,714
HEALTH CARE - 5.6%
Grifols S.A.*	2,414	79,727
Lonza Group AG	1,497	78,303
Straumann Holding AG	588	78,219
Sonova Holding AG	764	77,219
UCB S.A.	1,400	76,985
Bayer AG	878	75,405
Fresenius SE & Company KGaA	646	74,999
Merck KGaA	599	73,898
Santen Pharmaceutical Company Ltd.	1,600	73,613
Cie Generale d’Optique Essilor
International S.A.	786	73,605
Actelion Ltd.	1,469	73,543
Taisho Pharmaceutical Holdings
Company Ltd.	900	73,472
Coloplast A/S — Class B	350	72,881
CSL Ltd.	1,524	72,718
Kyowa Hakko Kirin Company Ltd.	6,000	72,511
Tsumura & Co.	2,300	72,275
Sysmex Corp.	1,500	72,184
William Demant Holding A/S*	805	72,157
Hisamitsu Pharmaceutical Company, Inc.	1,300	71,889
Miraca Holdings, Inc.	1,600	71,870
Shionogi & Company Ltd.	4,700	71,798
Orion Oyj — Class B	3,344	71,551
Elekta AB — Class B	5,408	71,428
Otsuka Holdings Company Ltd.	2,300	71,332
Chugai Pharmaceutical Company Ltd.	3,400	71,242
Astellas Pharma, Inc.	1,400	71,139
Smith & Nephew plc	6,430	70,949
QIAGEN N.V.*	3,854	70,924
Sanofi	828	70,601
Fresenius Medical Care AG & Co. KGaA	959	70,321

70 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2012
MSCI EAFE EQUAL WEIGHT FUND

	Shares	Value
Getinge AB — Class B	2,326	$70,190
Novartis AG	1,146	70,131
Mitsubishi Tanabe Pharma Corp.	4,600	69,976
Roche Holding AG	372	69,502
Alfresa Holdings Corp.	1,400	69,166
Takeda Pharmaceutical Company Ltd.	1,500	69,108
AstraZeneca plc	1,448	69,075
Celesio AG	3,864	68,898
Teva Pharmaceutical Industries Ltd.*	1,696	68,829
Sonic Healthcare Ltd.	4,892	68,758
Novo Nordisk A/S — Class B	435	68,723
GlaxoSmithKline plc	2,962	68,258
Ono Pharmaceutical Company Ltd.	1,100	67,737
Eisai Company Ltd.	1,500	67,666
Cochlear Ltd.	965	67,216
Dainippon Sumitomo Pharma
Company Ltd.	6,090	66,964
Suzuken Company Ltd.	2,000	66,513
Olympus Corp.*	3,400	66,231
Daiichi Sankyo Company Ltd.	4,000	66,128
Medipal Holdings Corp.	4,790	65,929
Shire plc	2,237	65,472
Ramsay Health Care Ltd.	2,617	65,204
Terumo Corp.	1,500	64,591
Elan Corporation plc*	5,828	62,837
Total Health Care		3,821,860
UTILITIES - 4.6%
Acciona S.A.	1,405	79,969
Contact Energy Ltd.*	18,030	78,899
Tohoku Electric Power Company, Inc.*	9,790	78,792
Iberdrola S.A.	17,073	77,406
Gas Natural SDG S.A.	5,422	76,751
Power Assets Holdings Ltd.	8,990	76,346
Electric Power Development Company Ltd.	2,900	76,337
Chubu Electric Power Company, Inc.	5,790	75,464
EDP - Energias de Portugal S.A.	27,366	75,330
Enel SpA	21,052	74,452
Red Electrica Corporation S.A.	1,563	74,108
Hokuriku Electric Power Co.	6,100	74,032
Hong Kong & China Gas Company Ltd.	29,156	73,923
Toho Gas Company Ltd.	11,000	73,164
Terna Rete Elettrica Nazionale SpA	19,588	73,000
Cheung Kong Infrastructure Holdings Ltd.	12,000	72,658
Snam SpA	16,345	72,467
Enagas S.A.	3,663	72,257
CLP Holdings Ltd.	8,490	72,154
Tokyo Gas Company Ltd.	13,000	71,639
SSE plc	3,165	71,122
Fortum Oyj	3,851	70,918
E.ON AG	2,984	70,808
Verbund AG	3,412	70,595
Osaka Gas Company Ltd.	16,000	70,537
Kansai Electric Power Company, Inc.	9,000	70,358
Kyushu Electric Power Company, Inc.	8,490	70,070
SP AusNet	64,535	69,954
Enel Green Power SpA	41,174	69,633
United Utilities Group plc	6,020	69,534
Centrica plc	13,111	69,360
Chugoku Electric Power Company, Inc.	5,190	68,974
Electricite de France S.A.	3,281	68,749
National Grid plc	6,234	68,685
RWE AG	1,528	68,364
Veolia Environnement S.A.	6,282	67,781
Suez Environnement Co.	5,974	67,705
APA Group	13,675	67,237
Severn Trent plc	2,473	66,990
Tokyo Electric Power Company, Inc.*	40,780	66,895
Hokkaido Electric Power Company, Inc.	8,100	65,813
AGL Energy Ltd.	4,204	65,281
GDF Suez	2,737	61,201
Shikoku Electric Power Company, Inc.	5,300	59,840
Total Utilities		3,135,552
ENERGY - 3.8%
Neste Oil Oyj	6,358	83,340
Petrofac Ltd.	2,942	75,704
Fugro N.V.	1,093	74,332
Cie Generale de Geophysique - Veritas*	2,353	74,084
Idemitsu Kosan Company Ltd.	900	73,818
Galp Energia SGPS S.A. — Class B	4,524	73,371
WorleyParsons Ltd.	2,500	73,362
Caltex Australia Ltd.	4,259	73,027
Lundin Petroleum AB*	2,986	72,785
JX Holdings, Inc.	13,290	72,726
OMV AG	2,069	72,415
AMEC plc	3,912	72,310
Repsol S.A.	3,726	72,255
Aker Solutions ASA	3,814	72,234
Japan Petroleum Exploration Co.	1,800	72,203
Inpex Corp.	12	71,588
Technip S.A.	635	70,595
TonenGeneral Sekiyu K.K.	8,000	69,409
Saipem SpA	1,440	69,155
SBM Offshore N.V.*	4,852	69,150
Statoil ASA	2,673	69,008
Tullow Oil plc	3,119	68,931
Total S.A.	1,379	68,405
Subsea 7 S.A.	2,955	68,190
BP plc	9,668	68,118
Eni SpA	3,097	67,739
Showa Shell Sekiyu K.K.	12,690	67,329
Tenaris S.A.	3,289	67,120
Santos Ltd.	5,681	66,943
BG Group plc	3,317	66,934
Origin Energy Ltd.	5,537	65,016
Woodside Petroleum Ltd.	1,890	64,970
Seadrill Ltd.	1,658	64,742
Cosmo Oil Company Ltd.	35,000	64,591
Transocean Ltd.	1,393	62,139
Whitehaven Coal Ltd.	19,495	58,037
Royal Dutch Shell plc — Class A	1,106	38,244
Royal Dutch Shell plc — Class B	791	28,067
Total Energy		2,582,386

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 71

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2012
MSCI EAFE EQUAL WEIGHT FUND

	Shares	Value
TELECOMMUNICATION SERVICES - 3.3%
Telenet Group Holding N.V.	1,745	$78,152
TDC A/S	10,228	74,506
Telenor ASA	3,777	73,643
Iliad S.A.	449	73,107
BT Group plc	19,567	72,872
Millicom International Cellular S.A.	785	72,846
PCCW Ltd.	177,790	72,682
Elisa Oyj	3,213	72,630
StarHub Ltd.	23,960	72,628
Tele2 AB — Class B	3,974	72,122
Inmarsat plc	7,542	71,773
Nippon Telegraph & Telephone Corp.	1,500	71,511
Telstra Corporation Ltd.	17,421	70,837
Telefonica S.A.	5,302	70,691
Bezeq The Israeli Telecommunication
Corporation Ltd.	60,710	70,505
TeliaSonera AB	9,745	70,149
Portugal Telecom SGPS S.A.	14,163	70,019
Belgacom S.A.	2,291	69,924
Deutsche Telekom AG	5,681	69,904
KDDI Corp.	900	69,896
Softbank Corp.	1,700	68,845
Telecom Corporation of New Zealand Ltd.	34,638	68,326
Vivendi S.A.	3,491	68,079
Singapore Telecommunications Ltd.	25,970	67,717
Mobistar S.A.	2,123	66,979
Swisscom AG	166	66,724
Vodafone Group plc	23,216	65,868
NTT DOCOMO, Inc.	39	63,276
Telekom Austria AG	8,899	62,899
Koninklijke KPN N.V.	7,894	60,320
France Telecom S.A.	4,784	57,717
Telecom Italia SpA	47,739	47,853
Telecom Italia SpA - Savings Shares	30,631	26,826
HKT Trust / HKT Ltd.	403	342
Total Telecommunication Services		2,232,168
Total Common Stocks
(Cost $69,621,638)		63,503,387
PREFERRED STOCKS† - 0.4%
Porsche Automobil Holding SE	1,283	76,743
ProSiebenSat.1 Media AG	2,975	74,953
Volkswagen AG	316	57,645
Henkel AG & Company KGaA	556	44,221
Bayerische Motoren Werke AG	127	6,519
RWE AG	122	4,863
Total Preferred Stocks
(Cost $245,361)		264,944
RIGHTS† - 0.0%
Cie Generale de Geophysique - Veritas
Expires 10/12/12*	2,353	3,798
Total Rights
(Cost $2,952)		3,798
EXCHANGE TRADED FUNDS† - 5.9%
Vanguard MSCI EAFE ETF	101,101	3,323,191
iShares MSCI Japan Index Fund	56,758	519,903
iShares MSCI Singapore Index Fund	5,140	68,927
iShares MSCI Hong Kong Index Fund	3,661	66,630
Total Exchange Traded Funds
(Cost $3,961,539)		3,978,651
SHORT TERM INVESTMENTS†† - 1.6%
State Street General Account U.S.
Government Fund	1,082,702	1,082,702
Total Short Term Investments
(Cost $1,082,702)		1,082,702
Total Investments - 101.6%
(Cost $74,914,192)		$68,833,482
Other Assets & Liabilities, net - (1.6)%		(1,070,584)
Total Net Assets - 100.0%		$67,762,898

INVESTMENT CONCENTRATION

At September 30, 2012, the investment diversification of the Fund by country was as follows:

Country	% of Net Assets	Value
Japan	32.3%	$21,866,088
Britain	10.0%	6,800,000
United States	7.9%	5,362,359
France	7.0%	4,764,302
Australia	6.7%	4,552,338
Germany	4.9%	3,324,703
Hong Kong	4.3%	2,922,472
Switzerland	4.3%	2,885,260
Sweden	3.4%	2,331,468
Singapore	3.2%	2,183,400
Netherlands	2.7%	1,816,764
Spain	2.5%	1,694,904
Italy	2.5%	1,691,677
Finland	1.5%	1,004,295
Belgium	1.3%	853,641
Israel	1.1%	747,186
Other	6.0%	4,032,626
Total Investments	101.6%	$68,833,482

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted. — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Illiquid security.
ADR — American Depositary Receipt
plc — Public Limited Company
REIT — Real Estate Investment Trust

72 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MSCI EAFE EQUAL WEIGHT FUND

STATEMENT OF ASSETS

AND LIABILITIES

September 30, 2012

Assets:
Investments, at value
(cost $74,914,192)	$68,833,482
Foreign currency, at value
(cost $52,006)	51,889
Cash	36,264
Prepaid expenses	27,183
Receivables:
Dividends	276,927
Foreign taxes reclaim	50,999
Investment advisor	15,991
Fund shares sold	5,521
Total assets	69,298,256
Liabilities:
Payable for:
Securities purchased	1,196,593
Fund shares redeemed	103,547
Management fees	38,701
Transfer agent/maintenance fees	20,633
Distribution and service fees	15,110
Fund accounting/administration fees	8,293
Directors’ fees*	5,483
Miscellaneous	146,998
Total liabilities	1,535,358
Net assets	$67,762,898
Net assets consist of:
Paid in capital	$102,684,130
Undistributed net investment income	749,719
Accumulated net realized loss on investments	(29,586,687)
Net unrealized depreciation on investments and
foreign currency	(6,084,264)
Net assets	$67,762,898
A-Class:
Net assets	$61,837,614
Capital shares outstanding	5,860,557
Net asset value per share	$10.55
Maximum offering price per share
(Net asset value divided by 95.25%)	$11.08
B-Class:
Net assets	$2,819,543
Capital shares outstanding	305,681
Net asset value per share	$9.22
C-Class:
Net assets	$3,015,467
Capital shares outstanding	334,838
Net asset value per share	$9.01
Institutional Class:
Net assets	$90,274
Capital shares outstanding	8,597
Net asset value per share	$10.50

STATEMENT OF

OPERATIONS

Year Ended September 30, 2012

Investment Income:
Dividends (net of foreign withholding tax of $291,494)	$2,139,513
Interest	82
Total investment income	2,139,595

Expenses:
Management fees	487,029
Transfer agent/maintenance fees
A-Class	152,319
B-Class	25,675
C-Class	10,518
Institutional Class	390
Distribution and service fees:
A-Class	156,920
C-Class	33,448
Fund accounting/administration fees	104,364
Custodian fees	191,097
Pricing service expense	87,046
Directors’ fees*	10,895
Miscellaneous	205,028
Total expenses	1,464,729
Less:
Expenses waived/reimbursed by Advisor	(314,425)
Net expenses	1,150,304
Net investment income	989,291

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(5,887,020)
Foreign currency	(31,338)
Net realized loss	(5,918,358)
Net change in unrealized appreciation
(depreciation) on:
Investments	10,873,328
Foreign currency	3,238
Net change in unrealized appreciation
(depreciation)	10,876,566
Net realized and unrealized gain	4,958,208
Net increase in net assets resulting
from operations	$5,947,499

* Relates to Directors not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 73

MSCI EAFE EQUAL WEIGHT FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2012	2011
Increase (Decrease) In Net Assets From Operations:
Net investment income	$989,291	$337,328
Net realized gain (loss) on investments and foreign currency	(5,918,358)	19,565,682
Net change in unrealized appreciation (depreciation) on investments and foreign currency	10,876,566	(24,794,408)
Net increase (decrease) in net assets resulting from operations	5,947,499	(4,891,398)

Distributions to shareholders from:
Net investment income
A-Class	(30,502)	(428,482)
B-Class	(2,983)	(59,809)
Institutional Class	(73)	—
Total distributions to shareholders	(33,558)	(488,291)

Capital share transactions:
Proceeds from sale of shares
A-Class	11,310,005	11,944,041
B-Class	64,990	358,374
C-Class	309,208	541,059
Institutional Class	4,955,291	1,599,376 [1]
Distributions reinvested
A-Class	30,250	424,001
B-Class	2,968	59,500
Institutional Class	73	—
Cost of shares redeemed
A-Class	(20,478,100)	(20,083,005)
B-Class	(1,700,356)	(2,876,923)
C-Class	(970,947)	(1,159,828)
Institutional Class	(5,107,255)	(1,258,878)[1]
Net decrease from capital share transactions	(11,583,873)	(10,452,283)
Net decrease in net assets	(5,669,932)	(15,831,972)

Net assets:
Beginning of year	73,432,830	89,264,802
End of year	$67,762,898	$73,432,830
Undistributed/(Accumulated) net investment income/(loss) at end of year	$749,719	$(281,821)

Capital share activity:
Shares sold
A-Class	1,101,870	1,048,009
B-Class	7,266	35,602
C-Class	35,518	53,801
Institutional Class	484,691	150,654 [1]
Shares issued from reinvestment of distributions
A-Class	3,109	36,520
B-Class	350	5,885
Institutional Class	8	—
Shares redeemed
A-Class	(2,007,132)	(1,754,360)
B-Class	(192,408)	(287,631)
C-Class	(111,863)	(116,514)
Institutional Class	(505,528)	(121,228)[1]
Net decrease in shares	(1,184,119)	(949,262)

1 Since commencement of operations: May 2, 2011.

74 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MSCI EAFE EQUAL WEIGHT FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
A-Class	2012	2011	2010	2009	2008
Per Share Data
Net asset value, beginning of period	$9.70	$10.52	$9.97	$10.35	$20.69
Income (loss) from investment operations:
Net investment income[a]	.15	.05	.02	.05	.05
Net gain (loss) on investments(realized and unrealized)	.70	(.81)	.53	(.35)	(3.63)
Total from investment operations	.85	(.76)	.55	(.30)	(3.58)
Less distributions from:
Net investment income	(—)[b]	(.06)	—	(.02)	(.04)
Net realized gains	—	—	—	—	(6.72)
Return of capital	—	—	—	(.06)	—
Total distributions	(—)[b]	(.06)	—	(.08)	(6.76)
Net asset value, end of period	$10.55	$9.70	$10.52	$9.97	$10.35

Total Return[c]	8.82%	(7.32%)	5.52%	(2.71%)	(25.16%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$61,838	$65,573	$78,201	$97,205	$88,782
Ratios to average net assets:
Net investment income	1.45%	0.40%	0.24%	0.63%	0.33%
Total expenses[d]	2.05%	1.85%	1.86%	1.89%	1.73%
Net expenses[e]	1.63%	1.82%	1.86%	1.89%	1.73%
Portfolio turnover rate	41%	206%	288%	368%	280%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
B-Class	2012[g]	2011[g]	2010[g]	2009[g]	2008[g]
Per Share Data
Net asset value, beginning of period	$8.46	$9.19	$8.69	$9.05	$18.96
Income (loss) from investment operations:
Net investment income[a]	.14	.05	.04	.07	.07
Net gain (loss) on investments(realized and unrealized)	.63	(.69)	.46	(.32)	(3.17)
Total from investment operations	.77	(.64)	.50	(.25)	(3.10)
Less distributions from:
Net investment income	(.01)	(.09)	—	(.04)	(.09)
Net realized gains	—	—	—	—	(6.72)
Return of capital	—	—	—	(.07)	—
Total distributions	(.01)	(.09)	—	(.11)	(6.81)
Net asset value, end of period	$9.22	$8.46	$9.19	$8.69	$9.05

Total Return[c]	9.07%	(7.13%)	5.75%	(2.45%)	(24.91%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,820	$4,148	$6,769	$11,155	$15,303
Ratios to average net assets:
Net investment income	1.60%	0.53%	0.45%	0.90%	0.55%
Total expenses[d]	2.34%	1.61%	1.61%	1.65%	1.48%
Net expenses[e]	1.38%	1.59%	1.61%	1.65%	1.48%
Portfolio turnover rate	41%	206%	288%	368%	280%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 75

MSCI EAFE EQUAL WEIGHT FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
C-Class	2012	2011	2010	2009	2008
Per Share Data
Net asset value, beginning of period	$8.33	$9.06	$8.66	$9.04	$19.00
Income (loss) from investment operations:
Net investment income (loss)[a]	.06	(.04)	(.04)	(.01)	(.05)
Net gain (loss) on investments (realized and unrealized)	.62	(.69)	.44	(.31)	(3.18)
Total from investment operations	.68	(.73)	.40	(.32)	(3.23)
Less distributions from:
Net realized gains	—	—	—	—	(6.73)
Return of capital	—	—	—	(.06)	—
Total distributions	—	—	—	(.06)	(6.73)
Net asset value, end of period	$9.01	$8.33	$9.06	$8.66	$9.04

Total Return[c]	8.16%	(8.06%)	4.62%	(3.39%)	(25.69%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,015	$3,426	$4,295	$4,838	$7,866
Ratios to average net assets:
Net investment income (loss)	0.68%	(0.37%)	(0.50%)	(0.11%)	(0.44%)
Total expenses[d]	2.88%	2.60%	2.62%	2.65%	2.49%
Net expenses[e]	2.38%	2.58%	2.62%	2.65%	2.49%
Portfolio turnover rate	41%	206%	288%	368%	280%

	Year Ended	Period Ended
	September 30,	September 30,
Institutional Class	2012	2011[f]
Per Share Data
Net asset value, beginning of period	$9.70	$12.37
Income (loss) from investment operations:
Net investment income[a]	.28	.13
Net gain on investments (realized and unrealized)	.52	(2.80)
Total from investment operations	.80	(2.67)
Less distributions from:
Net investment income	(—)[b]	—
Net asset value, end of period	$10.50	$9.70

Total Return[c]	8.17%	(21.58%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$90	$285
Ratios to average net assets:
Net investment income	2.70%	2.99%
Total expenses[d]	1.90%	2.27%
Net expenses[e]	1.32%	1.36%
Portfolio turnover rate	41%	206%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Distributions from net investment income are less than $0.01 per share.
[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursments, as applicable.
[f]	Since commencement of operations: May 2, 2011. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized. The portfolio turn-over rate stated is for the entire fiscal year of the Fund, not since commencement of operations of the Class.
[g]	Effective August 25, 2005, B-Class shares ceased charging 12b-1 fees in accordance with FINRA sales cap regulations. Per share informations reflects this change. This fee will be reinstated when sales exceed the sales cap limit.

76 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGER’S COMMENTARY (Unaudited)	September 30, 2012

To Our Shareholders:

For the 12-month period ended September 30, 2012, the Alpha Opportunity Fund gained 35.74%1, compared with its benchmark, the S&P 500® Index, which gained 30.20%.

Long U.S. Strategy Performance

As of September 30, 2012, approximately 62% of the Fund’s assets, consisting of long positions in U.S companies, are held as short sale collateral in a special custody account and are deemed illiquid due to the Fund’s exposure to Lehman Brothers International Europe (LBIE). These securities contributed positive performance to the Fund over the past year.

Domestic Long/Short Strategy Performance

As of September 30, 2012, approximately 32% of the Fund’s assets were invested according to the Fund’s domestic long/short strategy which seeks to use fundamental and technical methods of analysis to identify quality securities trading at attractive valuations. This strategy uses a top-down perspective to formulate long-term themes and a bottom-up approach to identify individual securities. In the domestic long/short strategy, favorable stock selection in the Consumer Discretionary sector was offset by the cash allocation which averaged 12–13% during a period of strong equity market performance, and stock selection in the Technology sector.

Leaders in the Consumer Discretionary sector included homebuilder D.R. Horton and Amazon. The strategy also benefited by owning additional stocks within the homebuilding group, such as MDC Holdings and Toll Brothers.

In the Technology sector, Skyworks Solutions and Mitek Solutions detracted from results.

The strategy retains a U.S.-centric tilt, with a focus on housing, trucking, airlines, retail, regional banks and energy.

Broad Market Tracking

The investment manager for this portion of the portfolio, which represents approximately 5% of the Fund’s assets as of September 30, 2012, seeks investment returns that are similar to those of the S&P 500 Index by primarily investing in equity derivatives, such as futures contracts, options on futures contracts, and equity options. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

The Fund primarily used S&P 500 e-mini futures for the portion of Fund assets that is intended to track the S&P 500 Index. Equity markets rallied strongly throughout the past year and the S&P 500 Index reached all-time highs during the past year, finally overcoming the negative performance from the 2008/2009 financial crisis.

As referenced in Note 11 of the Notes to Financials in this shareholder report, Guggenheim Investments is seeking to resolve certain outstanding short-sale transactions with Lehman Brothers International Europe (LBIE) and its administrator. The Fund’s exposure to LBIE due to these transactions consists of short sale proceeds held by LBIE and long positions held as collateral at the Fund’s custodian. Release of the collateral requires the consent of LBIE and Lehman Brothers, Inc., an entity that is subject to a liquidation proceeding. Due to the valuations assigned to the short positions, which are based on certain assumptions, resolution of these matters could ultimately result in the Fund’s realizing values that are materially different from those indicated in this report, which would materially affect the Fund’s net asset value. Guggenheim Investments is uncertain when it will resume its full investment program.

We appreciate your business and the trust you place in us.

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  77

MANAGER’S COMMENTARY (Unaudited) (concluded)

Sincerely,

Bill Jenkins, CFA, Portfolio Manager

Mainstream Investment Advisers

Charles Craig, CFA, Portfolio Manager

Mainstream Investment Advisers

Michael Byrum, CFA, Portfolio Manager

Guggenheim Investments

Michael Dellapa, CFA, CAIA, Portfolio Manager

Guggenheim Investments

Ryan Harder, CFA, Portfolio Manager

Guggenheim Investments

Performance displayed represents past performance which is no guarantee of future results.

1 Performance figures are based on A-Class shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares. Fee waivers and/or reimbursements reduce Fund expenses and in the absence of such waivers, the performance quoted would be reduced.

This fund may not be suitable for all investors. • Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the stocks price will decline in value. • Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

Mainstream Investment Advisors, LLC is not affiliated with Security Investors, LLC or Guggenheim Investments.

78  |  THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2012

ALPHA OPPORTUNITY FUND

OBJECTIVE: Seeks long-term growth of capital.

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 09/30/12

			Since Inception
	1 Year	5 Year	(07/07/03)
A-Class Shares	35.74%	3.65%	9.23%
A-Class Shares with sales charge†	29.29%	2.43%	8.53%
B-Class Shares	34.62%	2.83%	8.49%
B-Class Shares with CDSC‡	29.62%	2.50%	8.49%
C-Class Shares	34.62%	2.82%	8.38%
C-Class Shares with CDSC§	33.62%	2.82%	8.38%
S&P 500 Index	30.20%	1.05%	6.12%

		Since Inception
	1 Year	(11/07/08)
Institutional Class Shares	36.88%	17.14%
S&P 500 Index	30.20%	14.36%

Holdings Diversification (Market Exposure as % of Net Assets)

** Substantially all of the short holdings were fair valued by the Valuation Committee at September 30, 2012 due to exposure to LBIE — See Note 11. The total market value of fair valued securities amounts to (67%) of total net assets.

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	July 7, 2003
B-Class	July 7, 2003
C-Class	July 7, 2003
Institutional Class	November 7, 2008

Ten Largest Long Holdings (% of Total Net Assets)
Philip Morris International, Inc.	8.0%
Altria Group, Inc.	5.1%
AT&T, Inc.	3.6%
CA, Inc.	3.3%
Lockheed Martin Corp.	3.2%
Johnson & Johnson	3.1%
TJX Companies, Inc.	2.9%
Trinity Industries, Inc.	2.8%
ViroPharma, Inc.	2.7%
Ross Stores, Inc.	2.5%
Top Ten Total	37.2%

“Ten Largest Long Holdings” exclude any temporary cash or derivative investments.

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
†	Effective February 22, 2011, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the 5 Year and since inception Average Annual Returns (based on subscriptions made prior to February 22, 2011), and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after February 22, 2011.
‡	Fund returns include a CDSC of up to 5% if redeemed within 5 years of purchase.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  79

SCHEDULE OF INVESTMENTS (continued)	September 30, 2012
ALPHA OPPORTUNITY FUND

	Shares	Value
COMMON STOCKS† - 102.5%

INDUSTRIALS - 20.1%
Lockheed Martin Corp.[1,2]	3,753	$350,454
Trinity Industries, Inc.[1,2]	10,200	305,693
Joy Global, Inc.[1,2]	4,500	252,270
AO Smith Corp.[1,2]	4,200	241,668
Towers Watson & Co. — Class A1,2	2,200	116,711
Watts Water Technologies, Inc. —
Class A1,2	2,800	105,924
General Electric Co.[1,2]	4,200	95,382
Valmont Industries, Inc.	676	88,894
Northrop Grumman Corp.[1,2]	1,100	73,073
Southwest Airlines Co.	8,308	72,861
Ingersoll-Rand plc	1,352	60,597
US Airways Group, Inc.*	4,944	51,714
Con-way, Inc.[1,2]	1,700	46,529
Manpower, Inc.	1,208	44,454
Nortek, Inc.*	761	41,650
Pentair Ltd.	902	40,148
United Rentals, Inc.*	1,079	35,294
Quanta Services, Inc.*	1,031	25,467
Thermon Group Holdings, Inc.*	837	20,917
Xylem, Inc.	805	20,246
Carlisle Companies, Inc.	366	19,003
Allegiant Travel Co. — Class A*	288	18,248
Rollins, Inc.	778	18,197
TrueBlue, Inc.*	996	15,657
Watsco, Inc.	145	10,990
Encore Wire Corp.	315	9,217
Swift Transportation Co. — Class A*	1,014	8,741
Huntington Ingalls Industries, Inc.*,1,2	183	7,695
Celadon Group, Inc.	387	6,219
Republic Airways Holdings, Inc.*	81	375
Total Industrials		2,204,288
CONSUMER DISCRETIONARY - 19.8%
TJX Companies, Inc.[1,2]	7,200	322,486
Ross Stores, Inc.[1,2]	4,200	271,320
Limited Brands, Inc.[1,2]	5,100	251,226
Family Dollar Stores, Inc.[1,2]	3,700	245,310
The Gap, Inc.[1,2]	6,000	214,680
Walt Disney Co.[1,2]	4,024	210,375
Jack in the Box, Inc.*,1,2	4,000	112,440
PVH Corp.[1,2]	800	74,976
Mattel, Inc.	1,938	68,760
Target Corp.	1,063	67,469
M/I Homes, Inc.*	2,802	54,191
Choice Hotels International, Inc.	1,523	48,721
Pier 1 Imports, Inc.	1,761	33,001
NVR, Inc.*	32	27,024
Fuel Systems Solutions, Inc.*	1,540	26,473
Tenneco, Inc.*	805	22,540
Papa John’s International, Inc.*	402	21,471
Sally Beauty Holdings, Inc.*	805	20,197
Bed Bath & Beyond, Inc.*	216	13,608
Sears Holdings Corp.*	242	13,429
Meritage Homes Corp.*	338	12,854
Mattress Firm Holding Corp.*	442	12,442
RadioShack Corp.[1,2]	5,100	12,138
Tilly’s, Inc. — Class A*	548	10,045
AutoNation, Inc.*	225	9,826
Perfumania Holdings, Inc.*	465	3,348
Total Consumer Discretionary		2,180,350
CONSUMER STAPLES - 19.2%
Philip Morris International, Inc.[1,2]	9,800	881,412
Altria Group, Inc.[1,2]	16,700	557,613
Herbalife Ltd.[1,2]	5,000	237,000
Wal-Mart Stores, Inc.[1,2]	2,200	162,360
Bunge Ltd.	1,314	88,104
Safeway, Inc.[1,2]	3,900	62,751
Ingredion, Inc.	725	39,991
Brown-Forman Corp. — Class B	480	31,320
Fresh Market, Inc.*	403	24,172
HJ Heinz Co.	403	22,548
Cresud S.A. ADR	848	6,928
Total Consumer Staples		2,114,199
HEALTH CARE - 14.1%
Johnson & Johnson[1,2]	5,000	344,550
ViroPharma, Inc.*,1,2	9,900	299,178
Amgen, Inc.[1,2]	1,800	151,776
Life Technologies Corp.*,1,2	2,800	136,864
WellCare Health Plans, Inc.*,1,2	2,300	130,065
Forest Laboratories, Inc.*,1,2	3,400	121,074
Baxter International, Inc.[1,2]	1,800	108,468
Owens & Minor, Inc.[1,2]	2,700	80,676
Charles River Laboratories
International, Inc.*,1,2	2,000	79,200
Kindred Healthcare, Inc.*,1,2	3,900	44,382
Edwards Lifesciences Corp.*	242	25,984
Biogen Idec, Inc.*	145	21,638
TearLab Corp.*	1,359	5,232
Total Health Care		1,549,087
INFORMATION TECHNOLOGY - 8.0%
CA, Inc.[1,2]	14,000	360,710
Skyworks Solutions, Inc.*	4,644	109,436
Symantec Corp.*,1,2	5,900	106,200
Avnet, Inc.*,1,2	3,100	90,179
Arrow Electronics, Inc.*,1,2	2,600	87,646
Harmonic, Inc.*,1,2	11,000	49,940
Amkor Technology, Inc.*,1,2	9,200	40,480
NXP Semiconductor N.V.*	902	22,559
IAC/InterActiveCorp	226	11,766
Move, Inc.*	206	1,776
Total Information Technology		880,692
FINANCIALS - 7.3%
Amtrust Financial Services, Inc.[1,2]	6,600	169,092
Wells Fargo & Co.	3,634	125,482
Endurance Specialty Holdings Ltd.[1,2]	3,000	115,500
U.S. Bancorp	2,528	86,710
American International Group, Inc.*	2,141	70,203
Willis Group Holdings plc	1,047	38,655

80 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2012
ALPHA OPPORTUNITY FUND

	Shares	Value
Capital One Financial Corp.	548	$31,241
Brown & Brown, Inc.	902	23,515
Aon plc	435	22,746
Arthur J Gallagher & Co.	589	21,098
Genworth Financial, Inc. — Class A*,1,2	4,000	20,920
Rayonier, Inc.	403	19,751
St. Joe Co.*	950	18,525
Marsh & McLennan Companies, Inc.	515	17,474
Fannie Mae*	40,210	11,178
Protective Life Corp.	403	10,563
Total Financials		802,653
ENERGY - 4.8%
Anadarko Petroleum Corp.[1,2]	2,755	192,629
ConocoPhillips[1,2]	1,500	85,770
Transocean Ltd.	1,079	48,436
Phillips 66	750	34,778
Ensco plc — Class A	564	30,772
Kodiak Oil & Gas Corp.*	3,268	30,588
Noble Corp.	835	29,876
Rex Energy Corp.*	1,642	21,921
Halcon Resources Corp.*	2,338	17,138
Stone Energy Corp.*	467	11,731
Sanchez Energy Corp.*	563	11,502
Willbros Group, Inc.*	1,027	5,515
Magnum Hunter Resources Corp.*	1,143	5,075
Total Energy		525,731
MATERIALS - 4.1%
Texas Industries, Inc.	3,107	126,299
EI du Pont de Nemours & Co.	1,618	81,337
Monsanto Co.	877	79,824
Georgia Gulf Corp.	1,208	43,754
Louisiana-Pacific Corp.*	2,013	25,163
United States Steel Corp.	1,297	24,734
Stillwater Mining Co.*	1,761	20,762
Mosaic Co.	274	15,785
Graphic Packaging Holding Co.*	1,901	11,045
Harry Winston Diamond Corp.*	805	9,531
Potash Corporation of Saskatchewan, Inc.	171	7,425
Cemex SAB de CV ADR*	805	6,706
Total Materials		452,365
TELECOMMUNICATION SERVICES - 3.6%
AT&T, Inc.[1,2]	10,600	399,620
UTILITIES - 1.5%
Exelon Corp.[1,2]	4,743	168,756
Total Common Stocks
(Cost $9,844,765)		11,277,741
EXCHANGE TRADED FUNDS† - 1.2%
Teucrium Corn Fund*	1,238	59,944
PowerShares DB US Dollar Index
Bullish Fund*	1,577	34,568
Utilities Select Sector SPDR Fund	902	32,833
Total Exchange Traded Funds
(Cost $130,535)		127,345
SHORT TERM INVESTMENTS†† - 0.2%
State Street General Account
U.S. Government Fund	25,783	25,783
Total Short Term Investments
(Cost $25,783)		25,783

	Face
	Amount
REPURCHASE AGREEMENT††,8 - 8.0%
State Street
issued 09/28/12 at 0.01%
due 10/01/12	$876,905	876,905
Total Repurchase Agreement
(Cost $876,905)		876,905
FEDERAL AGENCY DISCOUNT NOTES†† - 4.5%
Fannie Mae[3]
0.14% due 12/12/12	500,000	499,960
Total Federal Agency Discount Notes
(Cost $499,860)		499,960
Total Long Investments - 116.4%
(Cost $11,377,848)		$12,807,734

	Shares
COMMON STOCKS SOLD SHORT - (67.0)%
CONSUMER STAPLES - (1.0)%
Bridgford Foods Corp.*,†	169	(1,105)
Archer-Daniels-Midland Co.†	118	(3,207)
Sanderson Farms, Inc.†	237	(10,516)
Monster Beverage Corp.*,†††,4,5	3,250	(96,233)
Total Consumer Staples		(111,061)
TELECOMMUNICATION SERVICES - (1.7)%
Clearwire Corp. — Class A*,†††,4,5	2,530	(28,665)
Global Crossing Ltd.*,†††,4,5	1,800	(28,746)
Leap Wireless International, Inc.*,†††,4,5	1,500	(65,100)
SBA Communications Corp. —
Class A*,†††,4,5	2,400	(69,096)
Total Telecommunication Services		(191,607)
UTILITIES - (2.3)%
Korea Electric Power Corp. ADR*,†††,4,5	18,310	(247,734)
ENERGY - (3.4)%
Arrow Energy Holdings Pty Ltd.*,†††,4,5	8,900	(22,965)
Aquila Resources Ltd.*,†††,4,5	2,750	(21,907)
Modec, Inc.†††,4,5	900	(23,195)
Sevan Marine ASA*,†††,4,5	5,900	(30,951)
Trican Well Service Ltd.†††,4,5	2,000	(34,043)
Queensland Gas Company Ltd.*,†††,4,5	12,800	(49,787)
Imperial Energy Corporation plc*,†††,4,5	3,900	(77,681)
BPZ Resources, Inc.*,†††,4,5	5,700	(107,160)
Total Energy		(367,689)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 81

SCHEDULE OF INVESTMENTS (continued)	September 30, 2012
ALPHA OPPORTUNITY FUND

	Shares	Value
MATERIALS - (4.2)%
China National Building Material
Company Ltd. — Class H†††,4,5	14,700	$(19,910)
Anhui Conch Cement Company Ltd. —
Class H†††,4,5	4,500	(20,259)
Shougang Fushan Resources
Group Ltd.†††,4,5	66,000	(23,727)
Sino Gold Mining Ltd.*,†††,4,5	8,600	(35,368)
Turquoise Hill Resources Ltd.*,†††,4,5	4,440	(37,030)
Western Areas NL†††,4,5	6,200	(44,457)
Zoltek Companies, Inc.*,†††,4,5	2,700	(49,221)
Riversdale Mining Ltd.*,†††,4,5	6,700	(50,985)
Silver Wheaton Corp.†††,4,5	6,100	(64,045)
Agnico-Eagle Mines Ltd.†††,4,5,6	1,800	(119,002)
Total Materials		(464,004)
INFORMATION TECHNOLOGY - (6.6)%
ValueClick, Inc.*,†	118	(2,029)
VeriSign, Inc.*,†††,4,5	1,200	(30,756)
Access Company Ltd.*,†††,4,5	17	(32,755)
Varian Semiconductor Equipment
Associates, Inc.*,†††,4,5	1,260	(33,037)
Electronic Arts, Inc.*,†††,4,5	900	(36,720)
Riverbed Technology, Inc.*,†††,4,5	3,280	(43,624)
Red Hat, Inc.*,†††,4,5	2,610	(46,589)
Baidu, Inc. ADR*,†††,4,5	200	(53,726)
Intermec, Inc.*,†††,4,5	2,740	(54,307)
Rambus, Inc.*,†††,4,5	3,600	(55,224)
VMware, Inc. — Class A*,†††,4,5	2,400	(68,592)
Equinix, Inc.*,†††,4,5	1,000	(79,940)
SAVVIS, Inc.*,†††,4,5	5,700	(84,019)
Cree, Inc.*,†††,4,5	4,000	(109,840)
Total Information Technology		(731,158)
INDUSTRIALS - (9.1)%
CH Robinson Worldwide, Inc.†	118	(6,909)
China Merchants Holdings International
Company Ltd.†††,4,5	3,100	(11,047)
China Communications Construction
Company Ltd. — Class H†††,4,5	15,000	(15,536)
China National Materials Company
Ltd. — Class H†††,4,5	34,400	(17,537)
Japan Steel Works Ltd.†††,4,5	1,500	(20,809)
Ausenco Ltd.†††,4,5	2,100	(22,659)
Toyo Tanso Company Ltd.†††,4,5	500	(27,007)
Ryanair Holdings plc*,†††,4,5	9,600	(35,971)
Meyer Burger Technology AG*,†††,4,5	200	(49,879)
USG Corp.*,†††,4,5	4,940	(141,877)
Beijing Capital International Airport
Company Ltd. — Class H†††,4,5	218,000	(188,550)
Brisa Auto-Estradas de
Portugal S.A.*,†††,4,5	44,400	(461,804)
Total Industrials		(999,585)
FINANCIALS - (10.7)%
Progressive Corp.†	237	(4,915)
C C Land Holdings Ltd.†††,4,5	50,000	(13,945)
Franshion Properties China Ltd.†††,4,5	79,400	(22,104)
Mizuho Trust & Banking
Company Ltd.*,†††,4,5	17,700	(24,682)
Aozora Bank Ltd.†††,4,5	16,300	(26,250)
Monex Group, Inc.†††,4,5	78	(27,384)
Mizuho Financial Group, Inc.†††,4,5	11,000	(45,461)
Aeon Mall Company Ltd.†††,4,5	1,700	(52,093)
PrivateBancorp, Inc. — Class A†††,4,5	2,390	(102,770)
Erste Group Bank AG*,†††,4,5	5,200	(319,536)
Wells Fargo & Co.†††,4,5	12,384	(539,688)
Total Financials		(1,178,828)
HEALTH CARE - (12.2)%
Sepracor, Inc.*,†††,4,5	1,400	(24,500)
Exelixis, Inc.*,†††,4,5	4,500	(28,845)
Savient Pharmaceuticals, Inc.*,†††,4,5	2,420	(48,013)
Zeltia S.A.*,†††,4,5	8,000	(54,559)
Intuitive Surgical, Inc.*,†††,4,5	200	(56,100)
Auxilium Pharmaceuticals, Inc.*,†††,4,5	1,540	(56,703)
XenoPort, Inc.*,†††,4,5	1,376	(63,062)
Luminex Corp.*,†††,4,5	2,500	(63,725)
Regeneron Pharmaceuticals, Inc.*,†††,4,5	3,180	(69,038)
Vertex Pharmaceuticals, Inc.*,†††,4,5	2,600	(71,942)
Align Technology, Inc.*,†††,4,5	6,100	(74,420)
Intercell AG*,†††,4,5	1,900	(74,840)
Acorda Therapeutics, Inc.*,†††,4,5	2,800	(74,900)
Rigel Pharmaceuticals, Inc.*,†††,4,5	3,050	(78,324)
Sequenom, Inc.*,†††,4,5	3,810	(78,524)
Cepheid, Inc.*,†††,4,5	5,300	(81,620)
AMAG Pharmaceuticals, Inc.*,†††,4,5	1,900	(82,954)
Basilea Pharmaceutica*,†††,4,5	500	(83,364)
Alnylam Pharmaceuticals, Inc.*,†††,4,5	2,900	(85,289)
athenahealth, Inc.*,†††,4,5	2,500	(89,625)
Total Health Care		(1,340,347)
CONSUMER DISCRETIONARY - (15.8)%
Tokyo Broadcasting System
Holdings, Inc.†††,4,5	1,300	(21,836)
Genting Singapore plc†††,4,5	124,900	(41,123)
bwin Interactive Entertainment AG*,†††,4,5	1,600	(45,582)
Bwin.Party Digital
Entertainment plc*,†††,4,5	15,200	(57,210)
Focus Media Holding Ltd. ADR†††,4,5	2,130	(63,900)
Sky Deutschland AG*,†††,4,5	4,000	(65,668)
Marui Group Company Ltd.†††,4,5	29,100	(219,528)
Pool Corp.†††,4,5	11,639	(288,065)
Electrolux AB†††,4,5	30,100	(395,760)
Volkswagen AG†††,4,5	1,300	(539,373)
Total Consumer Discretionary		(1,738,045)
Total Common Stock Sold Short
(Proceeds $7,193,471)		(7,370,058)
EXCHANGE TRADED FUNDS SOLD SHORT† - (0.1)%
Market Vectors Gold Miners ETF	236	(12,676)
Total Exchange Traded Funds Sold Short
(Proceeds $11,202)		(12,676)
EXCHANGE TRADED Trusts SOLD SHORT† - (0.5)%
CurrencyShares Euro Trust[7]	425	(54,268)

82 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2012
ALPHA OPPORTUNITY FUND

	Shares	Value
Total Exchange Traded Trusts Sold Short
(Proceeds $53,273)		$(54,268)
Total Securities Sold Short- (67.6)%
(Proceeds $7,257,946)		$(7,437,002)
Other Assets & Liabilities, net - 51.2%		5,626,838
Total Net Assets - 100.0%		$10,997,570

		Unrealized
	Contracts	Loss
EQUITY FUTURES CONTRACTS PURCHASED†
December 2012 S&P 500 Index
Mini Futures Contracts
(Aggregate Value of
Contracts $573,500)	8	$(7,260)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or a portion of this security is pledged as short security collateral at September 30, 2012.
[2]	All or a portion of the security is deemed illiquid due to the Fund’s exposure to Lehman Brothers International Europe (“LBIE”) prime brokerage services. The total market value of illiquid securities is $8,579,793 (cost $7,099,228), or 78.0% of total net assets. The security was deemed liquid at the time of purchase.
[3]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[4]	All or a portion of this security was fair valued by the Valuation Committee at September 30, 2012. The total market value of fair valued securities amounts to $(7,341,377) (proceeds $7,164,435), or (66.75%) of total net assets.
[5]	Illiquid security.
[6]	Security was acquired through a private placement.
[7]	Investment in a product that pays a management fee to a party related to the advisor.
[8]	Repurchase Agreement — See Note 5.
ADR — American Depositary Receipt
plc — Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 83

ALPHA OPPORTUNITY FUND

STATEMENT OF ASSETS

AND LIABILITIES

September 30, 2012

Assets:
Investments, at value
(cost $10,500,943)	$11,930,829
Repurchase agreements, at value
(cost $876,905)	876,905
Total investment
(cost $11,377,848)	12,807,734
Restricted cash denominated in a foreign currency, at value
(cost $3,380,998)†	3,601,197
Restricted cash†	2,040,646
Cash	108,109
Segregated cash with broker	28,000
Prepaid expenses	9,500
Receivables:
Securities sold	95,468
Dividends	21,429
Investment advisor	11,951
Total assets	18,724,034
Liabilities:
Securities sold short, at value
(proceeds $7,257,946)	7,437,002
Payable for:
Securities purchased	239,910
Management fees	11,428
Transfer agent/maintenance fees	3,602
Distribution and service fees	3,350
Variation margin	2,940
Fund accounting/administration fees	2,195
Fund shares redeemed	1,063
Directors’ fees*	704
Miscellaneous	24,270
Total liabilities	7,726,464
Net assets	$10,997,570
Net assets consist of:
Paid in capital	$20,087,808
Accumulated net investment loss	(8,549)
Accumulated net realized loss on investments	(10,545,458)
Net unrealized appreciation on investments and
foreign currency	1,463,769
Net assets	$10,997,570
A-Class:
Net assets	$7,249,943
Capital shares outstanding	543,729
Net asset value per share	$13.33
Maximum offering price per share
(Net asset value divided by 95.25%)	$13.99
B-Class:
Net assets	$732,770
Capital shares outstanding	60,023
Net asset value per share	$12.21
C-Class:
Net assets	$1,496,613
Capital shares outstanding	122,540
Net asset value per share	$12.21
Institutional Class:
Net assets	$1,518,244
Capital shares outstanding	81,997
Net asset value per share	$18.52

STATEMENT OF

OPERATIONS

Year Ended September 30, 2012

Investment Income:
Dividends (net of foreign withholding tax of $294)	$246,491
Interest	574
Total investment income	247,065

Expenses:
Management fees	140,522
Transfer agent/maintenance fees
A-Class	17,767
B-Class	2,866
C-Class	4,365
Institutional Class	2,760
Distribution and service fees:
A-Class	18,634
B-Class	7,681
C-Class	14,819
Fund accounting/administration fees	25,068
Registration fees	40,945
Custodian fees	26,490
Prime Broker interest expense	5,628
Short sales dividend expense	5,604
Directors’ fees*	800
Miscellaneous	35,930
Total expenses	349,879
Less:
Expenses waived/reimbursed by Advisor	(88,316)
Net expenses	261,563
Net investment loss	(14,498)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	719,242
Futures contracts	428,716
Foreign currency	243
Securities sold short	(43,904)
Net increase from payments by affiliates	32,436
Net realized gain	1,136,733
Net change in unrealized appreciation
(depreciation) on:
Investments	2,198,527
Securities sold short	447
Futures contracts	82,794
Foreign currency	(8,613)
Net change in unrealized appreciation
(depreciation)	2,273,155
Net realized and unrealized gain	3,409,888
Net increase in net assets resulting
from operations	$3,395,390

† All or portion of this amount represents values related to Lehman Brothers International Europe prime brokerage services — See Note 11.

* Relates to Directors not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

84 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ALPHA OPPORTUNITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2012	2011
Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(14,498)	$(57,997)
Net realized gain on investments and foreign currency	1,104,297	969,692
Net change in unrealized appreciation (depreciation) on investments and foreign currency	2,273,155	(439,824)
Net increase from payments by affiliates	32,436	—
Net increase in net assets resulting from operations	3,395,390	471,871

Capital share transactions:
Proceeds from sale of shares
A-Class*	117,674	180,654
Cost of shares redeemed
A-Class	(1,836,212)	(1,908,640)
B-Class	(184,593)	(547,550)
C-Class	(233,428)	(242,522)
Institutional Class	(280,860)	(166,305)
Net decrease from capital share transactions	(2,417,419)	(2,684,363)
Net increase (decrease) in net assets	977,971	(2,212,492)

Net assets:
Beginning of year	10,019,599	12,232,091
End of year	$10,997,570	$10,019,599
Undistributed/(Accumulated) net investment income/(loss) at end of year	$(8,549)	$—

Capital share activity:
Shares sold
A-Class*	9,664	15,900
Shares redeemed
A-Class	(148,801)	(171,786)
B-Class	(16,395)	(52,155)
C-Class	(19,960)	(22,496)
Institutional Class	(16,012)	(10,264)
Net decrease in shares	(191,504)	(240,801)

* Represents conversion of B-Class to A-Class shares.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 85

ALPHA OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
A-Class	2012	2011	2010	2009	2008[f]
Per Share Data
Net asset value, beginning of period	$9.82	$9.70	$8.56	$9.37	$13.94
Income (loss) from investment operations:
Net investment loss[a]	(—)[b]	(.04)	(.06)	(.04)	(.16)
Net gain (loss) on investments (realized and unrealized)	3.48	.16	1.20	(.77)	(1.68)
Net increase from payments by affiliates	0.03 [h]	—	—	—	—
Total from investment operations	3.51	.12	1.14	(.81)	(1.84)
Less distributions from:
Net realized gains	—	—	—	—	(2.57)
Return of capital	—	—	—	—	(.16)
Total distributions	—	—	—	—	(2.73)
Net asset value, end of period	$13.33	$9.82	$9.70	$8.56	$9.37

Total Return[c]	35.74%	1.13%	13.43%	(8.64%)	(15.99%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,250	$6,708	$8,138	$9,752	$30,615
Ratios to average net assets:
Net investment loss	(0.01%)	(0.33%)	(0.71%)	(0.50%)	(1.44%)
Total expenses[d]	2.99%	3.39%	3.51%	3.82%	3.41%
Net expenses[e]	2.21%	2.15%	2.21%	2.00%	3.32%
Portfolio turnover rate	707%	868%	954%	422%	1,248%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
B-Class	2012	2011	2010	2009	2008[f]
Per Share Data
Net asset value, beginning of period	$9.07	$9.03	$8.04	$8.87	$13.42
Income (loss) from investment operations:
Net investment loss[a]	(.09)	(.12)	(.12)	(.09)	(.23)
Net gain (loss) on investments (realized and unrealized)	3.21	.16	1.11	(.74)	(1.59)
Net increase from payments by affiliates	0.02 [h]	—	—	—	—
Total from investment operations	3.14	.04	.99	(.83)	(1.82)
Less distributions from:
Net realized gains	—	—	—	—	(2.57)
Return of capital	—	—	—	—	(.16)
Total distributions	—	—	—	—	(2.73)
Net asset value, end of period	$12.21	$9.07	$9.03	$8.04	$8.87

Total Return[c]	34.62%	0.44%	12.31%	(9.36%)	(16.66%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$733	$693	$1,161	$1,635	$5,391
Ratios to average net assets:
Net investment loss	(0.77%)	(1.09%)	(1.47%)	(1.24%)	(2.18%)
Total expenses[d]	3.87%	4.19%	4.27%	4.57%	4.16%
Net expenses[e]	2.96%	2.90%	2.96%	2.75%	4.04%
Portfolio turnover rate	707%	868%	954%	422%	1,248%

86 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ALPHA OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
C-Class	2012	2011	2010	2009	2008[f]
Per Share Data
Net asset value, beginning of period	$9.07	$9.03	$8.02	$8.87	$13.43
Income (loss) from investment operations:
Net investment loss[a]	(.09)	(.11)	(.12)	(.09)	(.23)
Net gain (loss) on investments (realized and unrealized)	3.21	.15	1.13	(.76)	(1.60)
Net increase from payments by affiliates	0.02 [h]	—	—	—	—
Total from investment operations	3.14	.04	1.01	(.85)	(1.83)
Less distributions from:
Net realized gains	—	—	—	—	(2.57)
Return of capital	—	—	—	—	(.16)
Total distributions	—	—	—	—	(2.73)
Net asset value, end of period	$12.21	$9.07	$9.03	$8.02	$8.87

Total Return[c]	34.62%	0.44%	12.59%	(9.58%)	(16.63%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,497	$1,292	$1,490	$1,996	$4,935
Ratios to average net assets:
Net investment loss	(0.76%)	(1.08%)	(1.46%)	(1.24%)	(2.21%)
Total expenses[d]	3.80%	4.14%	4.28%	4.67%	4.16%
Net expenses[e]	2.96%	2.90%	2.95%	2.75%	4.09%
Portfolio turnover rate	707%	868%	954%	422%	1,248%

	Year Ended	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,	September 30,
Institutional Class	2012	2011	2010	2009[g]
Per Share Data
Net asset value, beginning of period	$13.53	$13.33	$11.73	$10.00
Income (loss) from investment operations:
Net investment income (loss)[a]	.04	(.01)	(.06)	(.01)
Net gain on investments (realized and unrealized)	4.82	.21	1.66	1.74
Net increase from payments by affiliates	0.13 [h]	—	—	—
Total from investment operations	4.99	.20	1.60	1.73
Net asset value, end of period	$18.52	$13.53	$13.33	$11.73

Total Return[c]	36.88%	1.50%	13.64%	17.30%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,518	$1,326	$1,444	$2,155
Ratios to average net assets:
Net investment income (loss)	0.24%	(0.08%)	(0.48%)	(0.07%)
Total expenses[d]	2.68%	3.12%	3.28%	3.94%
Net expenses[e]	1.96%	1.90%	1.96%	1.76%
Portfolio turnover rate	707%	868%	954%	422%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Net investment loss is less than $0.01 per share.
[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Reflects expense ratios after expense waivers, and may include interest or dividend expense. Excluding interest or dividend expense, the operating expense ratio for the current period would be 0.10%, 0.10%, 0.10% and 0.10% lower for the A-Class, B-Class, C-Class and Institutional Class, respectively.
[f]	Security Global Investors, LLC (SGI) became the sub-advisor of 37.5% of the assets of the Alpha Opportunity Fund effective August 18, 2008. Also effective August 18, 2008, Mainstream Investment Advisers, LLC (Mainstream) sub-advises 37.5% of the assets and Security Investors, LLC (SI) manages 25% of the assets. Prior to August 18, 2008, Mainstream sub-advised 60% of the assets and SI managed the remaining 40% of the assets. Effective January 14, 2011, SGI was merged with and into Guggenheim Investments.
[g]	Since commencement of operations: November 7, 2008. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[h]	For the year ended September 30, 2012, 0.30%, 0.22%, 0.22% and 0.96% of the Fund’s A-Class, B-Class, C-Class and Institutional Class, respectively, total return consisted of a voluntary reimbursement by the advisor for losses incurred during fund trading. Excluding this item, total return would have been 35.44%, 34.40%, 34.40% and 35.92% for the Fund’s A-Class, B-Class, C-Class and Institutional Class, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 87

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

Organization

Security Equity Fund (the “Trust”), a Kansas business trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as a non-diversified, open-ended investment company of the series type. Each series, in effect, is representing a separate Fund (collectively the “Funds”). The Trust is authorized to issue an unlimited number of shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of four separate classes of shares: A-Class shares, B-Class shares, C-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (the “NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. Prior to February 22, 2011, the maximum sales charge was 5.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. B-Class shares are offered without a front-end sales charge, but are subject to a CDSC, for five years and convert to A-Class shares after eight years. Effective January 4, 2010, subscriptions for B-Class shares were no longer accepted. C-Class shares have a 1%, CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares have a minimum initial investment of $2 million and a minimum account balance of $1 million. Institutional Class shares are offered without a front-end sales charge or CDSC.

At September 30, 2012, the Trust consisted of nine separate Funds.

Guggenheim Investments (“GI”) provides advisory, administrative and accounting services to the Funds. Rydex Fund Services, LLC (“RFS”) acts as the transfer agent to the Funds. Rydex Distributors, LLC (“RDL”) acts as principal underwriter to the Funds. GI, RFS and RDL are affiliated entities.

Mainstream Investment Advisers, LLC serves as investment sub-advisor on behalf of Alpha Opportunity Fund. The sub-advisor furnishes investment advisory services, supervises and arranges for the purchase and sale of securities and provides for the compilation and maintenance of records pertaining to such investment advisory services, subject to the control and supervision of the Board of Directors of the Trust and GI. Prior to January 14, 2011, Security Global Investors, LLC (“SGI”) acted as a sub-advisor to a portion of the total assets of Alpha Opportunity Fund. Effective January 14, 2011, SGI was merged with and into GI.

Significant Accounting Policies

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

A. Valuations of the Funds’ securities are supplied by pricing services approved by the Board of Directors. The Trust’s officers, through the Valuation Committee under the general supervision of the Board of Directors, regularly review procedures used by, and valuations provided by, the pricing services.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security is valued at the closing bid price on such day.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition and repurchase agreements are valued at amortized cost, which approximates market value.

Listed options are valued at the Official Settlement Price listed by the exchange, usually as of 4:00 p.m. Long options are valued using the bid price and short options are valued using the ask price. In the event that a settlement price is not available, fair valuation is enacted. Over-the-counter options are valued using the average bid price (for long options), or average ask price (for short options) obtained from one or more security dealers.

The value of futures contracts is accounted for using the unrealized gain or loss on the contracts that is determined

88  |  THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities such as World Equity Benchmark Securities. In addition, the Board of Directors has authorized the Valuation Committee and GI to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Investments for which market quotations are not readily available are fair valued as determined in good faith by GI under the direction of the Board of Directors using methods established or ratified by the Board of Directors. These methods include, but are not limited to: (i) obtaining general information as to how these securities and assets trade; (ii) in connection with futures contracts and options thereupon, and other derivative investments, obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market; and (iii) obtaining other information and considerations, including current values in related markets.

B. Securities transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discount, is accrued on a daily basis. Distributions received from investments in REITs are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer.

C. The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

D. Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

E. When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the security exceeds the market value of the securities in the segregated account.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 89

NOTES TO FINANCIAL STATEMENTS (continued)

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the treasury obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Funds may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

F. Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

G. Interest and dividend income, most expenses, all realized gains and losses, and all unrealized gains and losses are allocated to the classes based upon the value of the outstanding shares in each class. Certain costs, such as distribution and service fees relating to A-Class shares, B-Class shares and C-Class shares and transfer agent fees related to each class, are charged directly to specific classes. In addition, other expenses common to various funds within the fund complex are generally allocated amongst such funds on the basis of average net assets.

H. Under the fee arrangement with the custodian, the Funds may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any. For the year ended September 30, 2012, there were no earnings credits received.

I. Under the Funds’ organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

2. Financial Instruments

As part of their investment strategy, certain Funds may utilize short sales and a variety of derivative instruments including futures and options. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statements of Assets and Liabilities.

Alpha Opportunity Fund may make short sales “against the box,” in which the Fund enters into a short sale of a security it owns. At no time will more than 15% of the value of the Funds’ net assets be in deposits on short sales against the box. When a Fund makes a short sale, the Fund does not immediately deliver the securities sold from its own account, or receive the proceeds from the sale. To complete the sale, the Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund must replace the security borrowed by purchasing it at the market price at the time of replacement or delivering the security from its own portfolio. The Fund is said to have a “short position” in securities sold until it delivers them to the broker, at which time it receives the proceeds of the sale. Certain Funds may make short sales that are not “against the box,” which create opportunities to increase the Funds’ return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Such short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which differ from the market value reflected on the Statements of Assets and Liabilities. The Funds are liable for any dividends or interest payable on securities while those securities are in a short position. As collateral for its short positions, the Fund is required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents or liquid securities. These segregated assets are valued consistent with Note 1A and are required to be adjusted daily to reflect changes in the market value of the securities sold short.

The Alpha Opportunity Fund utilized futures contracts to obtain broad index exposure. A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s or an underly-

90 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

ing fund’s use of futures contracts and related options, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as restricted cash on the Statement of Assets and Liabilities; securities held as collateral are noted on the Schedule of Investments.

Certain Funds wrote call options on a covered basis and put options on securities that are traded on recognized securities exchanges and over-the-counter markets. Call and put options on securities give the writer the obligation to sell or purchase a security at a specified price, until a certain date. The risk in writing a covered call option is that a Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a covered put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty’s inability to perform. An amount equal to the premium received is entered in the Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if a Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

In conjunction with the use of short sales, futures and options, the Funds are required to maintain collateral in various forms. The Funds use, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes, or the repurchase agreements allocated to each Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

3. Fees and other transactions with affiliates

Management fees are paid monthly to GI, based on the following annual rates. GI pays the sub-advisors out of the advisory fees it receives.

Management Fees
(as a % of net assets)
Large Cap Core Fund	0.75%
All Cap Value Fund	0.70%
Mid Cap Value Fund	0.79%[1]
Mid Cap Value Institutional Fund	0.75%
Small Cap Growth Fund	0.85%
Small Cap Value Fund	1.00%
Large Cap Concentrated Growth Fund	0.75%
MSCI EAFE Equal Weight Fund	0.705
Alpha Opportunity Fund	1.25%

1 Management fees are payable at an annual rate of 1.00% of the average daily net assets of $200 million or less, plus 0.75% of the average daily net assets of the Mid Cap Value Fund in excess of $200 million.

GI also acts as the administrative agent for the Funds, and as such performs administrative functions and the bookkeeping, accounting and pricing functions for each Fund. For these services, GI receives the following:

Fund Accounting/
Administrative Fees
(as a % of net assets)
Large Cap Core Fund	0.095%
All Cap Value Fund	0.095%
Mid Cap Value Fund	0.0955
Mid Cap Value Institutional Fund	0.095%
Small Cap Growth Fund	0.095%
Small Cap Value Fund	0.095%
Large Cap Concentrated Growth Fund	0.095%
MSCI EAFE Equal Weight Fund	greater of 0.15% or $60,000
Alpha Opportunity Fund	0.15%

Minimum charge per Fund	$25,000[1]
Certain out-of-pocket charges	Varies

1 GI has agreed not to charge the $25,000 minimum fee on the All Cap Value Fund

RFS is paid the following for providing transfer agent services to the Funds. Effective February 1, 2012, transfer agent fees are assessed to the applicable Class of each Fund in which they were incurred. Prior to February 1, 2012, transfer agent fees were aggregated by the Fund and allocated based on daily net assets of each Class of the Fund.

Annual charge per account	$5.00 – $8.00
Transaction fee	$0.60 – $1.10
Minimum annual charge per Fund	$25,000[1]
Certain out-of-pocket charges	Varies

1 GI has agreed not to charge the $25,000 minimum fee on the All Cap Value Fund.

The investment advisory contracts for the following Funds provide that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends on securities sold short, expenses of other investment

THE GUGGENHEIM FUNDS ANNUAL REPORT | 91

NOTES TO FINANCIAL STATEMENTS (continued)

companies in which a Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses (as determined under generally accepted accounting principles). The limits are listed below:

		Effective	Contract
	Limit	Date	End Date
All Cap Value Fund – A-Class	1.27%	02/01/11	02/01/13
All Cap Value Fund – C-Class	2.02%	02/01/11	02/01/13
All Cap Value Institutional Fund	1.02%	02/01/11	02/01/13
Mid Cap Value Institutional*	0.90%	04/13/09	03/31/12
Small Cap Value Fund – A-Class	1.30%	02/01/11	02/01/13
Small Cap Value Fund – C-Class	2.05%	02/01/11	02/01/13
Small Cap Value Fund – Institutional Class	1.05%	02/01/11	02/01/13
Large Cap Concentrated Growth Fund – A-Class	1.35%	02/01/11	02/01/13
Large Cap Concentrated Growth Fund – B-Class	2.10%	02/01/11	02/01/13
Large Cap Concentrated Growth Fund – C-Class	2.10%	02/01/11	02/01/13
Large Cap Concentrated Growth Fund – Institutional Class	1.10%	03/01/12	02/01/13
MSCI EAFE Equal Weight Fund – A-Class	1.61%	04/29/11	02/01/13
MSCI EAFE Equal Weight Fund – B-Class	2.36%	04/29/11	02/01/13
MSCI EAFE Equal Weight Fund – C-Class	2.36%	04/29/11	02/01/13
MSCI EAFE Equal Weight Fund – Institutional Class	1.36%	04/29/11	02/01/13
Alpha Opportunity Fund – A-Class	2.11%	02/01/11	02/01/13
Alpha Opportunity Fund – B-Class	2.86%	02/01/11	02/01/13
Alpha Opportunity Fund – C-Class	2.86%	02/01/11	02/01/13
Alpha Opportunity Fund – Institutional Class	1.86%	02/01/11	02/01/13

* Expense Limitation Agreement has not been renewed for this Fund after 03/31/12.

GI is entitled to reimbursement by the Funds for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. At September 30, 2012, the amount of fees waived or expenses reimbursed that are subject to recoupment are presented in the following table:

	Expires	Expires	Expires	Fund
Fund	2013	2014	2015	Total
All Cap Value Fund**	$59,326	$49,063	$60,997	$169,386
Mid Cap Value Institutional Fund*	209,976	443,419	194,357	847,752
Small Cap Value Fund	90,347	118,145	175,113	383,605
Large Cap Concentrated Growth Fund	150,104	140,783	175,964	466,851
MSCI EAFE Equal Weight Fund	—	26,732	314,425	341,157
Alpha Opportunity Fund	176,815	157,924	88,316	423,055

*	Expense Limitation Agreement has not been renewed for this Fund after 03/31/12.
**	All Cap Value Fund ceased its operations on October 16, 2012.

For the year ended September 30, 2012, no amounts were recouped by GI.

The Funds have adopted Distribution Plans related to the offering of A-Class, B-Class and C-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of each Fund’s A-Class shares and 1.00% of the average daily net assets of each Fund’s B-Class and C-Class shares. Effective August 25, 2005, the MSCI EAFE Equal Weight Fund ceased charging 12b-1 fees on B-Class shares in accordance with the FINRA sales cap regulations. These fees may be reinstated at any time.

During the year ended September 30, 2012, RDL retained sales charges of $178,212 relating to sales of A-Class shares of the Trust.

On May 11, 2012, GI voluntarily made a capital contribution to the Alpha Opportunity Fund for losses incurred during fund trading.

Certain officers and directors of the Trust are also officers and/or directors of Security Benefit Life Insurance Company, a subsidiary of Security Benefit Corporation, and its affiliates, which include GI and RDL.

At September 30, 2012, Security Benefit Corporation and its subsidiaries owned over five percent of the outstanding shares of the Trust, as follows:

Percent of outstanding
shares owned
Large Cap Core Fund	13%
All Cap Value Fund	43%
Small Cap Growth Fund	14%
Large Cap Concentrated Growth Fund	18%
MSCI EAFE Equal Weight Fund	15%
Alpha Opportunity Fund	15%

92 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

4. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageousmarket for the investment or liability. A three-tier hierarchy is utilized to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Funds’ net assets at September 30, 2012:

	Level 1	Level 1	Level 2	Level 3
	Investments	Other Financial	Investments	Investments
	In Securities	Instruments*	In Securities	In Securities	Total
Assets
Large Cap Core Fund	$174,810,832	$—	$—	$—	$174,810,832
All Cap Value Fund	2,534,600	—	—	—	2,534,600
Mid Cap Value Fund	1,096,407,109	—	27,948,665	—	1,124,355,774
Mid Cap Value Institutional Fund	478,076,846	—	6,073,931	—	484,150,777
Small Cap Growth Fund	12,696,399	—	—	—	12,696,399
Small Cap Value Fund	33,307,796	—	175,625	—	33,483,421
Large Cap Concentrated Growth Fund	24,332,599	—	—	—	24,332,599
MSCI EAFE Equal Weight Fund	67,750,539	—	1,082,702	241	68,833,482
Alpha Opportunity Fund	11,405,086	—	1,402,648	—	12,807,734
Liabilities
Mid Cap Value Fund	$—	$394,400	$—	$—	$394,400
Mid Cap Value Institutional Fund	—	190,400	—	—	190,400
Small Cap Value Fund	—	11,220	—	—	11,220
Alpha Opportunity Fund	95,625	7,260	—	7,341,377	7,444,262

* Other financial instruments include futures contracts, which are reported as unrealized gain/loss at period end and options written.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The Funds recognize transfers between the levels as of the beginning of the period. As of September 30, 2012, MSCI EAFE Equal Weight Fund had a security with a total value of $241 transfer from Level 1 to Level 3 as a result of bankruptcy.

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended September 30, 2012:

LEVEL 3 – Fair value measurement using significant unobservable inputs

Total
Alpha Opportunity Fund
Liabilities:
Beginning Balance	$7,341,377
Ending Balance	$7,341,377

THE GUGGENHEIM FUNDS ANNUAL REPORT | 93

NOTES TO FINANCIAL STATEMENTS (continued)

5. Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Funds’ policy that their custodian takes possession of the underlying collateral. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements.

At September 30, 2012, the collateral for the repurchase agreements was as follows:

	Counterparty and
Fund	Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
Mid Cap Value Fund	UMB Financial Corp.			Ginnie Mae Bond
	0.04%			2.14%
	Due 10/01/12	$16,151,000	$16,151,054	12/16/43	$15,940,870	$16,474,020
Alpha Opportunity Fund	State Street			U.S. Treasury Note
	0.01%			2.38%
	Due 10/01/12	876,905	876,906	09/30/14	855,000	900,956

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment advisor, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

6. Derivative Investment Holdings Categorized by Risk Exposure

U.S. GAAP requires disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Funds’ financial position and results of operations.

Certain Funds utilized options to minimally hedge the Fund's portfolio to increase returns, to maintain exposure to the equity markets, and create liquidity.

Alpha Opportunity Fund utilized futures contracts to obtain broad index exposure. The following table represents the notional amount of futures contracts outstanding, as an approximate percentage of the Funds’ net assets on a daily basis, while the risk to the Fund is limited to the profit earned on such derivatives.

Approximate percentage
of Fund’s net assets on
a daily basis
Fund	Long
Alpha Opportunity Fund	5%

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of September 30, 2012:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity contracts	Variation margin	Variation margin
Options written, at value

94 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at September 30, 2012:

Liability Derivative Investments Value

	Futures	Options
	Equity	Written Equity	Total Value at
	Contracts*	Contracts	September 30, 2012
Mid Cap Value Fund	$—	$394,400	$394,400
Mid Cap Value Institutional Fund	—	190,400	190,400
Small Cap Value Fund	—	11,220	11,220
Alpha Opportunity Fund	7,260	—	7,260

* Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended September 30, 2012:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity contracts	Net realized gain (loss) on futures contracts
Net realized gain (loss) on options written
Net change in unrealized appreciation (depreciation) on futures contracts
Net change in unrealized appreciation (depreciation) on options written

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended September 30, 2012:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations

	Futures	Options
	Equity	Written Equity
	Contracts	Contracts	Total
Large Cap Core Fund	$—	$21,833	$21,833
All Cap Value Fund	—	2,504	2,504
Mid Cap Value Fund	—	3,779,447	3,779,447
Mid Cap Value Institutional Fund	—	1,565,535	1,565,535
Small Cap Value Fund	—	45,398	45,398
Alpha Opportunity Fund	428,716	—	428,716

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations

	Futures	Options
	Equity	Written Equity
	Contracts	Contracts	Total
Large Cap Core Fund	$—	$(4,934)	$(4,934)
All Cap Value Fund	—	(116)	(116)
Mid Cap Value Fund	—	801,835	801,835
Mid Cap Value Institutional Fund	—	313,139	313,139
Small Cap Value Fund	—	(780)	(780)
Alpha Opportunity Fund	82,794	—	82,794

THE GUGGENHEIM FUNDS ANNUAL REPORT | 95

NOTES TO FINANCIAL STATEMENTS (continued)

7. Options Written

Transactions in options written during the year ended September 30, 2012 were as follows:

Written Call Options

					Mid Cap Value
	All Cap Value Fund		Mid Cap Value Fund		Institutional Fund		Small Cap Value Fund
	Number of	Premium	Number of	Premium	Number of	Premium	Number of	Premium
	Contracts	Amount	Contracts	Amount	Contracts	Amount	Contracts	Amount

Balance at September 30, 2011	—	$—	2,211	$569,087	931	$239,517	31	$5,287
Options written	7	1,398	6,174	1,312,045	2,534	545,702	189	18,100
Options terminated in closing purchase transactions	—	—	—	—	—	—	—	—
Options expired	(1)	(104)	(4,119)	(873,593)	(1,688)	(360,542)	(48)	(7,977)
Options exercised	(6)	(1,294)	(3,106)	(676,865)	(1,217)	(265,041)	(139)	(6,003)
Balance at September 30, 2012	—	—	1,160	330,674	560	159,636	33	9,407

Written Put Options

							Mid Cap Value
	Large Cap Core Fund		All Cap Value Fund		Mid Cap Value Fund		Institutional Fund		Small Cap Value Fund
	Number of	Premium	Number of	Premium	Number of	Premium	Number of	Premium	Number of	Premium
	Contracts	Amount	Contracts	Amount	Contracts	Amount	Contracts	Amount	Contracts	Amount

Balance at September 30, 2011	119	$21,833	4	$1,472	13,177	$2,577,115	5,411	$1,068,730	74	$12,616
Options written	—	—	9	928	17,122	1,746,742	6,904	718,603	378	32,481
Options terminated in closing purchase transactions	—	—	—	—	(3,419)	(406,921)	(1,471)	(175,747)	(32)	(3,805)
Options expired	(119)	(21,833)	(13)	(2,400)	(20,863)	(2,823,259)	(8,479)	(1,172,194)	(397)	(36,623)
Options exercised	—	—	—	—	(6,017)	(1,093,677)	(2,365)	(439,392)	(23)	(4,669)
Balance at September 30, 2012	—	—	—	—	—	—	—	—	—	—

THE GUGGENHEIM FUNDS ANNUAL REPORT | 96

NOTES TO FINANCIAL STATEMENTS (continued)

8. Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on federal income tax returns for all open tax years (fiscal years 2009 – 2012), and has concluded that no provision for income tax is required in the Funds’ financial statements.

The RIC Modernization Act of 2010 was signed into law on December 22, 2010 and seeks to simplify some of the tax provisions applicable to regulated investment companies and the tax reporting to their shareholders, and to improve the tax efficiency of certain fund structures. The changes were generally effective for taxable years beginning after the date of enactment.

One of the more prominent changes addressed capital loss carryforwards. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. Under pre-enactment law, capital losses could be carried forward for eight years, and carriedforward as short-term capital, irrespective of the character of the original loss. As a result of this ordering rule, pre-enactment capital loss carryforwards may potentially expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The tax character of distributions paid during the year ended September 30, 2012 was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions
Large Cap Core Fund	$200,274	$—	$200,274
All Cap Value Fund	45,954	138,514	184,468
Mid Cap Value Fund	—	24,197,991	24,197,991
Mid Cap Value Institutional Fund	10,427,545	35,975,722	46,403,267
Small Cap Growth Fund	—	—	—
Small Cap Value Fund	490,519	201,354	691,873
Large Cap Concentrated Growth Fund	17	—	17
MSCI EAFE Equal Weight Fund	33,558	—	33,558
Alpha Opportunity Fund	—	—	—

The tax character of distributions paid during the year ended September 30, 2011 was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions
Large Cap Core Fund	$546,823	$—	$546,823
All Cap Value Fund	48,497	115,509	164,006
Mid Cap Value Fund	2,564,377	139,287	2,703,664
Mid Cap Value Institutional Fund	14,998,506	10,215,700	25,214,206
Small Cap Growth Fund	—	—	—
Small Cap Value Fund	526,847	676,251	1,203,098
Large Cap Concentrated Growth Fund	136,272	—	136,272
MSCI EAFE Equal Weight Fund	488,291	—	488,291
Alpha Opportunity Fund	—	—	—

Note: For federal income tax purposes, short term capital gain distributions are treated as ordinary income distributions.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 97

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributable earnings/(accumulated losses) at September 30, 2012 was as follows:

	Undistributed	Undistributed	Accumulated	Net Unrealized	Total
	Ordinary	Long-Term	Capital and	Appreciation/	Accumulated
Fund	Income	Capital Gain	Other Losses*	(Depreciation)**	Earnings/(Deficit)
Large Cap Core Fund	$317,574	$—	$(12,483,320)	$23,376,086	$11,210,340
All Cap Value Fund	14,795	149,276	—	269,892	433,963
Mid Cap Value Fund	—	107,239,542	(5,871,492)	93,438,803	194,806,853
Mid Cap Value Institutional Fund	1,924,325	38,914,101	(529,966)	35,885,717	76,194,177
Small Cap Growth Fund	—	—	(2,427,672)	2,154,159	(273,513)
Small Cap Value Fund	1,576,630	783,642	—	2,089,796	4,450,068
Large Cap Concentrated Growth Fund	—	—	(5,280,425)	2,398,824	(2,881,601)
MSCI EAFE Equal Weight Fund	948,141	—	(29,545,605)	(6,323,768)	(34,921,232)
Alpha Opportunity Fund	—	—	(10,519,182)	1,428,944	(9,090,238)

*	The Fund had net capital loss carryovers and deferred post-October losses as shown below.

** Any differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax deferral of wash sale losses and the differences between book, and tax basis passive foreign investment companies.

For the year ended September 30, 2012 the capital loss carryovers utilized or expired and the accumulated net realized loss on sales of investments for federal income tax purposes which are available to offset future taxable gains are shown in the table below:

	Capital Loss	Capital Loss					Remaining
	Carryovers	Carryovers	Expires in	Expires in	Unlimited		Capital Loss
Fund	Utilized	Expired	2017	2018	Short Term	Long Term	Carryforward
Large Cap Core Fund	$(5,978,391)	$—	$—	$(12,483,320)	$—	$—	$(12,483,320)
Mid Cap Value Fund	—	—	—	—	—	—	—
Mid Cap Value Institutional Fund	—	—	—	—	—	—	—
Small Cap Growth Fund	(1,892,202)	—	(81,860)	(2,126,508)	—	—	(2,208,368)
Large Cap Concentrated Growth Fund	(2,566,961)	—	(2,794,818)	(2,455,692)	—	—	(5,250,510)
MSCI EAFE Equal Weight Fund	—	—	(18,217,126)	(5,357,504)	(749,163)	—	(24,323,793)
Alpha Opportunity Fund	(1,189,321)	—	(6,175,966)	(4,341,927)	—	—	(10,517,893)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to deferred ordinary and capital losses, losses deferred due to wash sales, foreign currency gains and losses, and the “mark-to-market” of certain passive foreign investment companies (PFICs) for tax purposes. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise.

On the Statements of Assets and Liabilities, the following adjustments were made for permanent book/tax differences:

		Undistributed	Accumulated Net
		Net Investment	Realized
	Paid-In Capital	Income	Gain/(Loss)
Large Cap Core Fund	$(2,162)	$2,162	$—
All Cap Value Fund	—	—	—
Mid Cap Value Fund	—	1,099,988	(1,099,988)
Mid Cap Value Institutional Fund	—	—	—
Small Cap Growth Fund	(66,959)	68,250	(1,291)
Small Cap Value Fund	—	22,129	(22,129)
Large Cap Concentrated Growth Fund	—	—	—
MSCI EAFE Equal Weight Fund	(1,027)	75,807	(74,780)
Alpha Opportunity Fund	(102)	5,949	(5,847)

98 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

At September 30, 2012, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

		Tax	Tax	Net
	Tax	Unrealized	Unrealized	Unrealized
Fund	Cost	Gain	Loss	Gain/(Loss)
Large Cap Core Fund	$151,434,746	$29,075,750	$(5,699,664)	$23,376,086
All Cap Value Fund	2,264,708	409,134	(139,242)	269,892
Mid Cap Value Fund	1,030,853,245	198,979,981	(105,477,452)	93,502,529
Mid Cap Value Institutional Fund	448,234,296	77,473,100	(41,556,619)	35,916,481
Small Cap Growth Fund	10,542,240	2,999,125	(844,966)	2,154,159
Small Cap Value Fund	31,391,812	4,393,770	(2,302,161)	2,091,609
Large Cap Concentrated Growth Fund	21,933,775	2,591,791	(192,967)	2,398,824
MSCI EAFE Equal Weight Fund	75,153,696	4,403,888	(10,724,102)	(6,320,214)
Alpha Opportunity Fund	11,412,671	2,335,655	(940,592)	1,395,063

Pursuant to Federal income tax regulations applicable to investment companies, the Funds have elected to treat net capital losses and certain ordinary losses realized between November 1 and September 30 of each year as occurring on the first day of the following tax year. The Funds have also elected to treat certain ordinary losses realized between January 1 and September 30 of each year as occurring on the first day of the following tax year. For the year ended September 30, 2012, the following losses reflected in the accompanying financial statements were deferred for Federal income tax purposes until October 1, 2012:

Fund	Ordinary	Capital
Mid Cap Value Fund	$(3,209,568)	$(2,661,924)
Mid Cap Value Institutional Fund	—	(529,966)
Small Cap Growth Fund	(219,304)	—
Large Cap Concentrated Growth Fund	(29,915)	—
MSCI EAFE Equal Weight Fund	—	(5,221,812)
Alpha Opportunity Fund	(8,549)	—

9.  Securities Transactions

For the year ended September 30, 2012, the cost of purchases and proceeds from sales of investment securities, excluding government securities and short-term investments, were:

	Purchases	Sales
Large Cap Core Fund	$177,765,134	$201,237,703
All Cap Value Fund	893,950	1,774,464
Mid Cap Value Fund	226,076,985	571,931,134
Mid Cap Value Institutional Fund	163,341,465	256,075,137
Small Cap Growth Fund	11,956,768	15,586,901
Small Cap Value Fund	33,839,214	17,663,486
Large Cap Concentrated Growth Fund	55,783,440	66,149,727
MSCI EAFE Equal Weight Fund	28,471,747	37,617,331
Alpha Opportunity Fund	30,335,976	32,599,245

10. Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act. Transactions during the year ended September 30, 2012 in which the portfolio company is an “affiliated person” are as follows:

		Value			Value	Shares	Investment
Fund	Security	09/30/11	Additions	Reductions	09/30/12	09/30/12	Income
Mid Cap Value Fund	Common Stock:
	IXYS Corp.	$25,422,534	$351,770	$(2,277,026)	$21,192,383	2,136,329	$—
	Maxwell Technologies, Inc.	29,779,169	295,400	(58,625)	13,276,517	1,635,039	—
	Total	$55,201,703	$647,170	$(2,335,651)	$34,468,900	3,771,368	$—
Mid Cap Value Institutional Fund	Common Stock:
	HydroGen Corp.	$18,985	$—	$—	$15,188	1,265,700	$—
	Total	$18,985	$—	$—	$15,188	1,265,700	$—

THE GUGGENHEIM FUNDS ANNUAL REPORT | 99

NOTES TO FINANCIAL STATEMENTS (concluded)

11. Alpha Opportunity Fund

The Fund contracted with Lehman Brothers International Europe (“LBIE”) to provide prime brokerage services related to the Fund’s short selling. On September 15, 2008, LBIE was placed into administration and a third party administrator was named (the “Administrator”). The Fund’s exposure to LBIE consists of short sale proceeds held by LBIE, and restricted long positions held at the Fund’s custodian, as collateral for said short sales. Release of the collateral requires the consent of LBIE and Lehman Brothers Inc. (“LBI”), an entity that is subject to a liquidation proceeding. The Fund delivered a Notice of Termination of Loans to LBIE and the Administrator. The Fund has worked to resolve these issues with LBIE and the Administrator. As of September 30, 2012, included in the Statement of Assets and Liabilities are the value of restricted long positions of $8,579,793, cash collateral of $1,332,130, restricted cash representing the value of short sale proceeds of $4,309,713 and liabilities for short sales of $7,341,377, representing the value of securities sold short at the date the short sales were deemed by the Fund to have been terminated. If these short sales had not been terminated, the value of the liability related to these securities sold short would have been $8,010,527 as of September 30, 2012 resulting in a decrease in net assets of $669,150 or (6.1)%. Until such time as the liability for short sales is settled and all restrictions are removed by LBIE and LBI, the Fund cannot sell such restricted long positions and/or utilize the restricted cash balances to achieve the Fund’s investment objectives and/or meet Fund redemption or other Fund obligations. Based on the ultimate terms of such settlement, the value assigned to these positions may ultimately differ from the fair valuations assigned to them by the Fund and there is no guaranty that the Fund will ultimately recover the full value of the assets that are subject to restrictions. Accordingly, a settlement could ultimately result in the Fund realizing values that are materially different from those indicated herein, which would materially impact the Fund’s net asset value. As of the close of business on October 3, 2008, and until further notice, the Fund is not accepting subscriptions for shares from either new or existing shareholders.

Effective as of August 1, 2011, Security Investors, LLC has agreed to purchase shares of the Fund from time to time to provide the Fund with liquidity if needed to meet redemptions. The intent of the agreement is to provide liquidity to the Fund in the event that shareholders seek to redeem shares of the Fund at a time that there are not sufficient unrestricted assets.

12. Other Liabilities

Mid Cap Value Fund, Mid Cap Value Institutional Fund and Large Cap Core Fund each wrote put option contracts through LBI that were exercised prior to the option contracts’ expiration and prior to the bankruptcy filing by LBI, during September, 2008. However, these transactions have not settled and the securities have not been delivered to the Funds as of September 30, 2012.

Although the ultimate resolution of these transactions is uncertain, the Funds have recorded a liability on their respective books equaI to the difference between the strike price on the put options and the market price of the underlying security on the exercise date. The amount of the liability recorded by the Funds as of September 30, 2012 was $473,594 for Mid Cap Value Fund, $15,940 for Mid Cap Value Institutional Fund, and $18,615 for Large Cap Core Fund.

13. Subsequent Events

All Cap Value Fund Liquidation

On August 23, 2012, the Board of Directors (the “Board”) of All Cap Value Fund (“Liquidating Fund”) adopted a Plan of Liquidation to cease operations of the Liquidating Fund. On October 16, 2012, all of the assets of the Liquidating Fund were liquidated completely, each investor’s shares were then redeemed at net asset value on that date, and the Liquidating Fund was terminated. In connection with liquidation, the Liquidating Fund adopted the liquidation basis of accounting, which among other things, requires the Liquidating Fund to record assets and liabilities at their net realizable value, liabilities and their net settlement amounts, and to record estimated costs of liquidating the Liquidating Fund to the extent that they are reasonably determinable. GI bore all expenses incurred in connection with the carrying out of the Plan of Liquidation.

100 | THE GUGGENHEIM FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders

Security Equity Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Security Equity Fund (comprised of Large Cap Core Fund, All Cap Value Fund (in liquidation), Mid Cap Value Fund, Mid Cap Value Institutional Fund, Small Cap Growth Fund, Small Cap Value Fund, Large Cap Concentrated Growth Fund, MSCI EAFE Equal Weight Fund, and Alpha Opportunity Fund)(the “Funds”) as of September 30, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

As more fully discussed in Note 11 to the financial statements, the Alpha Opportunity Fund has ongoing exposure to Lehman Brothers International Europe (“LBIE”), which was placed into administration in September 2008. Significant uncertainty exists regarding the ultimate timing and manner of settlement of this exposure and the difference between amounts currently recorded and that which may ultimately be settled may be material.

As discussed in Note 13 to the financial statements, on August 23, 2012, the Board of Directors has approved the liquidation of the All Cap Value Fund effective October 16, 2012. As a result, the basis of accounting for the All Cap Value Fund’s financial statements has changed from the going concern basis to a liquidation basis of accounting.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Security Equity Fund at September 30, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles and, with respect to the All Cap Value Fund (in liquidation) as of and for the year ended September 30, 2012, applied on the basis described in the preceding paragraph.

Chicago, Illinois

November 29, 2012

THE GUGGENHEIM FUNDS ANNUAL REPORT | 101

OTHER INFORMATION (Unaudited)

Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

Of the taxable ordinary income distributions paid during the fiscal year ending September 30, 2012, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	% Qualifying
Large Cap Core Fund	100.00%
All Cap Value Fund	100.00%
Mid Cap Value Institutional Fund	65.13%
Small Cap Value Fund	14.16%

Additionally, the following amounts of taxable ordinary income dividends paid during the fiscal year qualified for the lower income tax rate available to individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003:

Fund	% Qualifying
Large Cap Core Fund	100.00%
All Cap Value Fund	100.00%
Mid Cap Value Institutional Fund	65.75%
Small Cap Value Fund	13.69%
MSCI EAFE Equal Weight Fund	100.00%

With respect to the taxable year ended September 30, 2012, the Funds hereby designates as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Capital Gain
Fund	Dividends
All Cap Value Fund	$138,514
Mid Cap Value Fund	24,197,991
Mid Cap Value Institutional Fund	35,975,722
Small Cap Value Fund	201,354

For the fiscal year ended September 30, 2012, the MSCI EAFE Equal Weight Fund earned gross income derived from foreign sources totaling $2,352,779. The MSCI EAFE Equal Weight Fund paid foreign taxes totaling $291,494 for the fiscal year and may pass these taxes through to shareholders, who may be able to claim them as a foreign tax credit. A final determination will be made at the end of the calnedar year. The funds will notify shareholders of amounts for use in preparing their 2012 income tax forms in January 2013.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 1.800.820.0888.

102 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited) (concluded)

Office Locations

The offices of Guggenheim Investments can be found in the following locations:

40 East 52nd Street

16th Floor

New York, NY 10022

(Headquarters)

Four Irvington Centre

805 King Farm Boulevard

Suite 600

Rockville, MD 20850

9401 Indian Creek Parkway

40 Corporate Woods

Suite 850

Overland Park, KS 66210

THE GUGGENHEIM FUNDS ANNUAL REPORT | 103

INFORMATION on board of Directors and officers (Unaudited)

DIRECTORS

The business address of each director is One Security Benefit Place, Topeka, KS 66636-0001

Name
(Date of Birth)	Principal Occupations
Year Elected***	During Past Five Years

Donald A. Chubb, Jr.** (12-14-46) 1994	Current: Business broker and manager of commercial real estate, Griffith & Blair, Inc. Realtors

Harry W. Craig, Jr.** (05-11-39) 2004

Current: Chairman, CEO, & Director, The Craig Group, Inc.; Managing Member of Craig Family Investments, LLC

Previous: Prior to November 2009, Chairman, CEO, Secretary and Director, The Martin Tractor Company, Inc.

Jerry B. Farley** (09-20-46) 2005	Current: President, Washburn University

Penny A. Lumpkin** (08-20-39) 1993	Current: Partner, Vivian’s Gift Shop (Corporate Retail); Vice President, Palmer companies, Inc. (Small Business and Shopping Center Development); PLB (Real estate Equipment Leasing)

Maynard F. Oliverius** (12-18-43) 1998	Current: President and Chief Executive Officer, Stormont-Vail HealthCare

Donald C. Cacciapaglia* (07-01-51) 2012 (President)	Current: Guggenheim Investments: President and Chief Administrative Officer from February 2010 to present Previous: Channel Capital Group, Inc.; Chairman and CEO from April 2002 to February 2010

*	This Director is deemed to be an “interested person” of the Funds under the 1940 Act, as amended, by reason of his position with the Funds’ Investment Manager and/or the parent of the Investment Manager. This Director is also an officer of the funds.

**	These Directors serve on the Fund’s joint audit committee, the purpose of which is to meet with the independent registered public accounting firm, to review the work of the independent registered public accounting firm, and to oversee the handling by Security Investors of the accounting and financial reporting functions for the Funds.

***	Each Director oversees 32 Security Funds portfolios and serves until the next annual meeting, or until a successor has been duly elected and qualified.

104 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION on board of Directors and officers (Unaudited) (concluded)

OFFICERS*

The business address of each officer is One Security Benefit Place, Topeka, KS 66636-0001

Name
(Date of Birth)	Principal Occupations
Title – Year Elected	During Past Five Years

Mark P. Bronzo (11-01-60) Vice President - 2008	Current: Portfolio Manager, Security Investors, LLC Previous: Managing Director and Chief Compliance Officer, Nationwide Separate Accounts LLC (2003–2008)

Elisabeth Miller (06-06-68) Chief Compliance Officer - 2012

Current: Chief Compliance Officer, Rydex Series Funds, Rydex ETF Trust, Rydex Dynamic Funds, and Rydex Variable Trust; Chief Compliance Officer, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund, Security Mid Cap Growth Fund, and SBL Fund; Chief Compliance Officer, Security Investors, LLC; and Chief Compliance Officer, Rydex Distributors, LLC

Previous: Senior Manager, Security Investors, LLC and Rydex Distributors, LLC (2004–2009)

Nikolaos Bonos (05-30-63) Treasurer - 2010	Current: Senior Vice President, Security Investors, LLC; Chief Executive Officer & Manager, Rydex Specialized Products, LLC; Chief Executive Officer & President, Rydex Fund Services, LLC; Vice President, Rydex Holdings, LLC; Vice President & Treasurer, Rydex Series Funds; Rydex ETF Trust; Rydex Dynamic Funds; and Rydex Variable Trust; and Vice President, Security Benefit Asset Management Holdings, LLC

Previous: Senior Vice President, Security Global Investors, LLC (2010-2011); and Senior Vice President, Rydex Advisors, LLC and Rydex Advisors II, LLC

Joseph M. Arruda (09-05-66) Assistant Treasurer - 2010

Current: Vice President, Security Investors, LLC; Chief Financial Officer & Manager, Rydex Specialized Products, LLC; and Assistant Treasurer, Rydex Series Funds; Rydex Dynamic Funds; Rydex ETF Trust; and Rydex Variable Trust

Previous: Vice President, Security Global Investors, LLC (2010–2011); and Vice President, Rydex Advisors, LLC and Rydex Advisors II, LLC (2010)

Amy J. Lee (06-05-61) Vice President - 2007 Secretary - 1987

Current: Senior Vice President & Secretary, Security Investors, LLC; Secretary & Chief Compliance Officer, Security Distributors, Inc.; Vice President, Associate General Counsel & Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation; Associate General Counsel, First Security Benefit Life Insurance and Annuity of New York; Vice President & Assistant Secretary, Rydex Series Funds, Rydex ETF Trust, Rydex Dynamic Funds, and Rydex Variable Trust; Vice President & Secretary, Rydex Holdings, LLC Secretary, Advisor Research Center, Inc., Rydex Specialized Products, LLC, Rydex Distributors, LLC and Rydex Fund Services, LLC; and Assistant Secretary, Security Benefit Clinic and Hospital

Previous: Senior Vice President & Secretary, Security Global Investors, LLC (2007–2011); Senior Vice President & Secretary, Rydex Advisors, LLC and Rydex Advisors II, LLC (2010); and Director, Brecek & Young Advisors, Inc. (2004–2008)

Mark A. Mitchell (08-24-64) Vice President - 2003	Current: Portfolio Manager, Security Investors, LLC Previous: Vice President and Portfolio Manager, Security Benefit Life Insurance Company (2003–2010)

Joseph C. O’Connor (07-15-60) Vice President - 2008	Current: Portfolio Manager, Security Investors, LLC Previous: Managing Director, Nationwide Separate Accounts LLC (2003–2008)

Daniel W. Portanova (10-02-60) Vice President - 2008	Current: Portfolio Manager, Security Investors, LLC Previous: Managing Director, Nationwide Separate Accounts LLC (2003–2008)

James P. Schier (12-28-57) Vice President - 1998	Current: Senior Portfolio Manager, Security Investors, LLC Previous: Vice President and Senior Portfolio Manager, Security Benefit Life Insurance Company (1998–2010)

David G. Toussaint (10-10-66) Vice President - 2005	Current: Portfolio Manager, Security Investors, LLC Previous: Assistant Vice President and Portfolio Manager, Security Benefit Life Insurance Company (2005–2009)

* Officers serve until the next annual meeting or until a successor has been duly elected and qualified.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 105

GUGGENHEIM INVESTMENTS PRIVACY POLICIES

Rydex Funds, Guggenheim Funds, Rydex Investments, Rydex Distributors, Inc., Security Investors, LLC, Security Distributors, Inc. and Rydex Advisory Services (Collectively “Guggenheim Investments”)

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, guggenheiminvestments.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim Investments web site offers customized features that require our use of “http cookies”—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

106 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (concluded)

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 107

This page intentionally left blank.

This page intentionally left blank.

805 King Farm Boulevard, Suite 600

Rockville, MD 20850

guggenheiminvestments.com

800 820 0888

SBE-ANN

Item 2. Code of Ethics.

The registrant’s Board of Directors has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. No substantive amendments were approved or waivers were granted to the Code during the period covered by this report. The Code is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that Maynard Oliverius, a member of the Audit Committee of the Board, is an audit committee financial expert. Mr. Oliverius is “independent” for purposes of this item.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $158,660 in 2011 and $129,060 in 2012.

(b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $5,046 in 2011 and $6,971 in 2012. These services consisted of financial reporting advisory services.

The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”) which required pre-approval by the Audit Committee were $30,000 in 2011 and $35,000 in 2012, which related to the review of the transfer agent function.
__________

(c)	Tax Fees. The aggregate fees billed to the Registrant in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $31,733 in 2011 and $41,230 in 2012. These services consisted of (i) preparation of U.S. federal, state and excise tax returns; (ii) U.S. federal and state tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired and (iv) review of U.S. federal excise distribution calculations.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2011 and $0 in 2012.
__________

(d)	All Other Fees. The aggregate fees billed to the Registrant in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2011 and $0 in 2012.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (d) of this Item, which required pre-approval by the Audit Committee were $0 in 2011 and $0 in 2012.
__________

(e)	(1)	Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of the auditor’s engagements for audit and non-audit services to the Registrant. Pre-approval considerations include whether the proposed services are compatible with maintaining the auditor’s independence as specified in applicable rules.

(e)	(2)	Percentage of Non-Audit Services Approved under (c)(7)(i)(C). The percentage of the services described in each of (b) through (d) of this Item 4 (only those that relate to the Registrant) that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X was 0%, 0% and 0%, respectively.

(f)	Not applicable.

(g)	Non-Audit Fees. The aggregate non-audit fees were for audit-related and tax services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $66,779 in 2011 and $76,230 in 2012.

(h)	Auditor Independence. The Registrant’s Audit Committee was provided with information relating to the provision of non-audit services by Ernst & Young, LLP to the Registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved by the Audit Committee so that a determination could be made whether the provision of such services is compatible with maintaining Ernst & Young, LLP’s independence.

Item 5. Audit Committee of Listed Registrants.

 Not applicable.

Item 6. Investments.

 The Schedule of Investments is included under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

 Not applicable.

Item 8. Portfolio Mangers of Closed-end Management Investment Companies

 Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

 Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant’s board.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

Item 11. Controls and Procedures.

(a)	The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2)	Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.

(b)	A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                   Security Equity Fund

By (Signature and Title)*    /s/ Donald C. Cacciapaglia

Donald C. Cacciapaglia, President

Date      December 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*     /s/ Donald C. Cacciapaglia

Donald C. Cacciapaglia, President

Date      December 5, 2012

By (Signature and Title)*      /s/ Nikolaos Bonos

Nikolaos Bonos, Treasurer

Date      December 5, 2012

* Print the name and title of each signing officer under his or her signature.